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                ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1,
                                    Issuer,


                    BANC ONE MORTGAGE CAPITAL MARKETS, LLC,
                      Master Servicer and Special Servicer


                             LASALLE NATIONAL BANK,
                               Indenture Trustee

                                      and

                              ABN AMRO BANK N.V.,
                                  Fiscal Agent

                        --------------------------------

                              SERVICING AGREEMENT


                          Dated as of February 1, 1999

                        --------------------------------



                         COLLATERALIZED MORTGAGE BONDS

                                 SERIES 1999-1






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


                                TABLE OF CONTENTS

                                                                            Page


                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Defined Terms..................................................
Section 1.02  Certain Terms..................................................
Section 1.03  General Interpretive Principles................................


                                   ARTICLE II

                  CERTAIN MATTERS REGARDING THE MORTGAGE LOANS

Section 2.01  Delivery of Mortgage Loan Files
               and Related Documents.........................................
Section 2.02  Document Defects and Breaches;
               Repurchase....................................................
Section 2.03  Representations and Warranties of
               the Issuer, the Master Servicer,
               and the Special Servicer;
               Assignment of Rights..........................................
Section 2.04  [Reserved.]....................................................


                                   ARTICLE III

                   GENERAL PROVISIONS APPLICABLE TO SERVICERS

Section 3.01  Contract for Servicing.........................................
Section 3.02  Notices to Mortgagors..........................................
Section 3.03  Primary Servicing and
               Subservicing..................................................
Section 3.04  Record Title to Mortgage Loans,
               Etc...........................................................
Section 3.05  Release of Documents and
               Instruments of Satisfaction...................................
Section 3.06  Access to Certain Documentation
               Regarding the Mortgage Loans and
               this Servicing Agreement......................................
Section 3.07  Annual Statement as to Compliance..............................
Section 3.08  Annual Independent Public
               Accountants' Servicing Report.................................
Section 3.09  Merger or Consolidation of any
               Servicer......................................................
Section 3.10  Limitation on Liability of the
               Servicers and Others..........................................
Section 3.11  Resignation of Servicers.......................................
Section 3.12  Maintenance of Errors and
               Omissions and Fidelity Coverage...............................
Section 3.13  Indemnity......................................................
Section 3.14  Information Systems............................................


                                   ARTICLE IV

                       OBLIGATIONS OF THE MASTER SERVICER

Section 4.01  The Master Servicer............................................
Section 4.02  Collection Account; Collection of
               Certain Mortgage Loan Payments................................
Section 4.03  Permitted Withdrawals from the
               Collection Account............................................
Section 4.04  Remittances to the Indenture
               Trustee.......................................................
Section 4.05  Master Servicer Advances.......................................
Section 4.06  Maintenance of Insurance.......................................
Section 4.07  Enforcement of "Due-on-Sale"
               Clauses; Assumption Agreements................................
Section 4.08  Property Inspections...........................................
Section 4.09  Reports of Master Servicer.....................................
Section 4.10  Confirmation of Balloon Payment................................
Section 4.11  Master Servicer Compensation...................................
Section 4.12  Adjustment of Master Servicer's
               Compensation..................................................
Section 4.13  Implementation of Operations and
               Maintenance Plans.............................................


                                    ARTICLE V

                                   [RESERVED]



                                   ARTICLE VI

                       OBLIGATIONS OF THE SPECIAL SERVICER

Section 6.01  The Special Servicer...........................................
Section 6.02  Transfer to Special Servicing..................................
Section 6.03  Servicing of Specially Serviced
               Mortgage Loans................................................
Section 6.04  Title to REO Property; Management
               of REO Property...............................................
Section 6.05  Sale of REO Property and
               Specially Serviced Mortgage
               Loans.........................................................
Section 6.06  REO Account; Collection of REO
               Proceeds......................................................
Section 6.07  Remittances to Master Servicer.................................
Section 6.08  Specially Serviced Mortgage Loan
               Status Reports and Other Reports..............................
Section 6.09  Environmental Considerations...................................
Section 6.10  Corrected Mortgage Loans.......................................
Section 6.11  Removal of Special Servicer....................................
Section 6.12  Special Servicer Compensation..................................
Section 6.13  Appraisal Reduction Estimate,
               Special Servicer's Appraisal
               Reduction Estimate and MAI
               Appraisal.....................................................


                                   ARTICLE VII

                    OBLIGATIONS OF THE INDENTURE TRUSTEE AND
                            THE FISCAL AGENT; REPORTS

Section 7.01  [Reserved].....................................................
Section 7.02  Distribution of Reports to the
               Indenture Trustee and the
               Issuer; Advances..............................................
Section 7.03  The Fiscal Agent...............................................


                                  ARTICLE VIII

                                   THE ISSUER

Section 8.01  Liability of the Issuer........................................
Section 8.02  Limitation on Liability of the
               Issuer and Others.............................................


                                   ARTICLE IX

                                     DEFAULT

Section 9.01  Events of Default..............................................
Section 9.02  Indenture Trustee to Act;
               Appointment of Successor......................................
Section 9.03  Notification to Bondholders....................................
Section 9.04  Waiver of Servicer Events of
               Default.......................................................
Section 9.05  Additional Remedies of Indenture
               Trustee Upon a Servicer Event of
               Default.......................................................


                                    ARTICLE X

                                    RESERVED



                                   ARTICLE XI

                   MONITORING BONDHOLDER; DIRECTING BONDHOLDER

Section 11.01 Monitoring Bondholders and
               Directing Bondholder..........................................
Section 11.02 Powers of Attorney.............................................


                                   ARTICLE XII

                                   TERMINATION

Section 12.01 Termination Upon Liquidation of
               All Mortgage Loans............................................


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

Section 13.01 Amendment......................................................
Section 13.02 Recordation of the Servicing
               Agreement; Counterparts.......................................
Section 13.03 Governing Law..................................................
Section 13.04 Notices........................................................
Section 13.05 Severability of Provisions.....................................
Section 13.06 Successors and Assigns.........................................
Section 13.07 [RESERVED].....................................................
Section 13.08 Notices and Information to Rating
               Agencies......................................................
Section 13.09 Successor to a Servicer........................................
Section 13.10 Limitation of Liability........................................
Section 13.11 Article and Section Headings...................................
Section 13.12 Copies of Documents to
               Representative................................................
Section 13.13 Third Party Beneficiary........................................




                                    EXHIBITS

ANNEX 1     Defined Terms
EXHIBIT A   Mortgage Loan Schedule
EXHIBIT B   Request for Release and Receipt of Documents
EXHIBIT C   Form of Remittance Report

                              SERVICING AGREEMENT

                  This Servicing Agreement, dated and effective as of February 1, 1999, among ICCMAC MULTIFAMILY AND COMMERCIAL TRUST 1999-1, a Delaware business trust, as Issuer, BANC ONE MORTGAGE CAPITAL MARKETS, LLC, a Delaware limited liability company, as Master Servicer and Special Servicer, LASALLE NATIONAL BANK, a national banking association, as Indenture Trustee and ABN AMRO BANK N.V., a Netherlands banking corporation, as Fiscal Agent.

                             PRELIMINARY STATEMENT

                  The Issuer is a trust established under the laws of the State of Delaware by the Depositor pursuant to the Deposit Trust Agreement between the Depositor and the Owner Trustee. Pursuant to the Deposit Trust Agreement, the Depositor delivered to, and deposited with the Issuer, certain adjustable rate and fixed rate multifamily and commercial Mortgage Loans with original terms to maturity of not more than 360 months, which are more specifically identified on Exhibit A hereto and which had been acquired by the Depositor from the Mortgage Loan Seller pursuant to the Mortgage Loan Purchase Agreement.

                  Pursuant to the Indenture among the Issuer and the Indenture Trustee, as indenture trustee on behalf of the Bondholders, the Issuer issued Collateralized Mortgage Bonds, in multiple Classes, secured by a pledge of, among other things, the Mortgage Loans.

                  The parties hereto desire to provide for, among other things, the servicing and administration of the Mortgage Loans for so long as the Bonds are Outstanding.

                  In consideration of the mutual agreements herein contained, the Issuer, the Master Servicer, the Special Servicer, the Indenture Trustee and the Fiscal Agent agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                  Section 1.01              Defined Terms.

                  Whenever used in this Servicing Agreement, including in the first paragraph and in the Preliminary Statement, all capitalized terms not defined herein shall have the meaning specified in Annex 1 hereto, unless the context requires otherwise.

                  Section 1.02              Certain Terms.

                  [Reserved].

                  Section 1.03              General Interpretive Principles.

                  For purposes of this Servicing Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) The terms defined in this Servicing Agreement include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

                  (b) Accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

                  (c) References herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Servicing Agreement;

                  (d) References to a Subsection  without further reference to a
Section is a reference to such subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

                  (e) The words "herein", "hereof", "hereunder" and other words of similar import refer to this Servicing Agreement as a whole and not to any particular provision;

                  (f) The term "include" or "including" shall be deemed to be followed by the phrase "without limitation";

                  (g) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding";

                  (h) References herein to actions to be taken shall include the failure to take any action; and

                     (i) Any action or delivery which is required pursuant to the terms hereof which falls on a day which is not a Business Day will be due on the immediately following Business Day.


                                   ARTICLE II

                  CERTAIN MATTERS REGARDING THE MORTGAGE LOANS

                  Section 2.01 Delivery of Mortgage Loan Files and Related Documents.

                  (a) In connection with the Grant of the Trust Estate by the Issuer to secure the Bonds, the Issuer is required to deliver to and deposit with, or cause to be delivered to and deposited with, the Indenture Trustee, on or before the Closing Date, the Mortgage Loan File for each Mortgage Loan. Also in connection therewith, the Issuer shall deliver to and deposit with, or cause to be delivered to and deposited with, the Master Servicer, on or before the Closing Date: (i) copies of the Indenture and the Mortgage Loan Purchase Agreement; (ii) copies of the documents comprising the Mortgage Loan File for each Mortgage Loan; and (iii) all other documents and records in the possession of the Issuer or the Mortgage Loan Seller that relate to the Mortgage Loans, are necessary for the servicing of the Mortgage Loans and are not required to be a part of a Mortgage Loan File in accordance with the definition thereof. The Master Servicer shall hold all such documents and records delivered to it on behalf of the Indenture Trustee in trust for the benefit of the Bondholders and, subject to the lien of the Indenture, the Issuer.

                  (b) The Indenture Trustee shall deliver to the Master Servicer within 15 days after the Closing Date each Assignment of Mortgage and assignment of Assignment of Leases and Rents in favor of the Indenture Trustee delivered to it as part of a Mortgage Loan File and each UCC-2 and UCC-3 in favor of the Indenture Trustee delivered to it as part of a Mortgage Loan File, and the Master Servicer shall, at the Mortgage Loan Seller's expense, as to each Mortgage Loan, promptly (and in any event within 45 days following the Closing
Date) cause each such document to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements. Each such assignment shall reflect that it should be returned by the public recording office to the Indenture Trustee following recording, and each such UCC-2 and UCC-3 shall reflect that the file copy thereof should be returned to the Indenture Trustee following filing, provided that in those instances where the public recording office retains the original Assignment of Mortgage or assignment of Assignment of Leases and Rents, the Master Servicer shall obtain therefrom a certified copy of the recorded original and forward it to the Indenture Trustee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Issuer shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter the Master Servicer shall upon receipt thereof cause the same to be duly recorded or filed, as appropriate.

                  Section 2.02              Document  Defects  and  Breaches;
                                            Repurchase.

                  (a) If any party hereto discovers that any document constituting a part of a Mortgage Loan File has not been properly executed, is missing, contains information that does not conform in any respect with the corresponding information set forth in the Mortgage Loan Schedule (and the terms of such document have not been modified by written instrument contained in the Mortgage Loan File), or does not appear to be regular on its face (each, a "Document Defect"), or if the Mortgage Loan Seller discovers, or the Indenture Trustee receives written notice from the Issuer, the Master Servicer, the Special Servicer, the Mortgage Loan Seller, the Depositor, the Fiscal Agent or any Bondholder, specifying in reasonable detail the existence of a breach of any representation or warranty of the Mortgage Loan Seller or the Loan Originator, as applicable, made in the Mortgage Loan Purchase Agreement or the Warranty Agreement, relating to any Mortgage Loan, (each, a "Breach"), such party shall give prompt written notice of such Document Defect or Breach to the other parties hereto.

                  (b) Promptly upon its discovery or receipt of notice of any Document Defect or Breach that materially and adversely affects the value of any Mortgage Loan or the interests of the Issuer and/or the Bondholders therein, the Master Servicer shall request that the Mortgage Loan Seller or the Loan Originator, as applicable, not later than 90 days (or such other period as is provided in the Mortgage Loan Purchase Agreement or the Warranty Agreement, as applicable) from the receipt by the Mortgage Loan Seller or the Loan Originator, as applicable, of such request, either (i) cure such Document Defect or Breach in all material respects or (ii) repurchase the affected Mortgage Loan from the Issuer at the applicable Purchase Price as, if and to the extent required by the Mortgage Loan Purchase Agreement or the Warranty Agreement, as applicable; provided that if (i) such Document Defect or Breach is capable of being cured but not within such 90-day (or other) period, (ii) the Mortgage Loan Seller or the Loan Originator, as applicable, has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day (or other) period, and (iii) the Mortgage Loan Seller or the Loan Originator, as applicable, shall have delivered to the Indenture Trustee and the Master Servicer a certification executed on behalf of the Mortgage Loan Seller or the Loan Originator, as applicable, by an officer thereof setting forth the reason that such Document Defect or Breach is not capable of being cured within an initial 90-day (or other) period, specifying what actions the Mortgage Loan Seller or the Loan Originator, as applicable, is pursuing in connection with the cure thereof and stating that the Mortgage Loan Seller or the Loan Originator, as applicable, anticipates that such Document Defect or Breach will be cured within an additional period not to exceed 90 more days, then the Mortgage Loan Seller or the Loan Originator, as applicable, shall have up to an additional 90 days to complete such cure.

                  (c) If the affected Mortgage Loan is to be repurchased, the Master Servicer shall designate the Collection Account as the account to which funds in the amount of the Purchase Price are to be wired, and the Master Servicer shall promptly notify the Indenture Trustee (by delivery thereto of an Officer's Certificate) when such deposit is made. The Indenture Trustee, upon receipt of an Officers' Certificate from the Master Servicer to the effect that such deposit has been made, shall release or cause to be released to the Mortgage Loan Seller or the Loan Originator, as applicable, or its designee, the related Mortgage Loan File and shall execute and deliver such instruments of transfer or assignment (in recordable form if recording is appropriate delivered to it and acceptable to it, in each case without recourse, representation or warranty), as shall be necessary to vest in the Mortgage Loan Seller or the Loan Originator, as applicable, or its designee, any Mortgage Loan released pursuant hereto, including the rights under the Warranty Agreement solely insofar as such rights relate to the related repurchased Mortgage Loan. In connection with such repurchase, the Master Servicer, and the Special Servicer, as applicable, shall release to the Mortgage Loan Seller or the Loan Originator, as applicable, all documents and records maintained by such Servicer and requested by the Issuer or the Mortgage Loan Seller or the Loan Originator, as applicable; provided, that such Servicer may retain copies of such documents and records at its own expense. The Mortgage Loan Seller or the Loan Originator, as applicable, shall be responsible for the payment of all reasonable expenses of the Indenture Trustee and the Servicers incurred in connection with such repurchase. Any such repurchase of a Mortgage Loan shall be on a whole loan, servicing released basis, and shall be subject to all applicable terms and conditions set forth in the Indenture.

                  (d) If the Mortgage Loan Seller or the Loan Originator defaults on its obligations to repurchase any Mortgage Loan as contemplated by this Section 2.02, the Master Servicer shall promptly notify the Indenture Trustee, the Issuer and the Bondholders and the Master Servicer or Indenture Trustee shall take such actions with respect to the enforcement of such repurchase obligations, including, without limitation, the institution and prosecution of appropriate legal proceedings, as the Master Servicer or Indenture Trustee, as the case may be, shall determine, in its reasonable good faith judgment, as are in the best interests of the Bondholders (taken as a collective whole) and are not inconsistent with the Indenture. Any and all expenses incurred by the Master Servicer or Indenture Trustee, as the case may be, with respect to the foregoing shall constitute Property Protection Advances with respect to the affected Mortgage Loan.

                  (e) It is understood and agreed that the provisions set forth in this Section 2.02 shall constitute the sole remedies available to the Bondholders, or the Indenture Trustee on behalf of the Bondholders, respecting any Breach or Document Defect. Neither the Mortgage Loan Seller or the Loan Originator will have any obligation regarding a Breach by the other party of a representation or warranty made by such other party.

                  Section 2.03 Representations and Warranties of the Issuer, the Master Servicer,
                                            and   the   Special    Servicer;
                                            Assignment of Rights.

                  (a) The Issuer hereby represents, warrants and covenants to the parties hereto and to the Indenture Trustee, on behalf of the Bondholders, that as of the Closing Date:

                     (i) The Issuer is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

                     (ii) The execution and delivery of this Servicing Agreement by the Issuer, and the performance and compliance with the terms of this Servicing Agreement by the Issuer, will not violate the Deposit Trust Agreement or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets.

                     (iii) The Issuer has the full power and authority to enter into and consummate all transactions contemplated by this Servicing Agreement, the execution, delivery and performance of this Servicing Agreement by the Issuer has been duly authorized, and the Issuer has duly executed and delivered this Servicing Agreement.

                     (iv) This Servicing Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer, constitutes a valid, legal and binding obligation of the Issuer, enforceable against the Issuer in accordance with the terms hereof, subject to (A) applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the enforcement of creditors' rights generally, and (B) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                     (v) The Issuer is not in violation of, and its execution and delivery of this Servicing Agreement and its performance and compliance with the terms of this Servicing Agreement will not constitute a violation of, any Law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument or other document to which such Issuer is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument or other document, which violation, in the Issuer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of the Issuer to perform its obligations under this Servicing Agreement or the financial condition of the Issuer.

                     (vi) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer which, if determined adversely to the Issuer, would prohibit the Issuer from entering into this Servicing Agreement or, in the Issuer's good faith reasonable judgment, is likely to materially and adversely affect either the ability of the Issuer to perform its obligations under this Servicing Agreement or the financial condition of the Issuer.

                     (vii) At the time of the grant of a security interest in the Mortgage Loans from the Issuer to the Indenture Trustee on behalf of the Bondholders in the Indenture, the Issuer had good title to and was the sole owner of, each Mortgage Loan, free and clear of any pledge, lien, encumbrance or security interest and the Mortgage Loans pledged to the Indenture Trustee on behalf of the Holders of the Bonds free and clear of any other pledge, lien, encumbrance or security interest.

                     (viii)         The Issuer is a QRS.

                  (b) The Master Servicer and Special Servicer hereby represent, warrant and covenant that as of the Closing Date:

                  (A) The Master Servicer and Special Servicer is a limited liability company duly organized, validly existing and in good standing under the Laws of the State of Delaware.

                  (B) The execution and delivery of this Servicing Agreement by each Servicer, and the performance and compliance with the terms of this Servicing Agreement by each Servicer, will not (i) violate such Servicer's certificate of formation, as amended and restated, or operating agreement or
                           (ii) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets, which default or breach, in such Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of such Servicer to perform its obligations under this Servicing Agreement or the financial condition of such Servicer.

                  (C) Each Servicer has the full power and authority to enter into and consummate all transactions of such Servicer contemplated by this Servicing Agreement, has duly authorized the execution, delivery and performance of this Servicing Agreement, and has duly executed and delivered this Servicing Agreement.

                  (D) This Servicing Agreement, assuming due authorization, execution and delivery by the Indenture Trustee, the Fiscal Agent and the Issuer, constitutes a valid, legal and binding obligation of such Servicer, enforceable against such Servicer in accordance with the terms hereof, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium and other Laws affecting the enforcement of creditors' rights generally, and general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                  (E) Neither Servicer is in violation of, and its execution and delivery of this Servicing Agreement and its performance and compliance with the terms of this Servicing Agreement will not constitute a violation of, any Law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, or any of the provisions of any indenture, mortgage, contract, instrument or other document to which such Servicer is a party or by which it is bound, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property pursuant to the terms of any such indenture, mortgage, contract, instrument or other document which violation, lien, charge or encumbrance in such Servicer's good faith and reasonable judgment, is likely to affect materially and adversely either the ability of such Servicer to perform its obligations under this Servicing Agreement or the financial condition of such Servicer.

                  (F) No litigation is pending or, to such Servicer's knowledge, threatened against such Servicer which, if determined adversely to such Servicer, would prohibit such Servicer from entering into this
                           Servicing Agreement or, in such Servicer's good faith and reasonable judgment, is likely to materially and adversely affect either the ability of such Servicer to perform its obligations under this Servicing Agreement or the financial condition of such Servicer.

                  (G) Each Servicer has or shall obtain all licenses necessary to carry on its business as now being conducted and is or will become licensed, qualified and in good standing in each state where a Mortgaged Property is located, if the Laws of such state require licensing or qualification in order to conduct business of the type conducted by such Servicer and if failure to be so licensed or qualified could have a material and adverse effect on the ability of such Servicer to perform its obligations under this Servicing Agreement or to enforce the Mortgage Loan Documents; no license, consent, approval, authorization or order of, or registration or filing with, or notice to any court or governmental agency or body is required for the execution, delivery and performance by such Servicer of or compliance by such Servicer with this Servicing Agreement or the consummation of the transactions contemplated by this Servicing Agreement, or if such license, consent, approval, authorization or order of or registration or filing with or notice to any court or governmental agency or body is required, such Servicer has obtained the same or will obtain the same prior to the time necessary for such Servicer to perform its obligations under this Servicing Agreement relative thereto; and in any event, such Servicer is in compliance with the Laws of any such state to the extent necessary to ensure the enforceability of the servicing of such Mortgage Loan in accordance with the terms of this Servicing Agreement and the failure to have any such license not yet obtained does not and will not materially adversely affect the rights of the Bondholders hereunder or under the Mortgage Loan Documents.

                  (H) To the best of each Servicer's knowledge no event has occurred (including but not limited to, any change in insurance coverage) which would make such Servicer unable to comply with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable. Such Servicer has the facilities, procedures, and experienced personnel necessary for the prudent servicing of adjustable rate and fixed rate multifamily and commercial mortgage loans of the same type as the Mortgage Loans.

                  (I) The Servicers have examined the Primary Servicing Agreement and each subservicing agreement and will be familiar with the terms thereof. The Primary Servicing Agreement and any subservicing agreements comply with the provisions of Section 3.03.

                  (J) Each officer, director or employee of a Servicer that has, or following the occurrence of a Servicing Transfer Event, will have responsibilities concerning the servicing and administration of Mortgage Loans is covered by errors and omissions insurance in the amounts and with the coverage required by Section 3.12 of this Servicing Agreement. Neither the Servicers nor any of their officers, directors or employees (with respect to its officers, directors or employees prior to employment with such Servicer, if disclosed to the Servicer) that are or, following the occurrence of a Servicing Transfer Event, would be involved in the servicing and administration of Mortgage Loans, has been refused such coverage or insurance.

                  (c) It is understood and agreed that the representations and warranties set forth in this Section 2.03 shall survive the execution and delivery of this Servicing Agreement for so long as the Bonds remain
Outstanding. Upon discovery by the Issuer, the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent of any breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties.

                  Section 2.04              [Reserved.]


                                  ARTICLE III

                   GENERAL PROVISIONS APPLICABLE TO SERVICERS

                  Section 3.01              Contract for Servicing.

                  (a) Each Servicer, by execution and delivery of this Servicing Agreement, agrees to service the Mortgage Loans pursuant to this Servicing
Agreement and in all cases in accordance with Accepted Master Servicing Practices and Accepted Special Servicing Practices, as applicable.

                  (b) Any funds received on or in connection with a Mortgage Loan by a Servicer shall be received and held by such Servicer in accordance with this Servicing Agreement and pursuant to Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, for the benefit of the Bondholders and the related Mortgagor as their respective interests may appear and as provided in this Servicing Agreement.

                  (c) The Indenture Trustee and the Fiscal Agent shall implement modifications to their respective existing computer systems with the intention of being year 2000 ready. Each Servicer shall either (i) implement modifications to their respective existing computer systems to the extent required to cause them to be year 2000 ready, or (ii) acquire computer systems that are year 2000 ready, in each case prior to October 1, 1999.

                  Section 3.02              Notices to Mortgagors.

                  The Master Servicer shall, within five (5) Business Days of the Closing Date with respect to each Mortgage Loan, send by first class mail or by hand delivery written notice to the related Mortgagor that the Master Servicer has been engaged to service such Mortgage Loan, which notice shall direct such Mortgagor to make further payments and to send all future notices with respect to such Mortgage Loan directly to the Master Servicer. Notwithstanding the foregoing, the Master Servicer shall not be required to send such notice if the Mortgage Loans shall be subserviced by the Loan Originator pursuant to the Primary Servicing Agreement, and there is no change in where the Mortgagor is required to send payments under the Mortgage Loan.

                  Section 3.03              Primary Servicing and Subservicing.

                  The Master Servicer has entered into the Primary Servicing Agreement with the Loan Originator whereby the Loan Originator agreed to act as the Primary Servicer initially responsible for the servicing and administration of the Mortgage Loans (except for the Specially Serviced Mortgage Loans). Notwithstanding the foregoing, the Master Servicer and the Special Servicer may enter into additional subservicing agreements (including, but not limited to, subservicing agreements with respect to the Specially Serviced Mortgage Loans, or for any of the Mortgage Loans in the event the Primary Servicing Agreement ceases to be effective) with one or more subservicers (including subsidiaries or Affiliates of such Servicer) for the servicing and administration of the Mortgage Loans. References in this Servicing Agreement to actions taken or to be taken by the Master Servicer or the Special Servicer in servicing the Mortgage Loans include actions taken or to be taken by the Primary Servicer or a subservicer on behalf of such Master Servicer.

                  Notwithstanding the Primary Servicing Agreement and any subservicing agreement, any of the provisions of this Servicing Agreement relating to agreements or arrangements between either Servicer and the Primary Servicer or a subservicer or reference to actions taken through such Persons or otherwise, such Servicer shall remain obligated and liable to the Issuer and Bondholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Servicing Agreement without diminution of such obligation or liability by virtue of the Primary Servicing Agreement or any subservicing agreements or arrangements, or by virtue of indemnification from the Primary Servicer or a subservicer, and to the same extent and under the same terms and conditions as if the such Servicer alone were servicing and administering the Mortgage Loans. Each Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of such Servicer and nothing contained in this Servicing Agreement shall be deemed to limit or modify such indemnification.

                  Any subservicing agreement that may be entered into and the Primary Servicing Agreement and any other transactions or servicing arrangements relating to the Mortgage Loans involving the Primary Servicer or a subservicer shall be deemed to be between the Primary Servicer or subservicer, as applicable, and the related Servicer, and none of the Indenture Trustee, the Fiscal Agent, the Bondholders or the Issuer shall be deemed parties thereto and none of such Persons shall have claims or rights (except as specified below), or obligations, duties or liabilities with respect to the Primary Servicer or subservicer; provided, that the Indenture Trustee, the Fiscal Agent and the Bondholders may rely upon the representations and warranties of the Primary Servicer or subservicer contained therein and each of the Indenture Trustee, the Fiscal Agent and the Issuer shall be a third party beneficiary of the covenants and other provisions setting forth obligations of the Primary Servicer or subservicer therein.

                  If the Indenture Trustee or any successor Servicer assumes the obligations of the Master Servicer or the Special Servicer, as applicable, in accordance with this Servicing Agreement, the Indenture Trustee or such successor Servicer may, at its option, (i) terminate the Primary Servicing Agreement or any subservicing agreement entered into by the Master Servicer or Special Servicer pursuant to this Section 3.03 without the payment from the Trust Estate or by the Issuer or any successor Servicer of any termination fee or expense or (ii) succeed to all of the rights and obligations of the Master Servicer or Special Servicer under the Primary Servicing Agreement or any subservicing agreement, and any subservicing agreement shall provide such right of termination or succession to the Indenture Trustee or such successor Servicer. In such event, the Indenture Trustee or such successor Servicer shall be deemed to have assumed all of the interest of the Master Servicer or Special Servicer therein (but not any liabilities or obligations in respect of acts or omissions of the Master Servicer or Special Servicer prior to such deemed assumption) and to have replaced the Master Servicer or the Special Servicer, as applicable, as a party to the Primary Servicing Agreement or subservicing agreement to the same extent as if the Primary Servicing Agreement or subservicing agreement had been assigned to the Indenture Trustee or such successor Servicer, except that the Master Servicer or the Special Servicer shall not thereby be relieved of any liability or obligations under the Primary Servicing Agreement or subservicing agreement that accrued prior to the assumption of duties hereunder by the Indenture Trustee or such successor Servicer.

                  In the event that the Indenture Trustee or any successor Servicer assumes the servicing obligations of the Master Servicer or the Special Servicer, as applicable, upon request of the Indenture Trustee or such successor Servicer, the Master Servicer or Special Servicer shall, at its own expense, promptly deliver to the Indenture Trustee or such successor Servicer all documents and records relating to the Primary Servicing Agreement or any subservicing agreement and the Mortgage Loans then being serviced thereunder, and the Servicer will otherwise use its best efforts to effect the orderly and efficient transfer of any subservicing agreement and the Primary Servicing Agreement to the Indenture Trustee or such successor Servicer.

                  The  terms  of  the  Primary   Servicing   Agreement  and  any
subservicing agreement entered into pursuant to this Section 3.03 shall be in all material respects consistent with the terms of this Servicing Agreement.

                  Section 3.04             Record Title to  Mortgage Loans, Etc.

                  No Servicer shall hold record title to any Mortgage or any Mortgage Note.

                  Section 3.05             Release    of    Documents    and
                                           Instruments of Satisfaction.

                  The Indenture Trustee may, subject to the terms hereof, upon receipt of a Request for Release and Receipt of Documents provided by any Servicer substantially in the form set forth on Exhibit B, release to such Servicer the related Mortgage Loan File or the documents from a Mortgage Loan File set forth in such request. Each Servicer acknowledges that during all times that any Mortgage Loan File or any contents thereof are in the physical possession of such Servicer, such Mortgage Loan File and the documents contained therein shall be held by the Servicer.

                  Subject to any state Law requirement or court order, each Servicer hereby agrees to return to the Indenture Trustee each and every document previously requested from the Mortgage Loan File when such Servicer's need therefor in connection with such foreclosure or servicing no longer exists, unless the related Mortgage Loan shall be liquidated or paid in full, in which case, upon receipt of the Request for Release and Receipt of Documents from either Servicer, the Indenture Trustee may release the related Servicer's prior request form, together with all other documents still retained by the Indenture Trustee with respect to such Mortgage Loan, to such Servicer.

                  Upon receipt of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer or Special Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer shall promptly deliver to the Indenture Trustee a Request for Release and Receipt of Documents requesting delivery to such Servicer of the Mortgage Loan File for such Mortgage Loan and indicating that all amounts received in connection with such payment that are required to be deposited in the Collection Account pursuant to Section 4.02 hereof have been or will promptly be so deposited.

                  The Master Servicer and the Special Servicer shall forward to the Indenture Trustee original documents evidencing the assumption, modification, consolidation or extension of any Mortgage Loan entered into by such Servicer in accordance with this Servicing Agreement within ten (10) Business Days of the execution thereof and the delivery of such instrument to such Servicer; provided, however, that such Servicer may, in lieu thereof, provide the Indenture Trustee with a certified true copy of any such document submitted for recordation within ten (10) Business Days of its execution, in which event such Servicer shall provide the Indenture Trustee with the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the recorded original within ten (10) Business Days of receipt thereof by such Servicer.

                  Upon any payment in full of a Mortgage Loan, the Master Servicer or Special Servicer may execute an instrument of satisfaction regarding the related Mortgage and any other related Mortgage Loan Documents, which instruments of satisfaction shall be recorded by such Servicer if required by applicable Law and shall be delivered to the Person entitled thereto, it being understood and agreed that all reasonable expenses incurred by such Servicer in connection with such instruments of satisfaction shall be deemed a Property Protection Advance, which shall be reimbursed pursuant to the terms of this Servicing Agreement. Such Servicer shall notify the Indenture Trustee of an instrument of satisfaction described above as soon as practicable.

                  Section 3.06 Access to Certain Documentation Regarding the Mortgage Loans and this Servicing Agreement.

                  The Master Servicer and the Special Servicer shall make available at their respective offices during normal business hours, or send to a Person requesting the items described in this paragraph, upon demand and at the expense of the Person requesting such items (except that the Rating Agencies shall not be required to pay for fulfilling such request), the following items:
(i) all financial statements, occupancy information, rent rolls and similar information received by the Master Servicer or the Special Servicer, as applicable, from each Mortgagor, (ii) the inspection reports prepared by or on behalf of the Master Servicer or the Special Servicer, as applicable, in connection with the inspections of the Mortgaged Properties, (iii) any and all modifications, waivers and amendments of the terms of a Mortgage Loan entered into by the Master Servicer or the Special Servicer, as applicable, and (iv) any and all officer's certificates and other evidence delivered to the Indenture Trustee and the Issuer to support the Master Servicer's determination that any Advance was, or if made would be, a Nonrecoverable Advance. The Master Servicer may require that the Person requesting such items execute a reasonable confidentiality agreement customary in the industry (and approved by the Issuer) with respect to such information.

                  Section 3.07              Annual Statement as to Compliance.

                  Each Servicer shall deliver to the Issuer and the Indenture Trustee, on or before April 30 of each year, beginning April 30, 2000, a statement, signed by a Servicing Officer thereof, stating that (a) a review of the activities of such Servicer during the preceding calendar year (or during the period from the date of commencement of its duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and of its performance under this Servicing Agreement has been made under such Servicing Officer's supervision; and (b) to the best of such Servicing Officer's knowledge, based on such review, such Servicer has fulfilled all of its material obligations under this Servicing Agreement throughout such period, or if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Servicing Officer and the nature and status thereof.

                  Section 3.08              Annual     Independent    Public
                                            Accountants' Servicing Report.

                  On or before April 30 of each year, beginning April 30, 2000, each Servicer, at its expense, shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public
Accountants to furnish a statement to the Issuer and the Indenture Trustee to the effect that such firm has examined such documents and records as it has deemed necessary and appropriate relating to the servicing of the Mortgage Loans under this Servicing Agreement for the preceding calendar year (or during the period from the date of commencement of such servicer's duties hereunder until the end of such preceding calendar year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that such servicing during such period has been conducted in compliance with this Servicing Agreement except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

                  Section 3.09              Merger  or  Consolidation  of  any
                                            Servicer.

                  (a) Each Servicer shall keep in full force and effect its existence, rights and franchises as an association or corporation under the Laws governing its charter or articles of incorporation and, in the case of the initial Servicer, its good standing as a limited liability company under the Laws of the State of Delaware: except as permitted in this Section 3.09 and shall obtain and preserve its qualification to do business as a foreign corporation, association or limited partnership, as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Servicing Agreement, or any of the Mortgage Loans and to perform its duties under this Servicing Agreement.

                  (b) Any Person into which a Servicer may be merged, converted or consolidated, or any Person resulting from any merger, conversion or consolidation to which a Servicer shall be a party, or any Person succeeding to the business of a Servicer, shall be the successor of such Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an entity whose business includes the servicing of mortgage loans, shall service multifamily and/or commercial mortgage loans, as applicable, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and shall satisfy the requirements of Section 13.09 hereof with respect to the qualifications of a successor to a Servicer.

                  Section 3.10 Limitation on Liability of the Servicers and Others.

                  Neither the Servicers nor any of the officers, managers, members, employees or agents thereof shall be under any liability for any action taken or for refraining from the taking of any action in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and otherwise in good faith pursuant to this Servicing Agreement or for errors in judgment (not constituting negligence or willful misconduct); provided, however, that this provision shall not protect any Servicer or such Persons against any liability resulting from any breach of any representation or warranty made herein, or from any liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof; and provided, further, that this provision shall not protect any Servicer or such Persons against any liability that would otherwise be imposed by reason of the willful misfeasance, bad faith or negligence in the performance of duties or by reason of negligent disregard of the obligations or duties hereunder. Each Servicer and any officer, manager, member, employee or agent thereof may rely in good faith on any document of any kind prima facie properly executed and submitted by any appropriate Person respecting any matters arising hereunder. No Servicer shall, as applicable, be under any obligation to appear in, prosecute or defend any claim or legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Servicing Agreement.

                  Section 3.11              Resignation of Servicers.

                  Without in any way limiting the generality of this Section 3.11, neither the Master Servicer nor the Special Servicer shall resign as such or delegate its rights or duties hereunder or any portion thereof; provided that
(i) either Servicer may enter into a subservicing  agreement  subject to Section
3.03 and (ii) either Servicer may resign upon determination that its duties hereunder are no longer permissible under applicable Law. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel (obtained at the resigning Servicer's expense) to such effect, delivered to the Indenture Trustee and acceptable in form and substance thereto. Unless applicable Law requires the Servicer's resignation to become effective immediately, no resignation shall become effective until the Indenture Trustee or other successor shall have assumed the responsibilities and obligations of the resigning party in accordance with this Section 13.11. The Master Servicer and the Special Servicer shall each have the right to resign at any time with the consent of the Indenture Trustee, which consent shall not be unreasonably withheld, provided that (i) a willing successor thereto (including any such successor proposed by the resigning party) with a net worth of at least $15,000,000 reasonably acceptable to the Indenture Trustee has been found, (ii) each of the Rating Agencies confirms in writing that the successor's appointment will not result in an Adverse Rating Event with respect to any Class of Bonds,
(iii) the resigning party pays all costs and expenses in connection with such transfer, and (iv) the successor accepts appointment prior to the effectiveness of such resignation.

                  Section 3.12              Maintenance    of   Errors    and
                                            Omissions and Fidelity Coverage.

                  Each Servicer shall obtain and maintain at its own expense, and keep in full force and effect throughout the term of this Servicing Agreement, a blanket fidelity bond or similar form of insurance coverage, and an errors and omissions insurance policy issued by a surety or insurer which is a Qualified Insurer, covering such Servicer's officers and employees in connection with its activities under this Servicing Agreement.

                  The deductible on the fidelity bond or errors and omissions policy shall not exceed the greater of $500,000 or five percent (5%) of the face amount of such bond or policy. In the event that any such bond or policy ceases to be in effect, such Servicer shall immediately obtain a comparable replacement bond or policy. Notwithstanding the foregoing, so long as the long-term unsecured debt obligations of such Servicer or its corporate parent have been rated "A" or better by two or more rating agencies (one of which shall be Standard & Poor's or if not rated by Standard & Poor's, is acceptable thereto), such Servicer shall be entitled to provide self-insurance or obtain from its parent adequate insurance, as applicable, with respect to its obligation to maintain a blanket fidelity bond or an errors and omissions insurance policy.

                  Section 3.13              Indemnity.

                  (a) Each Servicer shall indemnify and hold harmless the Indenture Trustee, the Fiscal Agent and the Issuer and their respective officers, directors, employees, agents and "control" persons within the meaning of the Securities Act and the Exchange Act, against any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, arising from claims or threat of legal action that were caused by or resulted from a breach of any of such Servicer's representations and warranties contained in this Servicing Agreement or arising out of the Servicer's willful misfeasance, bad faith or negligence or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

                  (b) Each Servicer and the directors, officers, managers, members, employees and agents thereof shall be indemnified and held harmless by the Issuer from any and all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel and expenses of litigation, incurred in connection with any claim or threat of legal action relating to any Mortgage Loans and this Servicing Agreement, other than any costs, expense, loss, damage, claim or liability that resulted from a breach of any of such Servicer's representations and warranties contained in this Servicing Agreement or that was incurred by reason of willful misfeasance, bad faith or negligence of such Servicer in the performance of duties or by reason of negligent disregard of obligations or duties of such Servicer hereunder.

                  (c) As soon as reasonably practicable after receipt by any Servicer, the Indenture Trustee or the Fiscal Agent, on behalf of the Bondholders, of notice of any complaint or the commencement of any action or proceeding with respect to which indemnification is being sought under clause
(a) or (b) of this Section 3.13 (each, an "Indemnified Party"), such Indemnified Party shall notify each Servicer, the Indenture Trustee and the Fiscal Agent on behalf of the Bondholders from which indemnification is sought pursuant to clause (a) or clause (b) above (each, an "Indemnifying Party") in writing of such complaint or of the commencement of such action or proceeding, but failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which the Indemnifying Party may have hereunder or otherwise, except to the extent that such failure materially prejudices the ability of the Indemnifying Party to defend such action or proceeding. If the Indemnifying Party so elects or is requested by such Indemnified Party, the Indemnifying Party shall assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to each Indemnified Party and the payment of the fees and disbursements of such counsel. In the event, however, such Indemnified Party reasonably determines in its judgment that having common counsel would present such counsel with a conflict of interest or that having common counsel would in any other way disadvantage such Indemnified Party or if the Indemnifying Party fails to assume the defense of the action or proceeding in a timely manner, then such Indemnified Party may employ separate counsel to represent or defend it in any such action or proceeding and the Indemnifying Party shall pay the fees and disbursements of such counsel; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one separate counsel for all related Indemnified Parties in any jurisdiction in any single action or proceeding. In any action or proceeding the defense of which the Indemnifying Party assumes and in which an Indemnified Party is not entitled to separate counsel pursuant to the immediately preceding sentence, such Indemnified Party shall have the right to participate in such litigation and to retain its own counsel at such Indemnified Party's expense.

                  Section 3.14              Information Systems.

                  Each Servicer shall maintain a data storage and retrieval system capable of maintaining, updating and providing reports with respect to all relevant information with respect to each Mortgage Loan that may be required to satisfy the terms of this Servicing Agreement, including but not limited to all information on the Mortgage Loan Schedule. Each Servicer shall update the data on such system to reflect any information available thereto from time to time.


                                   ARTICLE IV

                       OBLIGATIONS OF THE MASTER SERVICER

                  Section 4.01              The Master Servicer.

                  (a) The Master Servicer shall service and administer each Mortgage Loan (except as such obligations may be undertaken by the Special Servicer pursuant to Article VI hereof) on behalf of and in the best interests of and for the benefit of the Bondholders in accordance with the terms of this Servicing Agreement, the terms of the respective Mortgage Loans and Accepted Master Servicing Practices.

                  (b) Subject to Accepted Master Servicing Practices and the terms of this Servicing Agreement and of each Mortgage Loan, the Master Servicer shall have full power and authority to do or cause to be done any and all things in connection with such servicing and administration that it may deem, in its best judgment, necessary or desirable, including, without limitation, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to any Mortgage Loan which is not a Specially Serviced Mortgage Loan. Without limiting the generality of the foregoing, the Master Servicer shall, and is hereby authorized and empowered to, with respect to each Mortgage Loan, prepare, execute and deliver at the expense of the Issuer, any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien on the related Mortgaged Property and related collateral. The Master Servicer shall service and administer each Mortgage Loan in accordance with applicable state and federal Law and shall provide to each Mortgagor any information required to be provided to it thereby. Subject to the foregoing, the Master Servicer shall service and administer each Mortgage Loan in accordance with the Mortgage Loan Documents, and shall enforce all provisions provided in the Mortgage Loan Documents, including but not limited to the establishment and administration of escrow accounts, reserve accounts, impound accounts and operation and maintenance plans. The Master Servicer may from time to time request in writing any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to carry out its servicing and administrative duties hereunder. If it shall make such written request, the Master Servicer shall prepare for signature by the Indenture Trustee, and the Indenture Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder; provided, however, that the Indenture Trustee shall not be held liable for any misuse of any such power of attorney by the Master Servicer.

                  (c) The Master Servicer (as to non-Specially Serviced Mortgage Loans) and the Special Servicer (as to Specially Serviced Mortgaged Loans) assumes, with respect to each Mortgage Loan (except as otherwise set forth in this Servicing Agreement), full responsibility for the timely payment (subject to Section 4.05(b) with respect to any Nonrecoverable Advances) of all customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) whether or not reimbursable by the Trust Estate, incurred in connection with:

                     (i) any enforcement, administrative or judicial proceedings, or any necessary legal work or advice specifically related to servicing the Mortgage Loans, including but not limited to, bankruptcies, condemnations, drug seizures, foreclosures by subordinate lienholders, legal costs associated with preparing powers of attorney pursuant to Section 4.01(b) above, and other claim or legal actions incidental to the servicing of the Mortgage Loans (provided that such expenses are reasonable and that the Master Servicer or Special Servicer, as applicable, specifies the Mortgage Loan(s) to which such expenses relate);

                     (ii) all ground rents, taxes, assessments, water rates, sewer rates and other charges, as applicable, that are or may become a lien upon the Mortgaged Property, and all fire, flood, hazard and other insurance coverage (to the extent required in this Servicing Agreement, including renewal payments); and

                     (iii) compliance with the servicing provisions applicable to the Master Servicer or Special Servicer, as applicable, set forth herein.

                  With respect to any costs described in clauses (i) and (ii) above as to non-Specially Serviced Mortgaged Loans, and to the extent the related Mortgage Loan Documents do not provide for escrow payments or the Master Servicer determines that any such payments have not been made by the related Mortgagor, the Master Servicer shall effect timely payment of all such expenses before they become delinquent if the Master Servicer shall have or should have had knowledge based on Accepted Master Servicing Practices of such nonpayment by the Mortgagor before it becomes delinquent, and, otherwise, the Master Servicer shall effect immediate payment of all such expenses which have become delinquent and about which it has knowledge or should have knowledge based on Accepted Master Servicing Practices. The Master Servicer shall make Property Protection Advances from its own funds to effect such payments to the extent not deemed a Nonrecoverable Advance and shall be reimbursed therefor in accordance with
Section 4.03(a) hereof; provided, that with respect to the payment of taxes and assessments, the Master Servicer shall make such advance within five (5) Business Days after the Master Servicer has received confirmation that such item has not been paid; provided further that the Master Servicer shall use its reasonable best efforts in accordance with Accepted Master Servicing Practices, to confirm whether such items have been paid. With respect to any costs described in clause (iii) above, the Master Servicer shall be entitled to reimbursement of such costs as Property Protection Advances only to the extent expressly provided in this Servicing Agreement. If the Master Servicer determines with respect to any Mortgage Loan that a Property Protection Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Indenture Trustee a Nonrecoverable Advance Certificate.

                  (d) Upon the occurrence of a Servicing Transfer Event or upon the resignation or termination of the Master Servicer, the Master Servicer shall effect the timely and efficient transfer of its servicing responsibilities (excluding, with respect to a Servicing Transfer Event, the Master Servicer's obligation to make Advances; provided, that, if the Master Servicer is terminated or resigns, the Master Servicer shall no longer have the obligation to make Advances and the successor shall be obligated to do so subsequent to the date of such termination or resignation).

                  Section 4.02 Collection Account; Collection of Certain Mortgage Loan Payments.

                  (a) Subject to Article VI, from the date hereof until the principal and interest on the Mortgage Loans is paid in full, the Master Servicer shall proceed diligently to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall follow such collection procedures as are in accordance with Accepted Master Servicing Practices.

                  (b) On or before the Closing Date and as necessary thereafter, the Master Servicer shall establish, and agrees to maintain for the duration of this Servicing Agreement, the Collection Account in the name of the Indenture Trustee for the benefit of the Bondholders. The Collection Account shall be an Eligible Account. Funds in the Collection Account shall be held by the Master Servicer for the benefit of the Bondholders (and with respect to Prepayment Premiums, for the benefit of the Mortgage Loan Seller) in each case and shall not be commingled with any other moneys. The Master Servicer shall deposit, within one (1) Business Day following receipt, all collections as set forth in 4.02(c) below, with respect to the Mortgage Loans into the Collection Account. The Master Servicer shall, within five (5) Business Days of the establishment thereof, notify the Indenture Trustee in writing of the location and account number of the Collection Account established for the Mortgage Loans and shall give the Indenture Trustee written notice of any change of such location or account number on or prior to the date of such change. Funds in the Collection Account may be invested by, at the risk of, and for the benefit of, the Master Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Master Servicer (in its capacity as such and for the benefit of the Bondholders) or its nominee. All income therefrom shall be the property of the Master Servicer. In addition, if the amounts in the Collection Account are invested for the benefit of the Master Servicer, the Master Servicer shall deposit on each Determination Date into such account out of its own funds an amount representing any net losses realized on Permitted Investments with respect to funds in such account for such Collection Period.

                  (c) The Master Servicer shall deposit the following amounts into the Collection Account pursuant to clause (b) above:

                     (i) all payments on account of principal and Principal Prepayments, on the related Mortgage Loans;

                     (ii) all payments on account of interest on the related Mortgage Loans, including default interest (net of any portion thereof retained by the Master Servicer as its Servicing Fee or as reimbursement for interest on Advances);

                     (iii) all   Liquidation   Proceeds,   Excess   Condemnation
         Proceeds and Excess Insurance Proceeds with respect to the related Mortgaged Properties;

                     (iv) out of the Master Servicer's own funds, an amount representing net losses realized on Permitted Investments with respect to funds in the Collection Account;

                     (v) any amounts representing Prepayment Premiums paid by the related Mortgagors;

                     (vi)  any  amounts   received  from  the  Special  Servicer
         pursuant to Section 6.06(d) of this Servicing Agreement;

                     (vii) any other amounts received from the Mortgagors with respect to the related Mortgage Loans (other than escrow or reserve payments, which shall be deposited into the appropriate escrow and reserve accounts);

                     (viii) any amounts received from the Special Servicer under
         Section 6.07 of this Servicing Agreement, other than REO Proceeds; and

                     (ix) any Advances received pursuant to Section 4.05 of this Servicing Agreement;

but excluding REO Proceeds (which will be remitted to the Special Servicer for deposit into the REO Account within one (1) Business Day after receipt) and penalties or fees for extensions, substitutions, assumptions or modifications or related activities and services, late payment charges (to the extent not used to pay interest on Advances), late fees (to the extent not used to pay interest on Advances), NSF charges, default interest (to the extent not used to pay interest on Advances), Prepayment Interest Excess (to the extent not offset by Prepayment Interest Shortfalls) which penalties and fees may be retained by the Master Servicer, or remitted to Special Servicer, as applicable, as additional servicing compensation.

                  (d) Subject to Section 4.03(c), all funds (excluding amounts representing Prepayment Premiums) deposited by the Master Servicer in the Collection Account shall be held for the benefit of the Bondholders until disbursed or withdrawn in accordance herewith. Except as expressly permitted or required hereunder, the Master Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to the Collection Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

                  Section 4.03              Permitted   Withdrawals  from  the
                                            Collection Account.

                  (a) The Master Servicer may make withdrawals from the Collection Account of amounts on deposit therein attributable to the related Mortgage Loans for (without duplication) the following purposes in the following order of priority:

                     (i) to recoup any amount deposited in the Collection Account and not required to be deposited therein;

                     (ii) on each Remittance Date, to pay to the Mortgage Loan Seller amounts representing Prepayment Premiums paid by Mortgagors;

                     (iii) on each Remittance Date, to deposit into the Payment Account pursuant to Section 4.04 of this Servicing Agreement, an amount equal to the Indenture Trustee Fee for the related Payment Date;

                     (iv) on each Remittance Date, from amounts representing payments by a Mortgagor of interest on the related Mortgage Loan or Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to a Mortgage Loan, to pay to itself the Master Servicer Fee (net of any portion of the Master Servicer Fee which is used to offset Prepayment Interest Shortfalls pursuant to Section 4.12 of this Servicing Agreement);

                     (v) to reimburse the Fiscal Agent, the Indenture Trustee, and itself, in that order, for unreimbursed P&I Advances from collections on the related Mortgage Loans, together with interest at the Advance Rate pursuant to Sections 4.05 and 7.02 of this Servicing Agreement, the right to withdraw amounts pursuant to this subclause
         (iv) being limited to amounts on deposit in the Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to the Mortgaged Properties securing the Mortgage Loans with respect to which such unreimbursed P&I Advances were made, and any other amounts received on the related Mortgage Loan that represent late recoveries of payments with respect to which such P&I Advances were made;

                     (vi) to reimburse the Fiscal Agent, the Indenture Trustee and itself, in that order, for unreimbursed Property Protection Advances incurred in connection with a Mortgage Loan or Mortgaged Property, together with interest at the Advance Rate pursuant to Sections 4.05 and 7.02 of this Servicing Agreement, the right to withdraw amounts pursuant to this subclause (v) being limited to amounts on deposit in such Collection Account in respect of Liquidation Proceeds, Excess Insurance Proceeds and Excess Condemnation Proceeds with respect to the Mortgaged Properties with respect to which such unreimbursed Property Protection Advances were made, and any other amounts received on the related Mortgage Loan that represent late recoveries of payments with respect to which such Property Protection Advances were made;

                     (vii) on each Remittance Date, to pay to the Special Servicer the Special Servicing Fee, and from time to time, to pay to the Special Servicer the Disposition Fee and the Workout Fee;

                     (viii) on each Remittance Date, to reimburse, the Fiscal Agent, the Indenture Trustee and itself, in that order, for accrued and unpaid interest at the Advance Rate on any unreimbursed Advances pursuant to Sections 4.05 and 7.02 of this Servicing Agreement made with respect to any Mortgage Loan from any amounts on deposit in the Collection Account, to the extent not otherwise offset by default interest collected on the related Mortgage Loan;

                     (ix) on each Remittance Date, to reimburse the Fiscal Agent, the Indenture Trustee and itself, in that order, from any amounts on deposit in the Collection Account for (A) any unreimbursed Nonrecoverable Advance for which a Nonrecoverable Advance Certificate has been previously delivered or (B) any unreimbursed Property Protection Advance for which a Nonrecoverable Advance Certificate has been previously issued an expense the payment or reimbursement of which is not an obligation of the related Mortgagor under the terms of the related Mortgage Loan Documents, in each case, together with interest at the Advance Rate pursuant to Sections 4.05 and 7.02 of this Servicing Agreement;

                     (x) to the extent not reimbursed or paid pursuant to any other clause of this Section 4.03(a) of this Servicing Agreement, to reimburse or pay each Servicer, the Indenture Trustee, the Fiscal Agent and/or the Issuer for unpaid items incurred by or on behalf of such Person under this Servicing Agreement pursuant to which such Person is entitled to reimbursement or payment from the assets of the Trust;

                     (xi) on each Remittance Date, to pay itself any investment income on amounts on deposit in such Collection Account to which it is entitled pursuant to Section 4.02(b) of this Servicing Agreement;

                     (xii) on each Remittance Date, to make remittances to the Indenture Trustee and the Fiscal Agent pursuant to Section 4.04 of this Servicing Agreement;

                     (xiii) to clear and terminate such Collection Account upon termination of this Servicing Agreement; and

                     (xiv) to make any other withdrawals permitted by the Indenture.

                  (b) The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan-by-Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account and determining any shortfall or overpayment of any amounts due from or on behalf of any Mortgagor or Mortgaged Property. On each Remittance Date, the Master Servicer shall pay to the Mortgage Loan Seller from the Collection Account all amounts representing Prepayment Premiums, in the manner directed by the Mortgage Loan Seller. The Master Servicer shall pay to the Indenture Trustee, the Fiscal Agent or the Special Servicer from the Collection Account (to the extent permitted by clause
(a) above) amounts (other than amounts paid pursuant to Section 4.04) permitted to be paid to the Indenture Trustee, the Fiscal Agent or the Special Servicer therefrom, promptly upon receipt of a certificate of a Responsible Officer of the Indenture Trustee or the Fiscal Agent, or a Servicing Officer of the Special Servicer, as applicable, describing the item and amount to which the Indenture Trustee, the Fiscal Agent or the Special Servicer is entitled. The Servicer may rely conclusively on any such certificate and shall have no duty to recalculate the amounts stated therein.

                  (c) The Indenture Trustee, the Fiscal Agent, the Special Servicer and the Master Servicer shall in all cases have a right prior to the Bondholders to any funds on deposit in the Collection Account from time to time for the reimbursement or payment of compensation, Advances with interest thereon at the Advance Rate and their respective expenses hereunder to the extent such items are to be reimbursed or paid from amounts on deposit in the Collection Account pursuant to this Servicing Agreement; and the Mortgage Loan Seller shall in all cases have a right prior to the Bondholders to any Prepayment Premiums deposited into the Collection Account.

                  (d) Notwithstanding any other provisions contained herein to the contrary, the reimbursement of any Advances, together with interest thereon at the Advance Rate, shall be made in the following order: first, to the Fiscal Agent, second, to the Indenture Trustee, and third, to the Master Servicer.

                  Section 4.04              Remittances   to  the   Indenture
                                            Trustee.

                  On each Remittance Date, the Master Servicer shall (a) withdraw from the Collection Account and remit to the Indenture Trustee, by wire transfer of immediately available funds to the Payment Account, all amounts on deposit in the Collection Account (including the amount to be remitted by the Master Servicer pursuant to Section 4.03 (a)(iii) of this Servicing Agreement), or otherwise received as of the close of business on the Determination Date prior to such Remittance Date, minus:

                     (i) any permitted charges against or withdrawals from such Collection Account pursuant to clauses (i) through (xi) and (xiv) of
         Section 4.03(a) hereof and any amounts representing Prepayment Premiums to be remitted to the Mortgage Loan Seller pursuant to Section 4.03(b) hereof; and

                     (ii) any amounts on deposit in the Collection Account representing a Monthly Payment due on a Due Date occurring in a
         Collection Period following the Collection Period for such Determination Date (which amounts shall be remitted pursuant to this Servicing Agreement on the Remittance Date immediately following the Collection Period in which such Monthly Payment was due), and (b) remit to the Indenture Trustee any P&I Advances required to be made on or prior to such Remittance Date pursuant to Section 4.05(a).

                  Section 4.05              Master Servicer Advances.

                  (a) To the extent that as of the Determination Date for any month, the full amount of the Monthly Payment due in the related Collection Period with respect to any Mortgage Loan has not been received by the Master Servicer, the Master Servicer shall, no later than 3:00 P.M. New York City time on the related Remittance Date, deposit into the Collection Account, a P&I Advance out of its own funds or out of funds held in the Collection Account that are not required to be part of the Available Payment Amount for the related Payment Date in an amount equal to the excess of all Monthly Payments (net of the Master Servicer Fee) due during the related Collection Period over the amount actually received during such Collection Period; provided, however, that notwithstanding anything herein to the contrary, the Master Servicer shall not be required to make a Nonrecoverable Advance. If the Master Servicer determines with respect to any Mortgage Loan that a P&I Advance, if made, would constitute a Nonrecoverable Advance or that it has made a Nonrecoverable Advance, it shall deliver to the Indenture Trustee a Nonrecoverable Advance Certificate.

                  The Master Servicer shall not be required to make a P&I Advance with respect to late charges, default interest, or the full amount of a Balloon Payment not made by the related Mortgagor. For purposes of the immediately preceding sentence, the Monthly Payment due on the Loan Maturity Date for a Balloon Mortgage Loan will be the amount that would be due on such day based on the full amortization schedule used to calculate the prior Monthly Payments, assuming a later Loan Maturity Date.

                  Notwithstanding the foregoing, the amount of any P&I Advance required to be advanced by the Master Servicer with respect to any Payment Date in respect of applicable Monthly Payments on Mortgage Loans that have been subject to an Appraisal Reduction Event will equal (i) the amount required to be advanced by the Master Servicer without giving effect to such Appraisal Reduction Amounts less (ii) an amount equal to the product of (x) the amount required to be advanced by the Master Servicer in respect to delinquent payments of interest without giving effect to such Appraisal Reduction Amounts, and (y) a fraction, the numerator of which is the Appraisal Reduction Amount with respect to such Mortgage Loan and the denominator of which is the Stated Principal Balance of such Mortgage Loans of the last day of the related Collection Period.

                  The Master Servicer shall be entitled to use any funds held in the Collection Account pursuant to Section 4.04(a)(ii) to make P&I Advances for the current Remittance Date. Any funds being held in the Collection Account for future distribution and used by the Master Servicer to make a P&I Advance for the current Remittance Date shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on each future Remittance Date to the extent that funds in the Collection Account on such Remittance Date shall be less than remittances to the Indenture Trustee required to be made on such date.

                  (b) To the extent required by Section 6.04 of this Servicing Agreement, the Master Servicer shall make Property Protection Advances from time to time; provided, however, that notwithstanding anything herein to the contrary, the Master Servicer shall not be required to make a Nonrecoverable Advance for which a Nonrecoverable Advance Certificate has been previously issued.

                  (c) The Master Servicer shall determine whether amounts are available in the Collection Account or the escrow account to reimburse the Indenture Trustee, the Master Servicer or the Fiscal Agent for unreimbursed Advances made pursuant to this Servicing Agreement. The Master Servicer shall promptly (but in any event no later than ten (10) Business Days following receipt) withdraw all amounts necessary to make such reimbursement to the extent such withdrawals are permitted under Section 4.03(a), and shall reimburse the Indenture Trustee, itself or the Fiscal Agent, as applicable.

                  (d) If the Master Servicer fails to make any P&I Advance required by Section 4.05 when required to do so, the Indenture Trustee shall, no later than the time specified in Section 7.02, make such Advance, and if the Indenture Trustee fails to make such P&I Advance when required to do so, the Fiscal Agent shall do so no later than the time specified in Section 7.02, provided that, in each such case such obligation will be subject to the provisions of this Servicing Agreement concerning Nonrecoverable Advances. The Indenture Trustee and the Fiscal Agent may rely conclusively on any determination by the Master Servicer and evidenced by a Nonrecoverable Advance Certificate that a P&I Advance would be a Nonrecoverable Advance. The making of such P&I Advance by the Fiscal Agent shall cure any default of the Indenture Trustee caused by the Indenture Trustee's failure to make such P&I Advance.

                  (e) The Master Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, shall be entitled to interest on any P&I Advance made with respect to a Mortgage Loan pursuant to this Section 4.05; provided, however, that neither the Master Servicer, the Indenture Trustee nor the Fiscal Agent shall be entitled to interest accrued on the amount of any P&I Advance with respect to the two (2) Mortgage Loans identified as loan numbers 3720011432 and 3720011427 on Mortgage Loan Schedule, for the period commencing on the date of such P&I Advance and ending on the day on which the grace period applicable to the related Mortgagor's obligation to make the related Monthly Payment expires pursuant to the related Mortgage Loan Documents. Such interest shall accrue at the Advance Rate from the date on which such P&I Advance was made to and including the date on which such Person is reimbursed for such P&I Advance pursuant to this Servicing Agreement.

                  Section 4.06              Maintenance of Insurance.

                  (a) The Master Servicer shall in accordance with Accepted Master Servicing Practices, maintain or use its best efforts to cause the related Mortgagor to maintain for each Mortgage Loan (other than REO Mortgage Loans), and if the Mortgagor does not so maintain, the Master Servicer shall cause to be maintained for each Mortgaged Property all insurance required by the terms of the related Mortgage Loan Documents (including, but not limited to, hazard, business interruption, general liability, and if required, rental interruption insurance); provided, however, that if the insurance in the amount required above is not available at a commercially reasonable cost, or the Issuer, as mortgagee, does not have an insurable interest, as determined by the Master Servicer in accordance with Accepted Master Servicing Practices, the Master Servicer shall not be required to maintain such policy. Subject to the preceding sentence, hazard insurance shall be maintained in the amount set forth in the related Mortgage Loan Documents but in any event in an amount at least equal to the replacement cost of the improvements which are a part of the related Mortgaged Property. Such insurance policies shall also provide coverage in amounts sufficient such that the insurance carrier would not deem the Mortgagor to be a co-insurer thereunder. The Master Servicer shall file and settle claims under any such insurance policies. All such policies shall provide for at least ten (10) days' prior written notice to the Master Servicer of any cancellation, reduction in the amount of, or material change in, the coverage provided thereunder. If at any time the Mortgaged Property is in a federally designated special flood hazard area, the Master Servicer shall cause the related Mortgagor to maintain or will itself obtain flood insurance in respect thereof to the extent available at a commercially reasonable cost. Such flood insurance shall be in an amount equal to the lesser of (x) the unpaid principal balance of the related Mortgage Loan and (y) the greater of (1) the maximum amount of such insurance required by the terms of the related Mortgage Note or Mortgage and (2) the maximum amount of such insurance that is available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program). Any cost incurred in maintaining any insurance required pursuant to this subsection (a) shall not, for the purpose of calculating monthly payments to the Bondholders, be added to the Stated Principal Balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit but such cost shall be paid by the Master Servicer as a Property Protection Advance and shall be reimbursed as provided in this Servicing Agreement. The Master Servicer shall arrange for the application of all such insurance proceeds (i) to the restoration or repair of the related Mortgaged
Property, (ii) to prepay in whole or in part the principal balance of the related Mortgage Loan or (iii) to be released to the related Mortgagor, as the case may be, in all cases in accordance with the express requirements of the applicable Mortgage Loan Documents. To the extent the applicable Mortgage Loan Documents require the delivery of appraisals, engineer's reports, architect's disbursement certificates or other documents or instruments before any such insurance proceeds are applied, the Master Servicer shall obtain and verify the same and any costs so incurred shall be deemed to be a Property Protection Advance and shall be reimbursed as provided in this Servicing Agreement. If such insurance proceeds are to be applied to restoration or repair of the related Mortgaged Property or are to be released to the related Mortgagor, the Master Servicer shall deliver to the Indenture Trustee prior to such application or release a certificate of a Servicing Officer of the Master Servicer in reasonable detail specifying the purposes to which such proceeds are to be applied and the account or Person to which they are to be transferred.

                  (b) If the Master Servicer or the Special Servicer, as applicable, causes any Mortgaged Property or REO Property to be covered by a master force placed insurance policy, which policy is issued by a Qualified Insurer and provides no less coverage in scope and amount for such Mortgaged Property or REO Property than the insurance required to be maintained pursuant to Section 4.06(a), the Master Servicer or Special Servicer shall conclusively be deemed to have satisfied its obligations to maintain insurance pursuant to
Section 4.06(a). Such policy may contain a deductible clause, in which case the Master Servicer or Special Servicer, as applicable, shall, in the event that (i) there shall not have been maintained on the related Mortgaged Property or REO Property a policy otherwise complying with the provisions of Section 4.06(a), and (ii) there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately deposit into the Collection Account from its own funds the amount not otherwise payable under such force placed policy because of such deductible to the extent that any such deductible exceeds the deductible limitation that pertained to the related Mortgage Loan, or, in the absence of any such deductible limitation, the deductible limitation which is consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable. In the event that either Servicer shall cause any Mortgaged Property or REO Property to be covered by such a master force placed insurance policy, the incremental costs of such insurance applicable to such Mortgaged Property or REO Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property or REO Property is covered thereby) shall be paid by the Master Servicer as a Property Protection Advance.

                  (c) If the Master Servicer or the Special Servicer, as applicable, does not maintain the insurance described in Section 4.06(a) and 4.06(b) hereof, the Indenture Trustee shall, as soon as practicable after receipt of notice of such failure, maintain such insurance payable as a Property Protection Advance and if the Indenture Trustee does make such Property Protection Advance to maintain such insurance, the Fiscal Agent shall do so, provided that, in each such case, such obligation will be subject to the provisions of this Servicing Agreement concerning Nonrecoverable Advances and to the availability of such insurance at commercially reasonable rates. The making of such payment by the Fiscal Agent shall cure any default of the Indenture Trustee caused by the Indenture Trustee's failure to make such payment.

                  (d)  The  Master   Servicer   shall   control  any  escrow  or
impoundment accounts of the Mortgagor for the payment of taxes, insurance, and other items required to be paid by any Mortgagor pursuant to any Mortgage Loan.

                  Section 4.07              Enforcement   of    "Due-on-Sale"
                                            Clauses; Assumption Agreements.

                  (a) To the extent any Mortgage Loan contains an enforceable "due-on-sale" or "due-on-encumbrance" clause, subject to paragraph (f) below, the Master Servicer shall enforce such clause on behalf of the Issuer unless the Master Servicer determines in accordance with Accepted Master Servicing Practices that it would be in the best interest of the Bondholders to waive any such clause. If the Master Servicer is unable to enforce any such "due-on-sale" clause or if no "due-on-sale" clause is applicable or the Master Servicer determines that such clause should be waived, the Master Servicer shall enter into an assumption agreement with the Person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, to the extent permitted by applicable state Law and the related Mortgage, the Mortgagor remains liable thereon. The Master Servicer is also authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by the Master Servicer's Accepted Master Servicing Practices as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

                  (b) To the extent any Mortgage Loan contains a clause granting a right of assumption to a qualified substitute Mortgagor upon the sale, conveyance or transfer of the related Mortgaged Property and subject to paragraph (f) below, the Master Servicer shall enter into an assumption agreement with such qualified substitute Mortgagor, pursuant to which such qualified substitute Mortgagor becomes liable under the Mortgage Note. If any Person other than the Mortgagor has, pursuant to the related Mortgage Loan Documents, undertaken to indemnify the mortgagee and, in connection with an assumption of the type referred to in the preceding sentence, the related Mortgage Loan Documents permit a substitution of such third-party indemnitor by a qualified substitute indemnitor, the Master Servicer shall enter into an assumption of liability agreement with such qualified substitute indemnitor, pursuant to which such substitute indemnitor becomes liable under the relevant indemnification obligations. The Master Servicer is also authorized to enter into a substitution of liability agreement with such substitute Mortgagor, pursuant to which the original Mortgagor is released from liability and such substitute Mortgagor is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, however, that such substitute Mortgagor must satisfy the requirements set forth in the related Mortgage Loan Documents or the underwriting requirements customarily imposed by the Master Servicer's regular commercial mortgage loan origination standards or Accepted Master Servicing Practices as a condition to approval of a borrower on a new mortgage loan substantially similar to such Mortgage Loan.

                  (c) As to non-Specially Serviced Mortgaged Loans, the Master Servicer shall retain as additional servicing compensation any fees collected for entering into an extension, modification, assumption or substitution of liability agreement, and any similar fees and charges.

                  (d) In connection with any assumption under this Section 4.07, no material term of the Mortgage Note (including, but not limited to, the Mortgage Interest Rate, the amount of the Monthly Payment, any interest rate floor or cap applicable to the calculation of the Mortgage Interest Rate and any other term affecting the amount or timing of payment on the Mortgage Loan) may be changed. The Master Servicer shall forward to the Indenture Trustee the original substitution or assumption agreement.

                  (e) Notwithstanding the foregoing or any other provision of this Servicing Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by a Mortgagor of a Mortgaged Property or any assumption of a Mortgage Loan by operation of Law that the Master Servicer in good faith determines it may be restricted by Law from preventing.

                  (f) Each transfer, assumption or encumbrance requiring the consent of the mortgagee with respect to a Mortgage Loan having a current outstanding principal balance equal to or exceeding 2% of the then current aggregate Stated Principal Balance of all Mortgage Loans ("Review Threshold") will be subject to a confirmation from DCR that granting such consent will not result in a downgrade or withdrawal of its rating on any Class of Bonds ("No Downgrade Confirmation"). In connection with the request for such consent, the Master Servicer shall prepare and deliver to DCR a memorandum outlining its analysis and recommendation in accordance with Accepted Master Servicing Practices, together with copies of all relevant documentation. The Master Servicer shall also prepare and provide to DCR with such memorandum and documentation for all transfer, assumption and encumbrance consents granted for Mortgage Loans below the Review Threshold, but for which the Master Servicer's decision will be sufficient and a No Downgrade Confirmation will not be required.

                  Section 4.08              Property Inspections.

                  The Master Servicer shall inspect or cause to be inspected each Mortgaged Property and shall verify and deliver to the Indenture Trustee a copy of a property inspection report consistent with Accepted Master Servicing Practices; provided that (i) each Mortgaged Property securing a Mortgage Loan with an outstanding principal balance in excess of $999,999 shall be inspected and such a property inspection report shall be delivered to the Indenture Trustee at least once a year, (ii) each Mortgaged Property securing a Mortgage Loan with a principal balance in excess of $349,999 and less than or equal to $999,999 shall be inspected and such a property inspection report shall be delivered to the Indenture Trustee at least once every two years, and (iii) each Mortgaged Property securing a Mortgage Loan with an outstanding principal less than or equal to $349,999 shall be inspected as necessary or upon notice of any adverse event occurring with respect to the property, and such a property inspection report shall be delivered to the Indenture Trustee.

                  Section 4.09              Reports of Master Servicer.

                  (a) The Master Servicer shall prepare, or cause to be prepared, and deliver to the Indenture Trustee in an electronic format agreed to by the Indenture Trustee and the Master Servicer and consistent with Accepted Master Servicing Practices, not later than 11:00 A.M., New York time on the third (3rd) Business Day immediately preceding each Payment Date, a copy of a Remittance Report in the form of Exhibit C hereto. Such report shall be in respect of the related Collection Period on a Mortgage Loan-by-Mortgage Loan basis to the extent applicable.

                  (b) The Master Servicer shall prepare and deliver to the Indenture Trustee a copy of the Collection Account reconciliation report for the preceding Collection Period in a form agreed to by the Master Servicer and the Indenture Trustee on or prior to the twentieth (20th) day of each calendar month.

                  (c) The Master Servicer shall use its best efforts to implement (in substitution of the Remittance Report) reporting in the CSSA Standard Information Package on or before the earlier of (i) November 25, 1999 or two (2) full months after Southern Pacific Bank is terminated as the Primary Servicer.

                  (d) The Master Servicer shall prepare and distribute all information statements relating to payments on the Mortgage Loans in accordance with all applicable federal and state Laws.

                  (e) The Master Servicer shall provide the Indenture Trustee with any reasonable information needed by the Indenture Trustee which is consistent with Accepted Master Servicing Practices with respect to the Mortgage Loans in order to allow the Indenture Trustee to comply with its obligations under this Servicing Agreement and shall provide the Special Servicer with any reasonable information needed by the Special Servicer which is consistent with Accepted Special Servicing Practices with respect to Specially Serviced Mortgage Loans and REO Mortgage Loans in order to allow the Special Servicer to comply with its obligations hereunder pursuant to Article VI and the Special Servicer shall provide such information for Specially-Serviced Mortgage Loans.

                  (f) The Master Servicer for non-Specially Serviced Mortgage Loans, and the Special Servicer for Specially Serviced Mortgage Loans, shall proceed diligently to collect all reports and other information required to be prepared and delivered by each Mortgagor pursuant to the terms of the related Mortgage Loan Documents (including, but not limited to, rent rolls) and shall forward copies of such information to the Indenture Trustee (and to the Special Servicer) periodically as such information is received or as otherwise reasonably directed by the Indenture Trustee.

                  Section 4.10              Confirmation of Balloon Payment.

                  The Master Servicer shall send a letter by first class mail to each Mortgagor on a Balloon Mortgage Loan no earlier than six (6) months and at least three (3) months prior to the related Loan Maturity Date reminding such Mortgagor of such Loan Maturity Date and requesting that not later than sixty
(60) days prior to such Loan Maturity Date such Mortgagor confirm in writing that the payment due on such Loan Maturity Date will be made on such date and describe in reasonable detail any arrangements made or to be made with regard to the payment of such Balloon Payment.

                  Section 4.11              Master Servicer Compensation.

                  The Master Servicer shall be entitled to compensation for services rendered by it hereunder on each Remittance Date from amounts on deposit in the Collection Account in an amount equal to the Master Servicer Fee, to the extent permitted by Section 4.03 hereof. The Master Servicer shall also be entitled to receive as additional servicing compensation (i) all investment income earned on amounts on deposit in any Mortgagor escrow accounts or reserve accounts (to the extent consistent with applicable Law and the related Mortgage Loan Documents) and the Collection Account, (ii) all amounts collected with respect to the Mortgage Loans (other than Specially Serviced Mortgage Loans) in the nature of late payment charges (to the extent not used to pay interest on Advances) , late fees (to the extent not used to pay interest on Advances), NSF check charges including with respect to Specially Serviced Mortgage Loans, extension fees, modification fees, assumption fees, default interest (to the extent not used to pay interest on Advances) and similar fees and charges, and
(iii) any Prepayment Interest Excess (to the extent not offset against any Prepayment Interest Shortfall in accordance with Section 4.12) relating to non-Specially Serviced Mortgage Loans.

                  Section 4.12              Adjustment  of  Master  Servicer's
                                            Compensation.

                  If a Mortgage Loan is prepaid in full or in part during any Collection Period, any related Prepayment Interest Shortfalls shall be offset to the extent of any Prepayment Interest Excesses collected during such Collection Period. If the Prepayment Interest Shortfalls relating to non-Specially Serviced Mortgage Loans for any Collection Period exceed the sum of any Prepayment Interest Excesses relating to Mortgage Loans collected during such Collection Period, such resulting net shortfall shall be offset by a corresponding amount (in no event to exceed the Master Servicer Fee) from the Master Servicer Fee for the related Remittance Date. The Master Servicer shall be entitled to any excess of the Prepayment Interest Excesses over the Prepayment Interest Shortfall for any Collection Period as additional servicing compensation.

                  Section 4.13              Implementation  of  Operations  and
                                            Maintenance Plans.

                  To the extent an operations and maintenance plan is required to be established and executed pursuant to the terms of the related Mortgage Loan Documents, the Master Servicer shall use reasonable efforts to enforce any such plans in accordance with the terms of the Mortgage Loan Document.


                                   ARTICLE V

                                   [RESERVED]


                                   ARTICLE VI

                      OBLIGATIONS OF THE SPECIAL SERVICER

                  Section 6.01              The Special Servicer.

                  The Special Servicer, as an independent contract servicer, shall service and administer the Specially Serviced Mortgage Loans and REO Properties on behalf of and in the best interests of and for the benefit of the Bondholders in accordance with this Servicing Agreement and Accepted Special Servicing Practices. In the event that a Mortgage Loan becomes a Specially Serviced Mortgage Loan, subject to the provisions contained in this Article VI, the Master Servicer shall continue to collect all Monthly Payments called for under the terms and provisions of the Mortgage Loan in accordance with Section 4.02, except as otherwise directed by the Special Servicer and agreed to by the Master Servicer in writing.

                  Section 6.02              Transfer to Special Servicing.

                  (a) The Master Servicer shall notify the Special Servicer as promptly as practicable by telephone, facsimile or in an electronic format reasonably acceptable to the Special Servicer after it becomes aware of the occurrence of a Servicing Transfer Event.

                  (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, promptly after the occurrence of a Servicing Transfer Event, the Master Servicer shall send a letter by first class mail (with a copy to the Special Servicer) notifying the related Mortgagor that the related Mortgage Loan has become a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Special Servicer but to continue making Monthly Payments pursuant to the terms of the related Mortgage Loan Documents, as may have been modified after the Closing Date, to the Master Servicer unless otherwise directed by the Special Servicer in writing and agreed to by the Master Servicer.

                  (c) Not later than five (5) Business Days after the occurrence of a Servicing Transfer Event, the Master Servicer shall use its best efforts to provide the Special Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to each Mortgage Loan with respect to which notice is required to be delivered pursuant to clause (a) above. The Master Servicer and the Special Servicer shall take all other actions necessary or appropriate to effect a transfer of servicing pursuant to this
Section 6.02 or Section 6.10, including but not limited to the preparation, execution and delivery of any and all necessary or appropriate documents and other instruments, and will cooperate fully with each other in effecting such transfer as promptly as possible. Servicing of a Mortgage Loan shall be automatically transferred to the Special Servicer on the Servicing Transfer Date.

                  (d) Following the related Servicing Transfer Date, the Master Servicer shall not have any further dealings or communications with the related Mortgagor except as administrator of the Collection Account and any escrow, impound or reserve accounts. The Master Servicer shall maintain up-to-date information on each Mortgage Loan which becomes a Specially Serviced Mortgage Loan in order to properly administer the Collection Account and any escrow, impound or reserve accounts, to enable it to resume all servicing obligations with respect to a Mortgage Loan which becomes a Corrected Mortgage Loan as promptly as possible pursuant to Section 6.10, and to provide any reports required under Article IV. The Special Servicer shall promptly, on the dates designated by the Master Servicer, provide to the Master Servicer, in such format reasonably requested by the Master Servicer, including data sent electronically for the CSSA Standard Information Package, all information available to the Special Servicer and not available to the Master Servicer necessary to maintain such up-to-date information.

                  (e) Promptly  after the Servicing  Transfer  Date, the Special
Servicer (unless the Master Servicer and Special Servicer with respect to a Mortgage Loan are the same Person) shall send a letter by first class mail hereto notifying the related Mortgagor that servicing has been transferred to the Special Servicer.

                  (f) Following the occurrence of a Servicing Transfer Event with respect to any Mortgage Loan, the Special Servicer shall service the related Specially Serviced Mortgage Loan or REO Property in accordance with this Servicing Agreement and Accepted Special Servicing Practices.

                  Section 6.03              Servicing  of  Specially  Serviced
                                            Mortgage Loans.

                  (a) Following the occurrence of a Servicing Transfer Event, the Special Servicer shall request from the Indenture Trustee the name of the current Directing Bondholder. The Indenture Trustee shall notify the Special Servicer of the identity of the current Directing Bondholder upon request. Upon receipt of the name of such current Directing Bondholder from the Indenture Trustee, the Special Servicer shall notify the Directing Bondholder of the occurrence of such Servicing Transfer Event. Servicing Officers of the Special Servicer shall, at the request of the Directing Bondholder, be reasonably available during regular business hours to discuss with such Bondholder objectives and strategies with respect to the Specially Serviced Mortgage Loans and REO Properties.

                  (b) Subject to Section 6.03(c) below and Accepted Special Servicing Practices, in servicing and administering any Specially Serviced Mortgage Loan or REO Property, the Special Servicer shall have full power and authority to do any and all things in connection with such servicing and administration that it may deem in its best judgment necessary or advisable including, without limitation, to execute and deliver on behalf of the Indenture Trustee and the Bondholders any and all instruments of satisfaction or cancellation or of partial release or full release or discharge and all other comparable instruments with respect to such Specially Serviced Mortgage Loan or such REO Mortgage Loan or to agree to any modification, waiver or amendment of any term and to defer, reduce or forgive payment of interest and/or principal of any such Specially Serviced Mortgage Loan. The Special Servicer may not extend the scheduled Loan Maturity Date of any Specially Serviced Mortgage Loan to a date later than three years prior to the Stated Maturity Date (or, with respect to any Mortgage Loan secured in whole or in part by a Mortgaged Property which is a leasehold, beyond a date which is later than ten (10) years prior to the expiration of the term of the related ground lease). Notwithstanding the foregoing, the Special Servicer may not permit any such modification with respect to a Balloon Mortgage Loan if such modification results in the extension of such Loan Maturity Date beyond the amortization term of such Balloon Mortgage Loan absent the related Balloon Payment. The Special Servicer may from time to time request in writing any powers of attorney and other documents necessary or appropriate to enable the Special Servicer to carry out its servicing and administrative duties hereunder. If it shall make such written request, the Special Servicer shall prepare for signature by the Indenture Trustee, and the Indenture Trustee shall sign any such powers of attorney or other documents necessary or appropriate to carry out such duties hereunder; provided, however, that the Indenture Trustee shall not be held liable for any misuse of any such power of attorney by the Special Servicer. In addition to the duties and obligations set forth in this Article VI, the Special Servicer shall assume the rights and obligations of the Master Servicer set forth in (i) Section 4.07 of this Servicing Agreement with respect to any Specially Serviced Mortgage Loan (but not any liabilities incurred by the Master Servicer prior to the related Servicing Transfer Date) and (ii) Section 4.06 with respect to REO Properties. Any insurance required to be maintained by the Special Servicer with respect to REO Properties pursuant to this Section and Section 4.06 shall be maintained with Qualified Insurers.

                  (c) No later than sixty (60) days after a Servicing Transfer Date for a Mortgage Loan, the Special Servicer shall deliver to the Indenture Trustee, the Master Servicer, each Rating Agency and the Directing Bondholder an Asset Strategy Report, with respect to such Mortgage Loan and the related Mortgaged Property. Such Asset Strategy Report shall set forth the following information to the extent reasonably determinable:

                     (i) summary of the status of such Specially Serviced Mortgage Loan and any negotiations with the related Mortgagor;

                     (ii) consideration of alternatives to the exercise of remedies (such as forbearance relief, modification of the terms and conditions of such Mortgage Loan, disposition of the Specially Serviced Mortgage Loan or the related Mortgaged Property and application of the proceeds of such disposition to the outstanding principal balance of such Mortgage Loan and interest thereon, or abandonment of the related Mortgaged Property);

                     (iii)  a  discussion   of  the  probable  time  frames  and
         estimated amount of any related Property Protection Advances applicable to each of the alternatives referred to above;

                     (iv) a discussion of the legal and environmental considerations reasonably known to the Special Servicer, consistent with the Accepted Special Servicing Practices, that are applicable to the exercise of remedies as aforesaid and to the enforcement of any related guaranties or other collateral for the related Mortgage Loan and a recommendation as to whether outside environmental legal counsel should be retained;

                     (v) estimated budgets for any operating or capital funds expected to be required for the related Mortgaged Property;

                     (vi) the most current rent roll available for and any strategy for the leasing or releasing of the related Mortgaged Property;

                     (vii) the Special Servicer's analysis and recommendations (which will include a discussion of alternative courses of action and a comparison of the probable benefits and detriments of each alternative course of action) on how such Specially Serviced Mortgage Loan might be returned to performing status and returned to the Master Servicer for regular servicing under Article IV of this Servicing Agreement or otherwise realized upon; and

                     (viii) such other information as the Special Servicer deems relevant in light of the Accepted Special Servicing Practices.

                  If  within  ten  (10)  Business  Days of  receiving  an  Asset
Strategy Report, the Directing Bondholder does not disapprove such Asset Strategy Report in writing, the Special Servicer shall implement the recommended action as outlined in such Asset Strategy Report; provided, however, that the Special Servicer is required to implement the recommended action as outlined in such Asset Strategy Report if it makes the affirmative determination that not taking such action would result in a violation of the Accepted Special Servicing Practices; and provided, further, however, that notwithstanding anything herein to the contrary, the Special Servicer may not take, and shall not be required to take, any action that is contrary to applicable Law, Accepted Special Servicing Practices or the terms of the applicable Mortgage Loan Documents. If the Directing Bondholder disapproves such Asset Strategy Report within ten (10) Business Days of receipt, the Special Servicer will revise such Asset Strategy Report and deliver to the Indenture Trustee, the Directing Bondholder, the Master Servicer and the Rating Agencies a new Asset Strategy Report as soon as practicable. The Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c) until the Directing Bondholder shall fail to disapprove such revised Asset Strategy Report in writing within ten (10) Business Days of receiving such revised Asset Strategy Report; provided, however, that the Special Servicer shall not be under any obligation to perform any actions or delay implementation of the action outlined in the Asset Strategy Report or revise such Asset Strategy Report to take any actions which are not consistent with Accepted Special Services Practices, applicable Laws or the terms of the related Mortgage Loan Documents. The Special Servicer may, from time to time, modify any Asset Strategy Report it has previously delivered and implement actions outlined in such modified Asset Strategy Report, provided such report shall have been prepared, reviewed and not rejected pursuant to the terms of this Section and the Rating Agencies shall have been provided with a copy of any such modification. Notwithstanding the foregoing, the Special Servicer (i) may following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action set forth in such Asset Strategy Report before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interests of the Bondholders and it has made a reasonable effort to contact the Directing Bondholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Bondholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement the Asset Strategy Report or notify the Indenture Trustee of such rejection and deliver to the Indenture Trustee a proposed notice to Bondholders which shall include the Asset Strategy Report, and the Indenture Trustee shall send such notice to all Bondholders (or, to the extent known to the Indenture Trustee, Bond Owners). If the majority of such Bondholders (including Bond Owners), as determined by Bond Balance, fail to reject such Asset Strategy Report within five (5) days of the Indenture Trustee's sending such notice, the Special Servicer shall implement the same. If the Asset Strategy Report is rejected by the Bondholders, the Special Servicer shall revise such Asset Strategy Report as described above in this Section 6.03(c). The Indenture Trustee shall be entitled to be reimbursed by the Issuer for the reasonable expenses of providing such notices.

                  (d) The Special Servicer shall have the authority to meet with the Mortgagor for any Specially Serviced Mortgage Loan and take such actions consistent with Accepted Special Servicing Practices and the related Asset Strategy Report. The Special Servicer shall not take any action inconsistent with the related Asset Strategy Report.

                  (e) The Special Servicer shall have the right to determine, in accordance with Accepted Special Servicing Practices, the advisability of the maintenance of an action to obtain a deficiency judgment if the state in which an REO Property is located and the terms of the related Mortgage Loan permit such an action.

                  (f) Upon request of any Bondholder (or any Bond Owner, if applicable, which shall have provided the Indenture Trustee with evidence satisfactory to the Special Servicer and the Indenture Trustee of its interest in a Bond or any Rating Agency, the Indenture Trustee shall mail, without charge, to the address specified in such request a copy of the most current Asset Strategy Report for any Specially Serviced Mortgage Loan or REO Property in its possession, unless (i) such distribution is limited or prohibited by confidentiality or other restrictions imposed by Law, or (ii) the Indenture Trustee determines, in its reasonable judgment, that delivery of such Asset Strategy Report would not be in the best interest of the Bondholders.

                  Section 6.04              Title   to   REO    Property;
                                            Management of REO Property.

                  (a) If title to any REO Property is acquired, the deed or certificate of sale shall be issued to the Issuer on behalf of the Bondholders. The Special Servicer, on behalf of the Bondholders and, subject to the lien of the Indenture, the Issuer, shall sell any REO Property prior to the close of the third calendar year following the year in which the Issuer acquires ownership of such REO Property, within the meaning of Treasury Regulations Section 1.856-6(b)(1), for purposes of Section 856(e) of the Code, unless an extension of time is granted to the Special Servicer sell such REO Property by the IRS. If the Special Servicer is granted such an extension, the Special Servicer shall sell such REO Property within such longer period as is permitted by such extension. The Special Servicer shall sell such REO Property in accordance with Accepted Special Servicing Practices and in the same manner as would a prudent mortgage loan servicer and asset manager who acquired a mortgaged property comparable to the REO Property under the same circumstances. Any expense incurred by the Special Servicer in connection with its being granted an extension shall be an expense of the Issuer payable out of the REO Account pursuant to Section 6.06.

                  (b) The Special Servicer shall not acquire any personal property for the Issuer pursuant to Sections 6.04 or 6.06 of this Servicing Agreement unless such personal property is incident to real property (within the meaning of Section 856(e)(1) of the Code) so acquired by the Special Servicer.

                  (c) If title to any REO Property is acquired, the Special Servicer shall manage, conserve, protect, operate and lease such REO Property for the benefit of the Bondholders, and subject to the lien of the Indenture, the Issuer solely for the purpose of its timely disposition and sale in a manner that does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 856(e) of the Code. Subject to the foregoing, however, the Special Servicer shall have full power and authority to do any and all things in connection therewith as are in the best interests of and for the benefit of the Bondholders and the Issuer (as a collective whole) (as determined by the Special Servicer in its good faith and reasonable judgment) and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the REO Property under the same circumstances.

                  To the extent that amounts on deposit in the REO Account in respect of any REO Property are insufficient for the purposes set forth in this
Section  6.04(c) with respect to such REO Property,  the Special  Servicer shall
(i) inform the Master Servicer of any need for the Master Servicer to make a Property Protection Advance at least five (5) Business Days prior to the time of preferred or required payment of the underlying expense (absent an emergency requiring immediate action), (ii) (at the time of the Special Servicer's request) provide such information and data as reasonably required by the Master Servicer in order to make such Property Protection Advance, (iii) (at the time of the Special Servicer's request) provide the Master Servicer with an Officer's Certificate identifying the expenses, the related Mortgagor and the Mortgage Loan, and indicating that such Property Protection Advance, if made, would not in its view based upon the Special Servicer's investigation be a Nonrecoverable Advance; provided, however, in lieu of complying with (i) above, the Special Servicer may pay certain Property Protection Expenses not to exceed a total of $1,500 per month for each Mortgaged Property and submit same for payment to the Master Servicer on each Determination Date in compliance with (ii) (without a request) above and (iii) above. Upon its receipt of such monthly request complying with the terms of this paragraph, Master Servicer shall reimburse the Special Servicer for its payment of such expenses, plus accrued interest thereon at the Advance Rate from the date of payment of such Property Protection Expense to and including the date reimbursed by the Master Servicer, and thereafter the Master Servicer shall be reimbursed for such Advance plus accrued interest thereon at the Advance Rate from the time that the Special Servicer paid such Property Protection Expenses through the date of reimbursement.

                  If the Master Servicer fails to make a Property Protection Advance when required to do so, the Indenture Trustee shall make such Property Protection Advance, and if the Indenture Trustee shall fail to make such Property Protection Advance, the Fiscal Agent shall do so, provided that, in each such case, such obligation will be subject to the provisions of this Agreement concerning Nonrecoverable Advances. The making of such Advance by the Fiscal Agent shall cure any default of the Indenture Trustee caused by the Indenture Trustee's failure to make such Advance. The making of such Advance by the Indenture Trustee or the Fiscal Agent shall not cure any default caused by the Master Servicer's failure to make such Advance.

                  Without limiting the generality of the foregoing, the Special Servicer shall not:

                     (i) permit the Issuer to enter into, renew or extend any New Lease with respect to any REO Property, if the New Lease by its terms will give rise to any income that does not constitute Rents from Real Property;

                     (ii) permit any amount to be received or accrued under any New Lease other than amounts that will constitute Rents from Real Property;

                     (iii) authorize or permit any construction on any REO Property, other than the completion of a building or other improvement thereon, and then only if more than 10% of the construction of such building or other improvement was completed before default on the related Mortgage Loan became imminent, all within the meaning of
         Section 856(e)(4)(B) of the Code; or

                     (iv) Directly Operate, or allow any other Person, other than an Independent Contractor, to Directly Operate, any REO Property on any date more than 90 days after its acquisition;

unless, in any such case, the Special Servicer has obtained an Opinion of Counsel (the cost of which shall be paid by the Special Servicer or the Issuer) to the effect that such action will not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 856(e) of the Code at any time that it is held by the Issuer, in which case the Special Servicer may take such actions as are specified in such Opinion of Counsel.

                  (d) The Special Servicer shall contract with an Independent Contractor for the operation and management of any REO Property within ninety
(90) days of the acquisition date thereof, provided that:

                     (i) the terms and conditions of any such contract may not be inconsistent herewith and shall reflect an agreement reached at arm's length;

                     (ii) the fees of such Independent Contractor (which shall be an expense of the Issuer) shall be reasonable and customary taking into consideration the nature and locality of the Mortgaged Property;

                     (iii) any such contract shall require, or shall be administered to require, that the Independent Contractor (A) pay all costs and expenses incurred in connection with the operation and management of such REO Property and (B) remit all related revenues collected (net of its fees and such costs and expenses) to the Special Servicer upon receipt;

                     (iv) none of the provisions of this Section 6.04(d) relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Special Servicer of any of its duties and obligations hereunder with respect to the operation and management of any such REO Property; and

                     (v) the Special Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

                  The Special Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder for indemnification of the Special Servicer by such Independent Contractor, and nothing in this Servicing Agreement shall be deemed to limit or modify such indemnification.

                  Section 6.05 Sale of REO Property and Specially Serviced Mortgage Loans.

                  Subject to terms of the related Asset Strategy Report, to the extent the conditions, procedures or requirements set forth therein are more restrictive or exacting than those set forth below, each Special Servicer agrees as follows:

                  (a) The Special Servicer may offer to sell to any Person any Defaulted Mortgage Loan or any REO Property, if and when the Special Servicer determines, consistent with Accepted Special Servicing Practices that such a sale would be in the best economic interests of the Bondholders. The Special Servicer shall give the Indenture Trustee and the Master Servicer not less than five (5) Business Days' prior written notice of the Purchase Price and its intention to (i) purchase any Defaulted Mortgage Loan or REO Property at the Purchase Price therefor, or (ii) sell any Defaulted Mortgage Loan or REO Property, in which case the Special Servicer shall accept the highest offer received from any Person for any Defaulted Mortgage Loan or any REO Property in an amount at least equal to the Purchase Price therefor. The Special Servicer may purchase a Defaulted Loan at the Purchase Price if it has received no offer (of at least three offers) at least equal to the Purchase Price.

                  In the absence of any such offer, the Special Servicer shall accept the highest offer received from any Person that is determined by the Special Servicer to be a fair price for such Defaulted Mortgage Loan or REO Property, if the highest offeror is a Person other than the Special Servicer or an Affiliate thereof, or if such price is determined to be such a price by the Indenture Trustee, if the highest offeror is the Special Servicer or an Affiliate thereof. Notwithstanding anything to the contrary herein, neither the Indenture Trustee nor the Fiscal Agent, each in its individual capacity, nor any of its Affiliates may make an offer for or purchase any Defaulted Mortgage Loan or any REO Property pursuant hereto.

                  The Special Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Special Servicer determines, in accordance with Accepted Special Servicing Practices, that rejection of such offer would be in the best interests of the Bondholders. In addition, the Special Servicer may accept a lower offer if it determines, in accordance with Accepted Special Servicing Practices, that acceptance of such offer would be in the best interests of the Bondholders (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable) except that the offeror shall not be the Special Servicer or an Affiliate thereof.

                  (b) In determining whether any offer received from an Interested Person represents a fair price for any Defaulted Mortgage Loan or any REO Property, the Indenture Trustee and the Special Servicer may conclusively rely on the opinion of an Independent appraiser or other Independent expert in real estate matters retained by the Indenture Trustee or the Special Servicer, as applicable, at the expense of the Issuer. In determining whether any offer constitutes a fair price for any Defaulted Mortgage Loan or any REO Property, the Special Servicer or the Indenture Trustee (or, if applicable, such appraiser) shall take into account, and any appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the period and amount of any delinquency on the affected Defaulted Mortgage Loan, the physical condition of the related Mortgaged Property or such REO Property and the state of the local economy.

                  (c) Subject to Accepted Special Servicing Practices, the Special Servicer shall act on behalf of the Issuer in negotiating and taking any other action necessary or appropriate in connection with the sale of any Defaulted Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of a Defaulted Mortgage Loan or any REO Property shall be without recourse to, or representation or warranty by, the Indenture Trustee, the Fiscal Agent, the Issuer, the Mortgage Loan Seller, any Servicer, or the Issuer (except that any contract of sale and assignment and conveyance documents may contain customary warranties of title, so long as the only recourse for breach thereof is to the Issuer) and, if consummated in accordance with the terms of this Servicing Agreement, none of the Servicers, the Issuer, the Mortgage Loan Seller, the Fiscal Agent, nor the Indenture Trustee shall have any liability to the Issuer or any Bondholder with respect to the purchase price therefor accepted by the Special Servicer or the Indenture Trustee.

                  (d) The proceeds of any sale after deduction of the expenses of such sale incurred in connection therewith shall be promptly deposited into the Collection Account.

                  Section 6.06              REO Account;  Collection of REO
                                            Proceeds.

                  (a) The Special Servicer shall establish or cause to be established, and hereby agrees to maintain or cause to be maintained for the duration of this Servicing Agreement for each REO Mortgage Loan, an REO Account into which all related REO Proceeds shall be deposited as and when received. Each of the Special Servicer's REO Accounts shall be an Eligible Account. The Special Servicer shall keep and maintain separate records, on an REO Property-by-REO Property basis, for the purpose of accounting for all deposits to, and withdrawals from, the REO Account pursuant to Section 6.08(c).

                  (b) All funds deposited by the Special Servicer in any REO Account maintained hereunder shall be held for the benefit of the Bondholders until disbursed or withdrawn in accordance herewith. Funds in such REO Account shall not be commingled with any other moneys. The Special Servicer shall, within five (5) Business Days of the establishment thereof, notify the Master Servicer and the Indenture Trustee in writing of the location and the account number of the REO Account established by the Special Servicer for the Mortgage Loans and shall give the Indenture Trustee and the Master Servicer written notice of any change of such location or account number on or prior to the date of such change.

                  (c) Funds in an REO Account may be invested by, at the risk of, and for the benefit of, the Special Servicer in Permitted Investments which shall not be sold or disposed of prior to maturity. All such Permitted Investments shall be registered in the name of the Special Servicer (in its capacity as such and for the benefit of the Bondholders) or its nominee. All income therefrom shall be the property of the Special Servicer. In addition, if the amounts in any REO Account are invested for the benefit of the Special Servicer, the Special Servicer shall deposit on each Determination Date into such REO Account out of its own funds an amount representing any net losses realized on the Permitted Investments with respect to funds in such REO Account for such Collection Period.

                  (d) The Special Servicer shall deposit or cause to be deposited any REO Proceeds into the applicable REO Account within one (1) Business Day after receipt. The Special Servicer shall withdraw therefrom funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property. By 1:00 p.m. New York time, one (1) Business Day after each Determination Date, the Special Servicer shall remit to the Master Servicer for deposit into the Collection Account on a monthly basis prior to the related Remittance Date the REO Proceeds collected with respect to the related REO Property, net of withdrawals made by the Special Servicer pursuant to this Section 6.06(d); provided, that for the purpose of determining the amount of any such remittance, the Special Servicer may retain in such REO Account, in accordance with Accepted Special Servicing Practices, such portion of such balance as may be necessary to maintain a reasonable reserve for Property Protection Expenses.

                  (e) Except as expressly permitted or required hereunder, the Special Servicer shall not sell, transfer or assign to any Person any interest (including any security interest) in amounts credited or to be credited to any REO Account or take any action towards that end, and shall maintain such amounts free of all liens, claims and encumbrances of any nature.

                  Section 6.07              Remittances to Master Servicer.

                  Any collections received by the Special Servicer in respect of a Mortgage Loan, other than REO Proceeds, shall be remitted to the Master Servicer within one (1) Business Day of receipt for deposit into the Collection Account established and maintained by the Master Servicer for the duration of this Servicing Agreement pursuant to Section 4.02 of this Servicing Agreement.

                  Section 6.08 Specially Serviced Mortgage Loan Status Reports and Other Reports.

                  (a) The Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Indenture Trustee and the Rating Agencies, via facsimile (with a hard copy sent on the same day by first-class mail and in electronic format reasonably acceptable to the Master Servicer, the Rating Agencies and the Indenture Trustee and consistent with Accepted Special Servicing Practices) not later than the first (1st) Business Day after each Determination Date, a copy of a Specially Serviced Mortgage Loan and REO Property status report in a form agreed to by and acceptable to the Master Servicer and the Indenture Trustee (the "Specially Serviced Mortgage Loan Status Report"), with respect to each Specially Serviced Mortgage Loan and REO Mortgage Loan, respectively. In addition, upon the occurrence of an Appraisal Reduction Event or Liquidation Event from which an Appraisal Reduction Amount or Realized Loss has resulted, the Special Servicer shall prepare, or cause to be prepared, and deliver to the Master Servicer, the Indenture Trustee and each Rating Agency, via facsimile (with a hard copy sent on the same day by first-class mail or in electronic format reasonably acceptable to the Master Servicer and consistent with Accepted Special Servicing Practices) not later than the first (1st) Business Day after each Determination Date, an Officers' Certificate setting forth (i) the event which gave rise to such Appraisal
Reduction Amount or Realized Loss and (ii) the amount of such Appraisal Reduction Amount or Realized Loss.

                  (b) On or prior to the twentieth (20th) day of each calendar month the Special Servicer shall validate and deliver to the Master Servicer a copy of the bank statement for the prior calendar month related to each REO Account and an REO Account reconciliation report in the form mutually agreed to by the Master Servicer and Indenture Trustee showing for the preceding calendar month (or since the related Servicing Transfer Date, in the case of the first of such reports), the aggregate of deposits into and withdrawals from such funds or accounts in accordance with this Servicing Agreement.

                  (c) When and as necessary, the Special Servicer shall send to the Indenture Trustee and the Master Servicer a statement prepared by the Special Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting Rents from Real Property in respect of, any REO Property in accordance with Section 6.04(c).

                  (d) The Special Servicer shall report to the IRS and the related Mortgagor, in the manner required by applicable Law, the information required to be reported regarding any Mortgaged Property which is abandoned or foreclosed and the Special Servicer shall report, via IRS Form 1099C, all forgiveness of indebtedness. The Special Servicer shall deliver a copy of any such report to the Indenture Trustee.

                  (e) Upon prior request of a Rating Agency or written request of the Master Servicer, the Indenture Trustee or the Issuer, the Special Servicer shall prepare such other reports as may be reasonably requested in writing thereby. The Special Servicer shall be entitled to charge a reasonable fee reflecting the internal and external costs to the Special Servicer of preparing such other reports (except that no charges will be assessed for costs of such reports requested by a Rating Agency) and such fee shall be an expense of the Special Servicer relating to managing a REO Property.

                  Section 6.09              Environmental Considerations.

                  (a) The Special Servicer shall not obtain title for the Issuer to a Mortgaged Property as a result or in lieu of foreclosure or otherwise, nor shall the Special Servicer otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Issuer, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Special Servicer or the Bondholders would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any applicable comparable federal, state or local Law, or a "discharger" or "responsible party" thereunder, unless the Special Servicer has also previously determined, in accordance with Accepted Special Servicing Practices, based on a "Phase I", and, if applicable, a "Phase II" environmental site assessment report (which report will be paid as an expense of the Issuer) prepared by a Person who regularly conducts environmental audits as determined by such Special Servicer in a manner consistent with Accepted Special Servicing Practices, that:

                     (i) such Mortgaged Property is in compliance with applicable Environmental Laws or, if not, that taking such actions as are necessary to bring the Mortgaged Property in compliance therewith is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions; and

                     (ii) there are no circumstances present on such Mortgaged Property relating to the use, management, storage or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions.

                  (b) If the Special Servicer determines, pursuant to subsection
(a) above, that taking such actions as are necessary to bring any such Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of Hazardous Materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a net present value basis, after taking into account any risks associated therewith, than not taking such actions, the Special Servicer shall notify the Directing Bondholder, Indenture Trustee and the Master Servicer of such determination and recommend such action as it deems in good faith to be in the best economic interests of the Bondholders. If within ten (10) Business Days of receiving such recommendation, the Directing Bondholder does not disapprove such recommendation in writing the Special Servicer shall implement the recommended action. If the Directing Bondholder disapproves such recommendation, the Special Servicer will revise such recommendation and deliver to the Indenture Trustee, the Directing Bondholder and the Master Servicer a new recommendation as soon as practicable. The Special Servicer shall revise such recommendation as described above in this Section 6.09(b) until the Directing Bondholder shall fail to disapprove such revised recommendation in writing within ten (10) Business Days of receiving such revised recommendation. Notwithstanding the foregoing, the Special Servicer (i) may, following the occurrence of an extraordinary event with respect to the related Mortgaged Property, take any action it has recommended before the expiration of a ten (10) Business Day period if the Special Servicer has reasonably determined that failure to take such action would materially and adversely affect the interest of the Bondholders and it has made a reasonable effort to contact the Directing Bondholder and (ii) in any case, shall determine whether such disapproval is not in the best interest of all the Bondholders pursuant to Accepted Special Servicing Practices. Upon making such determination, the Special Servicer shall either implement its recommendations or notify the Indenture Trustee of such rejection and deliver to the Indenture Trustee a proposed notice to Bondholders, which shall include the Special Servicer's recommendation, and the Indenture Trustee shall send such notice to all Bondholders (or, to the extent known to the Indenture Trustee, Bond Owners). If the majority of such Bondholders (including Bond Owners), as determined by Bond Balance, fail within five (5) Business Days of the Indenture Trustee's sending such notice to reject such recommendation, the Special Servicer shall implement the same. If such recommendation is rejected by a majority of the Bondholders (by Bond Balance), the Special Servicer shall not take any action so recommended.

                  (c) Notwithstanding the foregoing, the Special Servicer shall not take any action pursuant to this Section 6.09 except in connection with the implementation of an Asset Strategy Report pursuant to Section 6.03(c).

                  Section 6.10              Corrected Mortgage Loans.

                  (a) Upon determining that a Specially Serviced Mortgage Loan (other than an REO Mortgage Loan) has become a Corrected Mortgage Loan (taking into account any grace periods permitted by the terms of the related Mortgage Loan Documents and provided no additional Servicing Transfer Event is foreseeable in the reasonable judgment of the Special Servicer, and that no other Servicing Transfer Event is continuing with respect thereto, the Special Servicer shall immediately give notice thereof, to the Master Servicer and the Indenture Trustee.

                  (b) Unless the Master Servicer and the Special Servicer with respect to a Mortgage Loan are the same Person, not later than two (2) Business Days after notice has been given pursuant to subsection (a) above, the Special Servicer shall send a letter by first class mail, with a copy to the Master Servicer, notifying the related Mortgagor that such Mortgage Loan has ceased being a Specially Serviced Mortgage Loan and instructing such Mortgagor to direct all future notices and communications to the Master Servicer.

                  (c) In the event that a Specially Serviced Mortgage Loan ceases to be such pursuant to this Section 6.10, not later than five (5) Business Days after notice has been given in (a) above, the Special Servicer shall use its best efforts to provide the Master Servicer with copies of all information, documents and records (including records stored electronically on computer tapes, magnetic disks and the like) in its possession relating to such Mortgage Loan. Upon receipt of such notice and all information, documents and records by the Master Servicer pursuant to this Section 6.10, such Corrected Mortgage Loan shall cease to be a Specially Serviced Mortgage Loan, the Special Servicer's obligation to service such Mortgage Loan shall terminate, and all duties and obligations of the Master Servicer with respect to such Mortgage Loan to the extent set forth herein previously undertaken by the Special Servicer shall be resumed by the Master Servicer.

                  Section 6.11              Removal of Special Servicer.

                  The Special Servicer may be removed without cause at any time by the Directing Bondholder. Such determination shall be evidenced by written notice to the Indenture Trustee and each Servicer from the Directing Bondholder. The Special Servicer shall not be removed until a successor shall have been appointed and shall be in the position to assume such obligations hereunder. The Special Servicer shall cooperate in good faith with the successor Special Servicer to minimize the number and severity of disruptions to the servicing of the Specially Serviced Mortgage Loans as a result of such removal. No successor Special Servicer shall be appointed until the Indenture Trustee receives written confirmation from each of the Rating Agencies that such appointment will not result in an Adverse Rating Event.

                  Section 6.12              Special Servicer Compensation.

                  The Special Servicer shall be entitled to reasonable compensation for services rendered by it hereunder, payable on each Remittance Date from amounts in the Collection Account, in an amount equal to the Special Servicing Fee, with respect to each Specially Serviced Mortgage Loan. The Special Servicer will also be entitled to receive, in addition to the Special Servicing Fee, the Disposition Fee with respect to any Specially Serviced Mortgage Loan or REO Property that is sold, transferred or otherwise liquidated. The Special Servicer will also be entitled to retain as additional servicing compensation (i) all investment income earned on amounts on deposit in any REO Account, (ii) all additional servicing compensation in the form of a Workout Fee with respect to each Corrected Mortgage Loan at the Workout Fee Rate on such Mortgage Loan for so long as it remains a Corrected Mortgage Loan. The Workout Fee with respect to any Corrected Mortgage Loan will cease to be payable if such loan again becomes a Specially Serviced Mortgage Loan; provided that a new Workout Fee will become payable if and when such Mortgage Loan again becomes a Corrected Mortgage Loan. If the Special Servicer is terminated (other than for cause) or resigns, it shall retain the right to receive any and all Workout Fees payable with respect to Mortgage Loans that became Corrected Mortgage Loans during the period that it acted as Special Servicer and were Corrected Mortgage Loans at the time of such termination (and the successor Special Servicer shall not be entitled to any portion of such Workout Fees), in each case until the Workout Fee for any such Mortgage Loan ceases to be payable in accordance with the terms hereof, and all late payment charges (to the extent not used to pay interest on Advances), late fees (to the extent not used to pay interest on Advances) and fees relating to assumptions, substitutions, modifications, extensions, and like actions collected with respect to the Specially Serviced Mortgage Loans (other than NSF check charges and default interest to the extent not used to pay interest on Advances).

                  Section 6.13 Appraisal Reduction Estimate, Special Servicer's Appraisal
                                            Reduction    Estimate   and   MAI
                                            Appraisal.

                  If no MAI Appraisal of a Mortgaged Property has been obtained within twelve (12) months prior to the first Payment Date on or after which an Appraisal Reduction Event has occurred with respect to the related Mortgage Loan, the Special Servicer shall prepare a Special Servicer's Appraisal Reduction Estimate with respect to such Mortgaged Property, which shall be used to determine the Appraisal Reduction Amount with respect to the related Mortgage Loan. Within sixty (60) days after the Special Servicer receives notice or is otherwise aware of an Appraisal Reduction Event, and provided that no MAI Appraisal less than twelve (12) months old exists with respect to the Mortgaged Property securing the Mortgage Loan with respect to which the Appraisal Reduction Event occurred, the Special Servicer shall obtain a MAI Appraisal of such Mortgaged Property, the cost of which shall be paid by the Master Servicer as a Property Protection Advance. On the first Payment Date occurring on or after the delivery of such MAI Appraisal, the Special Servicer shall adjust the related Appraisal Reduction Amount to take into account the conclusions of such MAI Appraisal (regardless of whether the MAI Appraisal is higher or lower than the Special Servicer's Appraisal Reduction Estimate). Annual updates of such MAI Appraisal will be obtained during the continuance of an Appraisal Reduction
Event within thirty (30) days of the anniversary of the related Appraisal Reduction Event, and the related Appraisal Reduction Amount shall be adjusted accordingly. The cost of such annual updated MAI Appraisals shall be paid by the Master Servicer as a Property Protection Advance. Upon payment in full or liquidation of any Mortgage Loan for which an Appraisal Reduction Amount has been determined, the related Appraisal Reduction Amount shall be eliminated.


                                  ARTICLE VII

                    OBLIGATIONS OF THE INDENTURE TRUSTEE AND
                           THE FISCAL AGENT; REPORTS

                  Section 7.01              [Reserved].

                  Section 7.02 Distribution of Reports to the Indenture Trustee and the Issuer; Advances.

                  (a) Three (3) Business Days prior to each Payment Date, the Master Servicer shall furnish a written statement to each of the Rating Agencies (provided, that such statement shall not be required to be delivered in written form to the Rating Agencies if the Master Servicer has provided the Rating Agencies access to such statements through its website at www.bomcm.com) and the Indenture Trustee (and an electronic data file reasonably satisfactory to the Master Servicer and the Indenture Trustee) setting forth the amounts available for deposit into the Payment Account, and the amounts of any Advances required to be made by the Master Servicer in connection with the related Payment Date. The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder, and the Indenture Trustee shall be protected in relying upon the same without any independent check or verification. The Indenture Trustee shall have no responsibility for reviewing or confirming any decision made with respect to an Advance by the Master Servicer. The Master Servicer shall promptly upon request provide to the Indenture Trustee such information as the Master Servicer may have to substantiate its determination of the need for an Advance.

                  (b) The Indenture Trustee shall notify the Master Servicer by telephone if as of 3:00 P.M. New York City time on any Remittance Date, the Indenture Trustee has not received the full amount of any P&I Advance required to be made pursuant to Section 4.05 of this Servicing Agreement. If as of 5:00 P.M., New York City time, on any Remittance Date, the Master Servicer shall not have made the P&I Advance required to have been made pursuant to Section 4.05 of this Servicing Agreement, the Indenture Trustee shall immediately notify the Fiscal Agent by telephone (and promptly confirm such notice in writing transmitted via telecopier), and the Indenture Trustee shall no later than 1:00 P.M., New York City time, on the related Payment Date, deposit into the Payment Account in immediately available funds an amount equal to any required P&I Advances not made by the Master Servicer. If the Indenture Trustee fails to make any P&I Advance required to be made under Section 4.05 of this Servicing Agreement by the time required to do so, the Fiscal Agent shall make such P&I Advance not later than 2:00 P.M. New York City time, on such Payment Date. The making of such Advance by the Fiscal Agent will cure any default of the Indenture Trustee caused by the Indenture Trustee's failure to make such Advance. The making of such Advance by the Indenture Trustee or the Fiscal Agent shall not cure any default caused by the Master Servicer's failure to make such Advance. Notwithstanding anything in this Section 7.02 to the contrary, neither the Indenture Trustee nor the Fiscal Agent shall be required to make Non recoverable Advances.

                  The Indenture Trustee shall deposit all funds it receives from the Master Servicer as a P&I Advance pursuant to this Section 7.02 into the Payment Account.

                  (c) The Master Servicer shall notify the Indenture Trustee and the Fiscal Agent in writing promptly upon, and in any event within one (1) Business Day after, becoming aware that it will be unable to make any Property Protection Advance (other than a Nonrecoverable Advance) required to be made pursuant to the terms of this Servicing Agreement, and in connection therewith, shall set forth in such notice the amount of such Property Protection Advance, the Person to whom it should be paid, and the circumstances and purpose of such Property Protection Advance, and shall set forth therein information and instructions for the payment of such Property Protection Advance, and, on the date specified in such notice for the payment of such Property Protection Advance, or, if the date for payment has passed or if no such date is specified, then within five (5) Business Days following its receipt of such notice, the Indenture Trustee shall pay the amount of such Property Protection Advance in accordance with such information and instructions. If the Indenture Trustee fails to make any Property Protection Advance required to be made under this
Section 7.02(c), the Fiscal Agent, shall make such Advance on the same day the Indenture Trustee was required to make such Property Protection Advance. The making of such Advance by the Fiscal Agent shall cure any default of the Indenture Trustee caused by the Indenture Trustee's failure to make such Advance. The making of such Advance by the Indenture Trustee or the Fiscal Agent shall not cure any default caused by the Master Servicer's failure to make such Advance.

                  (d) Notwithstanding anything herein to the contrary, the Indenture Trustee and the Fiscal Agent shall not be required to make a Nonrecoverable Advance, and shall not be required to make a P&I Advance with respect to a Balloon Payment. The Indenture Trustee (or the Fiscal Agent, as applicable) shall be entitled to interest on any Advance made with respect to a Mortgage Loan. Such interest shall accrue at the Advance Rate from the date on which such Advance was made to and including any Business Day on which the Indenture Trustee or Fiscal Agent is reimbursed for such Advance pursuant to this Agreement. Notwithstanding any other provisions contained herein to the contrary, the Fiscal Agent and then the Indenture Trustee shall be reimbursed for any Advances, together with interest thereon at the Advance Rate, prior to the reimbursement of the Servicers for Advances.

                  Section 7.03              The Fiscal Agent.

                  (a) The Indenture Trustee hereby appoints the Fiscal Agent as the initial fiscal agent hereunder for the purposes of exercising and performing the obligations and duties imposed upon the Fiscal Agent hereunder. The Fiscal Agent undertakes only to make Advances as specifically set forth hereunder.

                  (b) No provision of this Servicing Agreement shall be construed to relieve the Fiscal Agent from liability for its own negligence, bad faith, willful misfeasance or for a breach of a representation or warranty contained herein; provided, however, that (i) the duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of this Servicing Agreement, the Fiscal Agent shall not be liable except for the performance of such duties and obligations, no implied covenants or obligations shall be read into this Servicing Agreement against the Fiscal Agent and, in the absence of bad faith on the part of the Fiscal Agent, the Fiscal Agent may conclusively rely, as to the truth and correctness of the statements or conclusions expressed therein, upon any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Fiscal Agent by the Mortgage Loan Seller, the Issuer, the Depositor, the Owner Trustee, the Master Servicer, the Special Servicer or the Indenture Trustee and which on their face do not contradict the requirements of this Servicing Agreement, and (ii) the Fiscal Agent shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers, unless it shall be proved that the Fiscal Agent was negligent in ascertaining the pertinent facts.

                  (c) The Fiscal Agent hereby represents and warrants to the Issuer, the Master Servicer and the Special Servicer and for the benefit of the Bondholders, as of the Closing Date, that:

                     (i) The Fiscal Agent is a foreign banking corporation, duly organized, validly existing and in good standing under the Laws governing its creation;

                     (ii) The execution and delivery of this Indenture and the Servicing Agreement by the Fiscal Agent, and the performance and compliance with the terms of the Indenture or the Servicing Agreement by the Fiscal Agent, will not violate the Fiscal Agent's charter and by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or which is applicable to it or any of its assets;

                     (iii) The Fiscal Agent has the full power and authority to enter into and consummate all transactions contemplated by this Indenture and the Servicing Agreement, and has duly authorized the execution, delivery and performance of this Servicing Agreement and has duly executed and delivered this Servicing Agreement;

                     (iv) This Servicing Agreement, assuming due authorization, execution and delivery by each of the other parties hereto, constitute valid, legal and binding obligations of the Fiscal Agent, enforceable against the Fiscal Agent in accordance with the terms hereof and thereof, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other Laws affecting the enforcement of creditors' rights generally and the rights of creditors of foreign banking corporations specifically and (b) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at Law;

                     (v) The Fiscal Agent is not in violation of, and its execution and delivery of this Servicing Agreement and its performance and compliance with the terms of this Servicing Agreement will not constitute a violation of, any Law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local governmental or regulatory authority, which violation, in the Fiscal Agent's good faith and reasonable judgment, is likely to affect materially and adversely the ability of the Fiscal Agent to perform its obligations under this Servicing Agreement;

                     (vi) No litigation is pending or, to the best of the Fiscal Agent's knowledge, threatened against the Fiscal Agent which would prohibit the Fiscal Agent from entering into this Servicing Agreement, or, in the Fiscal Agent's good faith and reasonable judgment, is likely to materially and adversely affect the ability of the Fiscal Agent to perform its obligations under this Servicing Agreement; and

                     (vii) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Fiscal Agent, or compliance by the Fiscal Agent with, this Servicing Agreement or the consummation of the transactions, with respect to the Fiscal Agent, contemplated by this Servicing Agreement, except for any consent, approval, authorization or order which has not been obtained or cannot be obtained prior to the actual performance by the Fiscal Agent of its obligations under this Servicing Agreement, and which, if not obtained would not have a materially adverse effect on the ability of the Fiscal Agent to perform its obligations hereunder.


                                  ARTICLE VIII

                                   THE ISSUER

                  Section 8.01              Liability of the Issuer.

                  The Issuer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Issuer herein.

                  Section 8.02              Limitation  on  Liability  of  the
                                            Issuer and Others.

                  Neither the Issuer nor any of its directors, officers, trustees, managers, members, employees or agents shall be under any liability to the Bondholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Servicing Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Issuer or any such Person against any breach of warranties or representations made herein, or against any liability which would otherwise be imposed by reason of misfeasance, bad faith or gross negligence in the performance of duties. The Issuer and any director, officer, trustees, manager, member, employee or agent thereof may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. The Issuer shall not be under any obligation to appear in, prosecute or defend any legal claim or action unless such action is related to its respective duties under this Servicing Agreement and in its opinion does not involve it in any expense or liability.


                                   ARTICLE IX

                                    DEFAULT

                  Section 9.01              Events of Default.

                  "Servicer Event of Default", wherever used herein, means with respect to any Servicer any one of the following events:

                     (i) with respect to the Master Servicer, failure to deposit in the Collection Account when due or remit when due to the Indenture Trustee for deposit into the Payment Account any amount required to be deposited, advanced or remitted under the terms of this Servicing Agreement (whether or not the Indenture Trustee or the Fiscal Agent makes an Advance); with respect to the Special Servicer, failure to remit to the Master Servicer, as required hereunder, any amount required to be advanced or remitted under the terms of this Servicing Agreement within one (1) Business Day of the date required pursuant to the terms of this Servicing Agreement; in the event the Indenture Trustee or the Fiscal Agent makes a required Advance (which is not a Nonrecoverable Advance), such Servicer Event of Default shall occur immediately upon the making of such Advance by the Indenture Trustee or the Fiscal Agent; or

                     (ii) any failure on the part of such Servicer duly to observe or perform in any respect any other of the covenants or agreements on the part of such Servicer contained in this Servicing Agreement which materially and adversely affects the interests of the Bondholders and which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Issuer or the Indenture Trustee, or to such Servicer (with a copy to the Issuer, the Indenture Trustee, and the other Servicer) by the Holders of Bonds entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                     (iii) any breach of the representations and warranties contained in Section 2.03(b) which materially and adversely affects the interests of the Bondholders and which continues unremedied for a period of thirty (30) days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to such Servicer by the Issuer or the Indenture Trustee or to such Servicer (with a copy to the Issuer, the Indenture Trustee and the other Servicer) by the Holders of Bonds entitled to at least 25% of the Voting Rights of any Class affected thereby; or

                     (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar Law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against such Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days; or

                     (v) such Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, such Servicer of, or relating to, all or substantially all of the property of such Servicer; or

                     (vi) such Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                     (vii) if at any time such Servicer is not an "approved servicer" as determined by the Rating Agencies or any notice from DCR with respect to such Servicer that if such Servicer were to remain in such capacity, a qualification, withdrawal or downgrade of any rating on the Bonds would result.

                  In each and every such case, so long as a Servicer Event of Default shall not have been remedied, the Indenture Trustee may, and at the written direction of the Holders of Bonds entitled to at least 25% of all of the Voting Rights, the Indenture Trustee shall, by notice in writing to such Servicer, with a copy of such notice to the Issuer, subject to Section 13.09, terminate all of the rights and obligations of such Servicer as such Servicer under this Servicing Agreement and in and to the Mortgage Loans and the proceeds thereof. From and after the receipt by such Servicer of such written notice, all authority and power of such Servicer under this Servicing Agreement shall pass to and be vested in the Master Servicer (or, if such Servicer is the Master Servicer, the Indenture Trustee) pursuant to and under this Section, and, without limitation, the Master Servicer or the Indenture Trustee as the case may be, is hereby authorized and empowered to execute and deliver, on behalf of and at the expense of the such Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Each Servicer agrees promptly (and in any event no later than ten (10) Business Days subsequent to such notice) to provide the Indenture Trustee or another successor Servicer designated by the Indenture Trustee with all documents and records requested by it to enable it to assume such Servicer's functions hereunder, and to cooperate with the Indenture Trustee in effecting the termination of such Servicer's responsibilities and rights. Any cost or expenses, including costs and expenses incurred by the Indenture Trustee, in connection with any actions to be taken by a Servicer that is being terminated pursuant to this Section 9.01 shall be borne by the Servicer that is being terminated and to the extent not paid by the Servicer that is being terminated, such expense shall be borne by the Issuer and shall not be an expense of any successor Servicer. For purposes of this Section 9.01, the Indenture Trustee shall not be deemed to have knowledge of an Event of Default unless a Responsible Officer of the Indenture Trustee has actual knowledge thereof, or unless notice of any event which is in fact such an Event of Default is received by a Responsible Officer of the Indenture Trustee and such notice references the Bonds, the Issuer or this Servicing Agreement.

                  Section 9.02              Indenture    Trustee    to   Act;
                                            Appointment of Successor.

                  On and  after  the  time  a  Servicer  receives  a  notice  of termination pursuant to Section 9.01, the Master Servicer (or if such Servicer is the Master Servicer, the Indenture Trustee) shall be the successor in all respects to such Servicer under this Servicing Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on such Servicer by the terms and provisions hereof; provided, however, that the appointment of such successor Servicer shall not result in an Adverse Rating Event as confirmed in writing by the Rating Agencies; provided, further, that any failure to perform such duties or responsibilities caused by such terminated Servicer's failure to provide information or monies required by this Servicing Agreement shall not be considered a default by the successor Servicer hereunder. The successor Servicer shall not be liable for any of the representations and warranties of such terminated Servicer or for any losses incurred by such terminated Servicer hereunder nor shall the successor Servicer be required to purchase any Mortgage Loan hereunder. As compensation therefor, the successor Servicer shall be entitled to the same servicing fees and all funds relating to the Mortgage Loans which such terminated Servicer would have been entitled to if such terminated Servicer had continued to act hereunder. Notwithstanding the above, the successor Servicer may, if it shall be unwilling to so act, or shall, if it is unable to so act, or if the Holders of Bonds entitled to at least 25% of all of the Voting Rights so request in writing to the Indenture Trustee, provided no direction inconsistent with the following has been given to the Indenture Trustee during a sixty (60) day period following such request by Holders of Bonds representing at least 25% of the Voting Rights of such Bonds, shall promptly appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution with (a) a net worth at the time of such appointment of at least $15,000,000 and (b) whose appointment will not result in an Adverse Rating Event by any Rating Agency as confirmed in writing, to act as a successor to such Servicer pursuant to Section
13.09 of this Servicing Agreement. Pending appointment of a successor to such terminated Servicer hereunder, the Master Servicer or the Indenture Trustee, as applicable, shall act in such capacity as herein above provided. The Indenture Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the applicable Servicer under this Servicing Agreement.

                  Section 9.03              Notification to Bondholders.

                  (a) Upon any such termination pursuant to Section 9.01 above, any appointment of a successor to the Master Servicer pursuant to Section 9.02, or any appointment of a successor Special Servicer pursuant to Section 13.09, the Indenture Trustee shall give prompt written notice thereof to Bondholders and each Rating Agency at their respective addresses appearing in the Bond Register.

                  (b) Not later than five (5) Business Days after a Responsible Officer of the Indenture Trustee becomes aware of any event which constitutes or, with notice or lapse of time or both, would constitute a Servicer Event of Default, the Indenture Trustee shall transmit by mail to the Issuer and all Bondholders notice of such occurrence, unless such default shall have been cured or waived.

                  Section 9.04              Waiver  of   Servicer   Events  of
                                            Default.

                  The Holders representing at least 66-2/3% of the Voting Rights (exclusive of any Bonds owned by either the Servicer or an Affiliate thereof) evidenced by all Classes of Bonds affected by any Servicer Event of Default hereunder may waive such Servicer Event of Default; provided, however, that a Servicer Event of Default under clause (i) or clause (vii) of Section 9.01 may be waived only by all of the Bondholders. Upon any such waiver of a Servicer Event of Default, and payment to the Indenture Trustee of all costs and expenses the Indenture Trustee incurred in connection with such Servicer Event of Default prior to such waiver, such Servicer Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder, except that no Servicer Event of Default under Section 9.01(i) and (vii) shall be deemed so waived or cured unless and until the Indenture Trustee and the Fiscal Agent has been reimbursed in full for all Advances, together with interest thereon at the Advance Rate, which it may have made hereunder. The Indenture Trustee shall be entitled to reimbursement from the Issuer for any costs and expenses incurred by the Indenture Trustee or successor Servicer in connection with assuming the duties of a Servicer following the occurrence of a Servicer Event of Default if following the termination of such Servicer pursuant to this Servicing Agreement, the Bondholders elect to waive such Servicer Event of Default and reinstate the terminated Servicer. No such waiver shall extend to any subsequent or other Servicer Event of Default or impair any right consequent thereon except to the extent expressly so waived. Notwithstanding any other provisions of this Servicing Agreement, for purposes of waiving any Servicer Event of Default pursuant to this Section 9.04, Bonds registered in the name of the Issuer or any Affiliate of the Issuer shall be entitled to Voting Rights with respect to the matters described above.

                  Section 9.05 Additional Remedies of Indenture Trustee Upon a Servicer Event of Default.

                  During the continuance of any Servicer Event of Default, so long as such Servicer Event of Default shall not have been remedied, the Indenture Trustee, in addition to the rights specified in Sections 9.01 and 9.02, shall have the right, in its own name and as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Bondholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Servicing Agreement, no remedy provided for by this Servicing Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Servicer Event of Default.


                                   ARTICLE X

                                    RESERVED


                                   ARTICLE XI

                  MONITORING BONDHOLDER; DIRECTING BONDHOLDER

                  Section 11.01             Monitoring    Bondholders    and
                                            Directing Bondholder.

                  (a) Each Monitoring Bondholder is hereby deemed to have agreed by virtue of its purchase of a Bond to provide its name and address to the Indenture Trustee and to notify the Indenture Trustee of the transfer of any Bond of a Monitoring Class, the selection of a Directing Bondholder or the resignation or removal thereof. The Directing Bondholder is hereby deemed to have agreed by virtue of its purchase of a Bond to notify the Indenture Trustee when such Bondholder is appointed Directing Bondholder and when it is removed or resigns. Notwithstanding any other provisions contained herein, the Indenture Trustee shall be required to give any notice, direction or information with respect to any Monitoring Bondholder or Directing Bondholder only to the extent a Responsible Officer of the Indenture Trustee received the relevant information, as set forth in this Section 11.01(a).

                  (b) Within thirty (30) days of the Closing Date, the Indenture Trustee shall notify the Monitoring Bondholders that they may select a Directing Bondholder for purposes of Sections 6.03 and 6.11 of this Servicing Agreement. Such notice shall set forth the process established by the Indenture Trustee in order to select a Directing Bondholder; provided, that, absent written notice by such holder to the contrary, the holder of more than 50% of the Bonds held by the Monitoring Bondholders shall be deemed to be the Directing Bondholder and the Indenture Trustee may conclusively rely thereon.

                  (c) A "Monitoring Class" as of any time of determination shall be the Class or Classes of Bonds which are the most subordinate Bonds Outstanding with an aggregate Bond Principal Amount equal to at least 20% of the initial Bond Principal Amount of such Class of Bonds (which Bond Principal Amount will be reduced for this purpose by the amount of any Realized Losses or Appraisal Reduction Amounts notionally allocated to such Class, if applicable).

                  (d) Once a Directing Bondholder has been selected pursuant to clause (b) above, each of the Servicer, the Issuer, the Indenture Trustee and each other Bondholder (or Bond Owner, if applicable) shall be entitled to rely on such selection unless a majority of the Monitoring Bondholders, by Bond Balance, or such Directing Bondholder shall have notified the Indenture Trustee and each other Monitoring Bondholder, in writing, of the resignation of such Directing Bondholder or the selection of a new Directing Bondholder. Upon the resignation of a Directing Bondholder, the Indenture Trustee shall request the Monitoring Bondholders to select a new Directing Bondholder.

                  (e) Within two (2) Business Days (or as soon thereafter as practicable if Monitoring Bonds are held as Book-Entry Bonds) of receiving a request from the Special Servicer pursuant to Section 6.03(a) the Indenture Trustee shall deliver to the Special Servicer and the Master Servicer a list of each Monitoring Bondholder and the Directing Bondholder including names and addresses. In addition to the foregoing, within two (2) Business Days of receiving notice of the selection of a new Directing Bondholder or the existence of a new Monitoring Bondholder, the Indenture Trustee shall notify the Special Servicer.

                  (f) If at any time a Book-Entry Bond belongs to a Monitoring Class, the Indenture Trustee shall notify the related Bondholders (through the Depository, unless the Indenture Trustee shall have been previously provided with the name and address of the related Bond Owner) of such event and shall request that it be informed of any change in the identity of the related Bond Owner from time to time.

                  (g) Until it receives notice to the contrary each of the Servicers and the Indenture Trustee shall be entitled to rely on the most recent notification with respect to the identity of the Monitoring Bondholders and the Directing Bondholder.

                  Section 11.02             Powers of Attorney.

                  The Indenture Trustee shall execute and deliver any powers of attorney prepared and delivered to it by each Servicer pursuant to Sections 4.01(b) and 6.03(b). Each Servicer hereby agrees to indemnify and hold harmless the Indenture Trustee for all liabilities, costs and expenses incurred by the Indenture Trustee in connection with the negligent or willful misuse of any such power of attorney by such Servicer.


                                  ARTICLE XII

                                  TERMINATION

                  Section 12.01 Termination Upon Liquidation of All Mortgage Loans.

                  (a) The respective obligations and responsibilities under this Servicing Agreement of the Issuer, the Master Servicer, the Special Servicer, the Indenture Trustee and the Fiscal Agent shall terminate upon the earlier of
(i) payment to the Indenture Trustee of all amounts held by or on behalf of the Master Servicer or Special Servicer and required hereunder to be so paid on the first Remittance Date following the end of the calendar month in which occurs the final payment or other liquidation of the last Mortgage Loan or REO Property subject hereto and (ii) satisfaction and discharge of the Indenture and receipt by each of the Fiscal Agent, the Indenture Trustee, the Master Servicer and the Special Servicer of all amounts then payable or reimbursable thereto hereunder.

                  (b) Subject to the receipt thereby of all amounts then payable or reimbursable thereto hereunder, each of the Master Servicer and the Special Servicer acknowledges and agrees that, upon the satisfaction and discharge of the Indenture as described in clause (ii) above, it shall promptly (and in any event no later than ten (10) Business Days) following its receipt of notice of such satisfaction and discharge from the Indenture Trustee provide the Issuer with all documents and records in its possession and shall cooperate with the Issuer or its designee in effecting the termination of the Master Servicer's or Special Servicer's, as the case may be, responsibilities and rights with respect to the Mortgage Loans, including, without limitation, the transfer within three
(3) Business Days to the Issuer of all cash amounts which shall at the time be or should have been credited by the Master Servicer to the Collection Account or by the Special Servicer to the REO Account or the Collection Account or thereafter be received by or on behalf of it with respect to any Mortgage Loan or REO Property. Any costs or expenses in connection with any actions to be taken by the Master Servicer or Special Servicer pursuant to this paragraph shall be borne by the Master Servicer or Special Servicer, as the case may be.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

                  Section 13.01             Amendment.

                  (a) This Servicing Agreement may be amended from time to time by the Issuer, the Master Servicer, the Special Servicer, the Indenture Trustee, and the Fiscal Agent without the consent of any of the Bondholders:

                     (i)  to cure any ambiguity;

                     (ii) to correct, modify, supplement or add any provisions herein which may be inconsistent with any other provisions herein;

                     (iii) to make any other provisions with respect to matters or questions arising hereunder which shall not be inconsistent with the provisions hereof, or

                     (iv) to comply with any requirements imposed by the Code; provided that such amendment will not (as evidenced by an Opinion of Counsel to such effect) adversely affect in any material respect the interests of any holder of Bonds;

provided that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, adversely affect in any material respect the interests of any Bondholder.

                  (b) This Servicing Agreement may also be amended from time to time by the Issuer, the Master Servicer, the Special Servicer, the Indenture Trustee and the Fiscal Agent with the consent of the Holders of Bonds affected thereby entitled to more than 50% of the Voting Rights for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Servicing Agreement or of modifying in any manner the rights of the Holders of Bonds; provided, however, that no such amendment shall

                     (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Bond without the consent of the Holder of such Bond;

                     (ii) adversely affect in any material respect the interests of the Holders of any Class of Bonds in a manner other than as described in (i) without the consent of the Holders of all Bonds of such Class;

                     (iii) reduce the aforesaid percentages of Bonds the Holders of which are required to consent to any such amendment without the consent of the Holders of all Bonds then outstanding including any such Bonds owned by any Affiliate of the Issuer.

                  Notwithstanding any other provision of this Servicing Agreement, for purposes of the giving or withholding of consents pursuant to this Section 13.01, Bonds registered in the name of the Issuer, the Depositor, the Master Servicer, the Special Servicer or any Affiliate of the Issuer, the Depositor, the Master Servicer or the Special Servicer shall not be entitled to Voting Rights with respect to matters described in clauses (i) and (ii) of this paragraph affecting such Bonds.

                  (c) Promptly after the execution of any such amendment, the Indenture Trustee shall furnish a statement describing the amendment to each Bondholder and each Underwriter and a copy of such amendment to each Rating Agency.

                  (d) It shall not be necessary for the consent of Bondholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Bondholders shall be subject to such reasonable regulations as the Indenture Trustee may prescribe.

                  (e) The Indenture Trustee and the Fiscal Agent may but shall not be obligated to enter into any amendment pursuant to this Section that affects its rights, duties and immunities under this Servicing Agreement or otherwise.

                  (f) The cost of any Opinion of Counsel to be delivered pursuant to Section 13.01(a) or (g) shall be borne by the Person seeking the related amendment.

                  (g) Prior to the execution of any amendment to this Servicing Agreement, the Issuer, the Master Servicer, the Special Servicer, the Indenture Trustee and the Fiscal Agent shall be entitled to receive and rely upon an Opinion of Counsel, at the expense of the party requesting such amendment, stating that the execution of such amendment is authorized or permitted by this Servicing Agreement.

                  Section 13.02             Recordation   of  the   Servicing
                                            Agreement; Counterparts.

                  (a) To the extent permitted by applicable Law, this Servicing Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the expense of the Issuer on direction by the Indenture Trustee, but only upon direction accompanied by an Opinion of Counsel obtained at the expense of the Issuer to the effect that such recordation materially and beneficially affects the interests of the Bondholders; provided, however, that the Indenture Trustee shall have no obligation or responsibility to determine whether any such recordation of this Servicing Agreement is required.

                  (b) For the purpose of facilitating the recordation of this Servicing Agreement as herein provided and for other purposes, this Servicing Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                  Section 13.03             Governing Law.

                  This Servicing Agreement shall be construed in accordance with the substantive Laws of the State of New York (without regard to conflicts of law principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such Laws.

                  Section 13.04             Notices.

                  Any communications provided for or permitted hereunder shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given if (a) personally delivered, (b) mailed by registered mail, postage prepaid, return receipt requested, and received by the addressee,
(c) sent by express courier delivery  service and received by the addressee,  or
(d) transmitted by telex, telecopy, e-mail or telegraph and confirmed by a writing delivered by means of (a), (b) or (c), to:

                  (i)      in the case of the Issuer:

                           ICCMAC Multifamily and Commercial Trust 1999-1 c/o Wilmington Trust Company, Owner Trustee Rodney Square North 1100 North Market Street Wilmington, Delaware 19890 Attention: Corporate Trust Administration Telephone No.: (302) 651-1000 Telecopy No.: (302)
                           651-8882;

                  (ii)     in  the  case  of the  Master  Servicer  and  Special
                           Servicer:

                           Banc One Mortgage Capital Markets, LLC,
                           TX1-2495, 1717 Main Street, Suite 1400
                           Dallas, Texas 75201
                           Attention:  Edgar L. Smith, II
                           Telephone No.: (214) 290-5178
                           Telecopy No.:  (214) 290-4480;

                           with a copy to:

                           Banc One Mortgage Capital Markets, LLC
                           1717 Main Street, Suite 1200
                           Dallas, Texas 75201
                           Attention:  Paul G.  Smyth
                           Telephone No.: (214) 290-2505
                           Telecopy No.:  (214) 290-4293;

                  (iii) in the case of the Indenture Trustee:

                           LaSalle National Bank
                           135 South LaSalle Street, Suite 1625
                           Chicago, Illinois 60674
                           Attention: Asset-Backed Securities Trust Services Group,
                           Collateralized Mortgage Bonds, ICCMAC Multifamily and Commercial Trust, 1999-1,
                           Telephone No.: (312) 904-7830
                           Telecopy No.:  (312) 904-2084;

                  (iv)     in the case of the Fiscal Agent:

                           ABN AMRO Bank N.V., c/o LaSalle National Bank 135 South LaSalle Street, Suite 1625 Chicago, Illinois 60674
                           Attention: Asset-Backed Securities Trust Services Group,
                           Collateralized Mortgage Bonds, ICCMAC Multifamily and Commercial Trust, 1999-1,
                           Telephone No.: (312) 904-7830
                           Telecopy No.:  (312) 904-2084;

                  (v)      in the case of the Mortgage Loan Seller:

                           Imperial Credit Commercial Mortgage Investment Corp. 11601 Wilshire Boulevard, Suite 2080
                           Los Angeles, California 90025
                           Attention:  Norbert Seifert, Esq.
                           Telephone No.: (310) 791-8035
                           Telecopy No.:  (310) 791-5935;

                  (vi)     in the case of the Rating Agencies:

                           Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc.
                           26 Broadway, 10th Floor
                           New York, New York 10004-1064
                           Attention: Commercial Mortgage Surveillance Group Telephone No.: (212) 208-8509
                           Telecopy No.:  (212) 208-0053;

                           and concurrently to:

                           Duff & Phelps Credit Rating Co.
                           55 E. Monroe,
                           Chicago, Illinois  60603
                           Attention:  CMBS Monitoring
                           Telephone No.:  (312) 368-3100
                           Telecopy No.:  (312) 263-2852;

                  (vii)    in the case of J.P. Morgan Securities Inc.:

                           J.P. Morgan Securities Inc.
                           60 Wall Street
                           New York, New York 10260
                           Attention: Clive Bull
                           Telephone No.:  (212) 648-9496
                           Telecopy No.:  (212) 648-5138

or as to each such Person, such other address as may hereafter be furnished by such Person to the parties hereto in writing. Any communication required or permitted to be delivered to a Bondholder shall be sent to the address of such Holder as shown in the Bond Register.

                  Section 13.05             Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Servicing Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Servicing Agreement and shall in no way affect the validity or enforceability of the other provisions of this Servicing Agreement or of the Bonds or the rights of the Holders thereof.

                  Section 13.06             Successors and Assigns.

                  The provisions of this Servicing Agreement shall be binding upon and inure to the benefit of and be enforceable by each Servicer, the Indenture Trustee, the Fiscal Agent and the respective successors and assigns thereof and shall inure to the benefit of the Bondholders.

                  Section 13.07             [RESERVED]

                  Section 13.08             Notices and  Information  to Rating
                                            Agencies.

                  (a) The Indenture Trustee shall use its best efforts promptly to provide notice to the Rating Agencies with respect to each of the following of which it has actual knowledge:

                     (i) any material change or amendment to this Servicing Agreement;

                     (ii) the occurrence of any Servicer Event of Default;

                     (iii) the resignation or termination of the Master Servicer or the Special Servicer;

                     (iv) the repurchase of Mortgage Loans pursuant to Section 2.02;

                     (v)  the final payment to any Class of Bondholders; and

                     (vi) any change in the location of the Payment Account.

                  (b) The Master Servicer shall use its best efforts promptly to provide notice to the Rating Agencies with respect to any determination by the Master Servicer that an Advance with respect to a Mortgage Loan constitutes (or would, if made, constitute) a Nonrecoverable Advance under this Servicing Agreement.

                  (c) The Master Servicer shall make available on its website or promptly furnish to the Rating Agencies copies of the following:

                     (i)  each  of  its  annual   statements  as  to  compliance
         described in Section 3.07;

                     (ii) each of its annual independent public accountants' servicing reports described in Section 3.08;

                     (iii) the most current rent rolls and financial statements available from time to time with respect to any Mortgaged Property or any Mortgagor;

                     (iv) each report and statement pursuant to Section 4.08;

                     (v) other  information  the Rating  Agencies may reasonably
         request   consistent  with  the  Master  Servicer's   servicing  duties
         hereunder;

                     (vi) notice of the resignation or termination of the Indenture Trustee or the Fiscal Agent; and

                     (vii) the reports described in Section 4.09.

                  (d) All parties shall provide such information as each Rating Agency may reasonably require, from time to time, through an electronic medium and format reasonably acceptable to, and reasonably requested by, each Rating Agency.

                  Section 13.09             Successor to a Servicer.

                  (a) Upon the termination of any Servicer's responsibilities and duties pursuant to Section 3.11 or Section 9.01 hereof, the Indenture Trustee shall either (i) succeed (as of the date of such succession) to and assume all of such Servicer's responsibilities, rights, duties and obligations under this Servicing Agreement, or (ii) appoint a successor that shall succeed (as of the date of such succession) to all rights and assume all of the responsibilities and duties of such Servicer under this Servicing Agreement. In the event that any Servicer's duties and responsibilities under this Servicing Agreement are terminated pursuant to the aforementioned Sections, such Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof (if such dates are not the same) with the same degree of diligence and prudence that it is obligated to exercise under this Servicing Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor, or the other Servicer. The termination of a Servicer's responsibilities and duties under this Servicing Agreement pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 13.09 (or until the Indenture Trustee succeeds to and assumes all of such Servicer's responsibilities under this Servicing Agreement) and shall in no event relieve such Servicer of the covenants, representations and warranties made herein and the remedies available under this Servicing Agreement. The provisions of Section 3.10 hereof shall be applicable to each Servicer, to the extent of claims against the Servicer arising out of the Servicer's actions or failure to act prior to termination, notwithstanding any termination of such Servicer's responsibilities and duties under this Servicing Agreement or the termination of this Servicing Agreement. A successor Servicer shall not, by reason of its appointment or assumption of the duties and responsibilities of another Servicer, assume any of the liabilities of such Servicer.

                  (b) Any successor appointed as provided herein shall execute, acknowledge and deliver to the Indenture Trustee and each Servicer, an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Servicer it is succeeding, with like effect as if originally named as a party to this Servicing Agreement. Any resignation or termination of a Servicer pursuant to Section 3.11 or Section 9.01 hereof shall not affect any rights or claims that any Servicer may have with respect to or against the Issuer or another Servicer, in any case arising prior to any such termination or resignation. The appointment of a successor Servicer shall not be effective until the Indenture Trustee shall have received written confirmation from each Rating Agency that such appointment will not result in an Adverse Rating Event.

                  (c) Upon its termination or resignation, the terminated or resigning Servicer shall immediately deliver to the successor the funds in any account maintained by such Servicer pursuant to this Servicing Agreement (net of all unpaid Servicing Fees payable to it, and, in the case of the Master Servicer, unreimbursed Advances advanced by it and interest on such Advances at the Advance Rate and, in the case of the Special Servicer, any additional fees it is entitled to pursuant to Section 6.12), any Mortgage Loan Documents in such Servicer's possession and related documents and statements held by it hereunder and such Servicer shall account for all funds. Such Servicer shall execute and deliver such instruments and do all such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of such Servicer. The successor shall promptly make arrangements to reimburse such Servicer for amounts such Servicer actually expended, unreimbursed Advances with interest at the Advance Rate and amounts owed to such Servicer in respect of unpaid Servicing Fees and additional servicing compensation pursuant to this Servicing Agreement that would otherwise have been recovered by such Servicer pursuant to this Servicing Agreement but for the appointment of the successor servicer, net of any amounts owed by such Servicer hereunder.

                  Section 13.10             Limitation of Liability.

                  It is expressly understood and agreed by the parties hereto that (i) this Servicing Agreement is executed and delivered by Wilmington Trust Company, not individually and personally but solely in its capacity as Owner Trustee of ICCMAC Multifamily and Commercial Trust 1999-1, in the exercise of the powers and authority conferred and vested in it (ii) each of the representations, warranties, covenants, agreements, undertaking and obligations herein made is made and intended not as personal representations, warranties, covenants, agreements, undertakings and obligations of Wilmington Trust Company but is made and intended for the purpose of binding only the Issuer, and (iii) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under any of the parties hereto and (iv) under no circumstances shall Wilmington Trust Company be personally liable for payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaking by the Issuer under this Servicing Agreement or any related document.

                  Section 13.11             Article and Section Headings.

                  The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

                  Section 13.12             Copies    of     Documents    to
                                            Representative.

                  For as long as any of the Class A-1, Class A-2, Class S, Class A-3, Class B or Class C Bonds is Outstanding, the Issuer shall deliver or cause to be delivered to J.P. Morgan Securities Inc. (i) copies of each amendment to any Operative Agreement, (ii) copies of all reports or other communications (financial or other) furnished to the holders of such Classes of Bonds, and copies of all reports or other communications (financial or other) furnished to or filed with the Commission, any governmental or regulatory authority or any national securities exchange, and (iii) from time to time such information concerning the Issuer, the Depositor or the Mortgage Loan Seller as J.P. Morgan Securities Inc. may reasonably request.

                  Section 13.13             Third Party Beneficiary.

                  The Mortgage Loan Seller is a third party beneficiary to this Servicing Agreement in respect of its rights to receive Prepayment Premiums collected on the Mortgage Loans, and may enforce the provisions hereof as if it were a party hereto.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties to this Servicing Agreement have caused their names to be signed hereto by their respective officers thereunto duly authorized, in each case as of the day and year first above written.


                                 ICCMAC MULTIFAMILY AND
                                 COMMERCIAL TRUST 1999-1, as Issuer


                                 By:  WILMINGTON TRUST COMPANY,
                                 not in its individual capacity, but solely as Owner Trustee


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                 BANC ONE MORTGAGE CAPITAL
                                 MARKETS, LLC, a Delaware limited liability company, as Master Servicer and Special Servicer


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                 LASALLE NATIONAL BANK, a national
                                 banking association, as Indenture Trustee


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                 ABN AMRO BANK N.V. a Netherlands
                                 banking corporation, as Fiscal Agent for the Indenture Trustee


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

                  On the ____ day of March , 1999 before me, a notary public in and for said State, personally appeared ____________________ known to me to be a __________ of Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as trustee for ICCMAC Multifamily and Commercial Trust 1999-1 a Delaware business trust, that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such _________________ executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         ---------------------------------------
                                                       Notary Public

[Notarial Seal]

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

                  On the ____ day of March , 1999 before me, a notary public in and for said State, personally appeared ____________________ known to me to be a __________ of Banc One Mortgage Capital Markets, LLC, a Delaware limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said Delaware limited liability company, and acknowledged to me that such _________________ executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         ---------------------------------------
                                                       Notary Public

[Notarial Seal]

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

                  On the ____ day of March , 1999 before me, a notary public in and for said State, personally appeared ____________________ known to me to be a __________ of LaSalle National Bank, a National banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such _________________ executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written. Notary Public

                                         ---------------------------------------
                                                       Notary Public

[Notarial Seal]

STATE OF                            )
                                    ) ss.:
COUNTY OF                           )

                  On the ____ day of March , 1999 before me, a notary  public in and for said State, personally appeared ____________________ known to me to be a __________ of ABN AMRO BANK N.V. a Netherlands banking corporation that executed the within instrument, and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such _________________ executed the within instrument.

                  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                         ---------------------------------------
                                                       Notary Public

[Notarial Seal]

                                     ANNEX 1

                                  DEFINED TERMS

          "Accepted Master Servicing Practices": The procedures that the Master Servicer shall follow in the servicing and administration of the Mortgage Loans, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans that are held for other portfolios and are similar to the Mortgage Loans and
(ii) the standard of care, skill, prudence and diligence with which the Master Servicer services and administers mortgage loans for its own portfolio and are similar to the Mortgage Loans, in either case, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage loan servicers, but without regard to:

          (i) any relationship that the Master Servicer or any Affiliate of the Master Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to the Servicing Agreement;

          (ii) the Master Servicer's obligations to make Advances with respect to the Mortgage Loans;

          (iii)the adequacy of the Master Servicer's compensation for its services under the Servicing Agreement or with respect to any particular transaction;

          (iv) the ownership, servicing or management for others by the Master Servicer of any other mortgage loans or property; or

          (v) the ownership by the Master Servicer of any Bonds or other securities.

          To the extent consistent with the foregoing and subject to the express limitations set forth in the Servicing Agreement, the procedures followed by the Master Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Loans.

          "Accepted Special Servicing Practices": The procedures that the Special Servicer shall follow in the servicing, administration and disposition of Specially Serviced Mortgage Loans and the related Mortgaged Properties or REO Properties, consistent with the higher of (i) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property that are held for other portfolios and are similar to the Mortgage Loans, Mortgaged Properties and REO Properties and (ii) the standard of care, skill, prudence and diligence with which the Special Servicer services, administers and disposes of distressed mortgage loans and related real property that are held for its own portfolio and are similar to the Mortgage Loans, Mortgaged Properties and REO Properties, giving due consideration to customary and usual standards of practice of prudent institutional multifamily and commercial mortgage lenders, loan servicers and asset managers, but without regard to:

          (i) any relationship that the Special Servicer or any Affiliate of the Special Servicer may have with any Mortgagor or any Affiliate of any Mortgagor or any other party to the Servicing Agreement;

          (ii) the adequacy of the Special Servicer's compensation for its services under the Servicing Agreement or with respect to any particular transaction;

          (iii)the ownership, servicing or management for others by the Special Servicer of any other mortgage loans or property; or

          (iv) the ownership by the Special Servicer of any Bonds or other securities.

            To the extent consistent with the foregoing and subject to the express limitations set forth in the Servicing Agreement, the procedures followed by the Special Servicer shall seek to maximize the net present value of recoveries on the Specially Serviced Mortgage Loans.

            "Account": Any account or fund, including any Pledged Account established under the Indenture.

            "Accountants": A person engaged in the practice of accounting who (except when the Indenture requires an Independent Accountant) may be employed by or Affiliated with the Issuer or an Affiliate of the Issuer.

            "Accrued Bond Interest": In respect of any Class of Bonds (other than the Class S, Class H and Class X Bonds) and any Payment Date, the amount of interest accrued in the applicable Interest Accrual Period at the applicable Bond Interest Rate on the aggregate Bond Principal Amount of such Class of Bonds Outstanding immediately prior to the related Payment Date, calculated on (i) the basis of the actual number of days elapsed in the applicable Interest Accrual Period and a 360-day year with respect to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds, and (ii) a 360-day year consisting of twelve 30-day months with respect to the Class F and Class G Bonds.

            "Act": Any instrument or instruments (and the action embodied therein and evidenced thereby) of the Bondholders signing such instrument or instruments. As used in this definition, "instrument" refers to any request, demand, authorization, direction, notice, consent, waiver or other action provided by the Indenture to be given or taken by Bondholders embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of the Indenture and (subject to Section 6.01 of the Indenture) conclusive in favor of the Indenture Trustee and the Issuer if made in the manner described in Section 14.03 of the Indenture.

            "Actual Knowledge": With respect to the Owner Trustee or Holding Trustee, any Responsible Officer of the Owner Trustee or Holding Trustee, as applicable, within the Corporate Trust Administration office of such trustee responsible for administering the Trust or the Holding Trust, respectively, who has actual knowledge of an action taken or an action not taken that would be material to the operation of either the Trust or the Holding Trust. Actions taken or actions not taken of which such trustee should have had knowledge, or are deemed to have had constructive knowledge, do not meet this definition of Actual Knowledge.

            "Additional Expense": Any costs, expenses and liabilities (exclusive of Administrative Expenses and Servicing Expenses) that are required to be borne by the Issuer and not otherwise in respect of the Trust Estate in accordance with applicable Law, Section 7.2(c) of the Deposit Trust Agreement, or the terms of the Indenture (including any federal, state and local taxes.

            "Additional Fee Rate": With respect to any Payment Date, a rate per annum equal to the sum of the Owner Trustee Calculation Fee Rate and the Administration Calculation Fee Rate.

            "Adjustable Rate Mortgage Loan": A Mortgage Loan as to which the related Mortgage Note provides for periodic adjustments to the Mortgage Interest Rate thereon based on changes in the related Index.

            "Administration Agreement": The Administration Agreement, dated as of February 1, 1999, between the Administrator and the Issuer, a copy of which is attached to the Indenture as Exhibit G, and any amendments or supplements thereto.

            "Administration Calculation Fee Rate:" With respect to any Payment Date, the rate per annum represented by a fraction, (i) the numerator of which is $6,000 and (ii) the denominator of which is Stated Principal Balance of the Mortgage Loans as of the first day of the immediately preceding calendar month.

            "Administration   Fee":  A  monthly  fee  of  $500  payable  to  the
Administrator on each Payment Date commencing in March 2000.

            "Administrative Expenses": The fees and expenses of the Indenture Trustee and the Fiscal Agent payable thereto pursuant to Section 6.07 of the Indenture, the fees of the Owner Trustee payable thereto pursuant to Section 7.1 of the Deposit Trust Agreement, and the Administration Fee payable to the Administrator pursuant to the Administration Agreement and any other costs, expenses and liabilities (exclusive of Servicing Expenses) that are required to be borne by the Issuer in respect of the Trust Estate in accordance with applicable opinions of and advice from Counsel required to be obtained in connection with the Indenture Trustee's performance of its duties under the Indenture (including the cost of such opinions and advice).

            "Administrator": Imperial Credit Commercial Asset Management Corp., a California corporation, having its principal offices at 11601 Wilshire Boulevard, Suite 2080, Los Angeles, California 90025, or its successor in interest.

            "Advance":  A P&I Advance or a Property Protection Advance.

            "Advance Rate": An annual rate equal to the Prime Rate in effect from time to time.

            "Adverse Rating Event": With respect to any Class of Rated Bonds, as of any date of determination, a downgrade, withdrawal or qualification, if applicable, of the rating then assigned to such Class by any Rating Agency.

            "Affiliate": With respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or other beneficial interest, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing.

            "Agent": A person authorized by or appointed by the Issuer to perform duties with respect to the Bonds, specified in a writing signed by such Agent and the Issuer and acknowledged by the Indenture Trustee, or by such Agent and the Indenture Trustee and acknowledged by the Issuer, including any Paying Agent. As used in the Deposit Trust Agreement and the Holding Trust Agreement, a person authorized or appointed by the Owner Trustee or the Holding Trustee, respectively, to perform duties with respect to the Ownership Certificates or the Holding Trust Certificates, respectively, specified in a writing signed by such Agent and the Owner Trustee or Holding Trustee, as applicable.

            "Appraisal Reduction Amount": For any Payment Date and for any Mortgage Loan as to which any Appraisal Reduction Event has occurred, an amount equal to the excess of (a) the outstanding Stated Principal Balance of such Mortgage Loan as of the last day of the related Collection Period over (b) the excess of (i) 90% of the sum of the appraised values of the related Mortgaged Properties as determined by an MAI Appraisal over (ii) the sum of (A) to the extent not previously advanced by the Master Servicer, the Indenture Trustee or the Fiscal Agent, all unpaid interest on such Mortgage Loan at a per annum rate equal to the Mortgage Interest Rate, (B) all unreimbursed Advances and interest thereon at the Advance Rate in respect of such Mortgage Loan and (C) all currently due and unpaid real estate taxes and assessments and insurance premiums and all other amounts, including, if applicable, ground rents, due and unpaid under the Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance).

            With respect to each Mortgage Loan as to which an Appraisal Reduction Event has occurred and which has become a Corrected Mortgage Loan and has remained current for twelve consecutive Monthly Payments (for such purposes taking into account any amendment or modification of such Mortgage Loan), and with respect to which no other Appraisal Reduction Event has occurred and is continuing, such Mortgage Loan shall no longer be subject to any appraisal reduction.

            "Appraisal Reduction Event": With respect to any Mortgage Loan, the earliest occurrence of any of the following events: (i) the third anniversary of the date on which an extension of the Loan Maturity Date of such Mortgage Loan became effective as a result of a modification of such Mortgage Loan by the Special Servicer, which extension does not change the amount of Monthly Payments on the Mortgage Loan, (ii) 60 days after an uncured delinquency occurs in respect of such Mortgage Loan, (iii) the date on which a reduction in the amount of Monthly Payments on such Mortgage Loan, or a change in any other material economic term of the Mortgage Loan, becomes effective as a result of a modification of such Mortgage Loan by the Special Servicer, (iv) 60 days after a receiver has been appointed with respect to the related Mortgagor, (v) immediately after the related Mortgagor declares bankruptcy, (vi) 60 days after an involuntary petition of bankruptcy is filed with respect to the related Mortgagor, if such petition is not dismissed prior to the expiration of such period; and (vii) immediately after a related Mortgaged Property becomes an REO Property.

            "ASAP System": The "automatic statements accessed by phone" system maintained by the Indenture Trustee and used by the Bondholders to obtain certain reports and information about the Bonds.

            "Asset Strategy Report": Any report prepared pursuant to Section 6.03(c) of the Servicing Agreement.

            "Assignment  of Leases and  Rents":  With  respect to any  Mortgaged
Property, any assignment of leases, rents and profits or similar agreement executed by the Mortgagor, assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property, in the form which was duly executed, acknowledged and delivered, as amended, modified, renewed or extended through the Cut-Off Date and from time to time thereafter.

            "Assignment of Mortgage": An assignment of a Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the Laws of the jurisdiction wherein the related Mortgaged Property is located to effect the transfer of the Mortgage to the Issuer, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by Law.

            "Assumed Monthly Payment": The amount deemed due in respect of any Balloon Mortgage Loan that is delinquent in respect of its Balloon Payment beyond the first Determination Date that follows its original Loan Maturity Date. The Assumed Monthly Payment deemed due on any such Mortgage Loan on its original Loan Maturity Date and on each successive Due Date that it remains or is deemed to remain outstanding shall equal the Monthly Payment that would be due in respect thereof on such date if the related Balloon Payment had not come due but rather such Mortgage Loan had continued to amortize in accordance with such Mortgage Loan's amortization schedule in effect on such date of determination.

            "Authenticating Agent": As defined in Section 2.04(c) of the Indenture.

            "Authorized Officer": With respect to the Owner Trustee, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of authorized officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter); with respect to the Indenture Trustee or the Fiscal Agent, a Responsible Officer; and, with respect to any other Person, the Chairman, President, any Senior Vice President, any Vice President or any Assistant Vice President, and the Treasurer, an Assistant Treasurer, the Controller, an Assistant Controller, the Secretary or an Assistant Secretary (provided that, when any provision hereof requires signatures of two Authorized Officers of any such other Person, at least one of such Authorized Officers shall be the Chairman, President or any Vice President).

            "Available Interest Payment Amount": With respect to any Payment Date, an amount equal to the excess of (i) the Available Payment Amount for such Payment Date, over (ii) the Principal Payment Amount for such Payment Date.

            "Available Payment Amount": With respect to any Payment Date, the amount on deposit in the Payment Account as of 11:00 a.m., New York City time, on such Payment Date, exclusive of any portion thereof that may be withdrawn from the Payment Account pursuant to any of clauses (ii) and (iii) of Section 8.01(b) of the Indenture.

            "Balloon Mortgage Loan": Any Mortgage Loan that by its original terms or by virtue of any modification provides for an amortization schedule extending beyond its Loan Maturity Date.

            "Balloon Payment": With respect to any Balloon Mortgage Loan as of any date of determination, the amount outstanding on the Loan Maturity Date of such Mortgage Loan in excess of the portion of the related Monthly Payment which is allocable to principal.

            "Bank": As used in the Deposit Trust Agreement or the Holding Trust Agreement, Wilmington Trust Company, a Delaware banking corporation, in its individual capacity, not as Owner Trustee or Holding Trustee, as the case may be.

            "Bankruptcy Code": The federal Bankruptcy Code (Title 11 of the United States Code), as amended from time to time.

            "Bond": Any Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D, Class X, Class E, Class F, Class G or Class H Bond.

            "Bond Balance": With respect to any Bond, as of any date of determination, the then Outstanding Bond Principal Amount of such Bond equal to the product of (a) the Percentage Interest evidenced by such Bond, multiplied by
(b) the then aggregate Bond Principal Amount of the Class of Bonds to which such Bond belongs.

            "Bond Interest Rate": With respect to any Payment Date, the per annum rate of interest for each Class of Bonds (except for the Class S, Class X, Class F, Class G and Class H Bonds) equal to the lesser of (a) the applicable Bond LIBOR Rate and (b) the Weighted Average Remittance Rate for such Payment Date. The Bond Interest Rate with respect to any Payment Date for the Class F and Class G Bonds is, with respect to each such Class, a per annum rate equal to 6.00%. The Class S, Class X and Class H Bonds do not have Bond Interest Rates.

            "Bond LIBOR Rate": With respect to any Payment Date, the per annum rate equal to One-Month LIBOR plus the related Margin, but in no event greater than the Maximum Offered Bond Rate.

            "Bond Owner": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Depository or on the books of a Depository Participant or on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent.

            "Bond Principal Amount": With respect to any Class of Bonds (i) on or prior to the first Payment Date, an amount equal to the aggregate initial Bond Principal Amount of such Class and (ii) as of any date of determination after the first Payment Date, the Bond Principal Amount of such Class of Bonds on the Payment Date immediately prior to such date of determination, less actual payments of principal thereon (and in the case of the Class S and Class X Bonds, less payments of Distributable Amounts, Shortfall Amounts (excluding any interest payments thereon), and Early Termination Amounts) on such prior Payment Date. Realized Losses will not be allocated to reduce Bond Principal Amounts. The initial Bond Principal Amounts are as follows:

                  Class A-1...........   $100,000,000
                  Class A-2...........     94,831,000
                  Class S.............     12,150,000
                  Class A-3...........     17,447,000
                  Class B.............     11,631,000
                  Class C.............     14,539,000
                  Class D.............     13,085,000
                  Class X.............      2,700,000
                  Class E.............      4,361,000
                  Class F.............      8,723,000
                  Class G.............      5,815,000
                  Class H.............      7,269,000

The initial Bond Principal Amount for the Class S Bonds is equal to the aggregate of the Class S Scheduled Payments. The initial Bond Principal Amount of the Class X Bonds is equal to the aggregate of the Class X Scheduled
Payments. Upon payment in full of an Early Termination Amount, the Bond Principal Amount of the Class S or Class X Bonds, as the case may be, will be reduced to zero.

            "Bond Redemption Amount": An amount equal to the sum of (i) with respect to each Class of Bonds Outstanding (other than the Class S and Class X Bonds), the sum of (A) the unpaid Bond Principal Amount thereof, (B) accrued and unpaid interest at the applicable Bond Interest Rate through the Redemption Date, and (C) any unpaid LIBOR Deficiency Amount, together with interest on such unpaid LIBOR Deficiency Amount (to the extent permitted by applicable Law) at the applicable Bond Interest Rate; (ii) with respect to the Class S Bonds Outstanding, the sum of (A) to the extent not paid on prior Payment Dates, any unpaid Class S Shortfalls, together with interest on such unpaid Class S Shortfalls (to the extent permitted by applicable Law) at the Class S Rate and
(B) the Class S Early Termination Amount; (iii) with respect to the Class X Bonds Outstanding, the sum of (A) to the extent not paid on prior Payment Dates, any unpaid Class X Shortfalls, together with interest on such unpaid Class X Shortfalls (to the extent permitted by applicable Law) at the Class X Rate and
(B) the Class X Early Termination Amount; and (iv) all unreimbursed Advances with interest thereon at the Advance Rate, unpaid Master Servicer Fees, Special Servicer Fees, Indenture Trustee Fees, Owner Trustee Fees and Administration Fees and any unpaid expenses of the Issuer.

            "Bond Register": The meaning specified in Section 2.05 of the Indenture.

            "Bond Registrar": The meaning specified in Section 2.05 of the Indenture.

            "Bondholder": The Person in whose name a Bond is registered on the Bond Register.

            "Book-Entry Bonds": Bonds for which the Indenture provides that ownership and transfers of beneficial ownership interests in such Bonds shall be made through book entries by the Depository, as described in Section 2.12 of the Indenture; provided, however, that after the occurrence of a condition whereupon book-entry registration is no longer permitted, Definitive Bonds shall be issued to the Bond Owners of such Bonds and such Bonds shall no longer be "Book-Entry Bonds."

            "Business Day": Any day other than a Saturday, a Sunday or a day on which banking and savings and loan institutions in the states of California, Delaware, Texas, New York or Illinois are authorized or obligated by Law or executive order to remain closed.

            "Business Trust Statute": The Delaware Business Trust Act, Chapter 38, Title 12 of the Delaware Code, 12 Delaware Code, ss. 3801 et.
seq., as the same may be amended from time to time.

            "Certificate Percentage Interest": With respect to any Ownership Certificate or Holding Trust Certificate, the portion of the total outstanding Ownership Certificates or Holding Trust Certificates, as applicable, evidenced by such Ownership Certificate or Holding Trust
Certificate, as applicable, expressed as a percentage.

            "Certificate Voting Rights": The portion of the voting rights of all of the Ownership Certificates or Holding Trust Certificates, as applicable, allocated to any Ownership Certificate or Holding Trust Certificate, as applicable, as of the date of determination. Certificate Voting Rights shall be allocated among the Ownership Certificates or Holding Trust Certificates, as applicable, pro rata based upon the Certificate Percentage Interest of each Ownership Certificate or Holding Trust Certificate, as applicable.

            "Certificate of Trust": The certificate of trust filed prior to the Closing Date by the Owner Trustee, with respect to the Trust, or the Holding Trustee, with respect to the Holding Trust, as applicable, in the office of the Secretary of State of the State of Delaware, as required by the Business Trust Statute.

            "Class": All Bonds having the same alphabetical and/or numerical class designation and otherwise having the same characteristics (except for the denomination of such Bond).

            "Class A-1 Bond": Any of the Bonds with a "Class A-1" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-1 attached to the Indenture.

            "Class A-2 Bond": Any of the Bonds with a "Class A-2" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-2 attached to the Indenture.

            "Class A-3 Bond": Any of the Bonds with a "Class A-3" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-4 attached to the Indenture.

            "Class B Bond": Any of the Bonds with a "Class B" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-5 attached to the Indenture.

            "Class C Bond": Any of the Bonds with a "Class C" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-6 attached to the Indenture.

            "Class D Bond": Any of the Bonds with a "Class D" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-7 attached to the Indenture.

            "Class E Bond": Any of the Bonds with a "Class E" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-9 attached to the Indenture.

            "Class Exemption": A class exemption granted by the DOL, which provides relief from some or all of the prohibited transaction provisions of
Section 406 of ERISA and Section 4975 of the Code and the related excise tax provisions of Section 4975 of the Code.

            "Class F Bond": Any of the Bonds with a "Class F" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-10 attached to the Indenture.

            "Class G Bond": Any of the Bonds with a "Class G" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-11 attached to the Indenture.

            "Class H Bond": Any of the Bonds with a "Class H" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-12 attached to the Indenture.

            "Class S Bond:" Any of the Bonds with a "Class S" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-3 attached to the Indenture.

            "Class S Distributable Amount": On each Payment Date, an amount equal to the lesser of (i) the Class S Scheduled Payment for such Payment Date, and (ii) the excess of (A) the Available Interest Payment Amount for such Payment Date, over (B) the aggregate Accrued Bond Interest payable to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds on such Payment Date.

            "Class S Early Termination Amount": As of any date of determination, the present value of the Class S Scheduled Payments remaining as of such date of determination, calculated using a discount rate equal to the Class S Rate.

            "Class S Rate":  An interest rate per annum equal to 7.29%.

            "Class S Scheduled Payment": With respect to each Payment Date, the scheduled payment amount set forth in Exhibit H to the Indenture corresponding to such Payment Date.

            "Class S Shortfall": On any Payment Date, the sum of (i) the amount, if any, by which the Class S Scheduled Payment for such Payment Date exceeds the Class S Distributable Amount for such Payment Date and (ii) the amount of any unpaid Class S Shortfalls on the immediately preceding Payment Date.

            "Class X Bond": Any of the Bonds with a "Class X" designation on the face thereof, executed by the Issuer and authenticated by the Indenture Trustee substantially in the form of Exhibit A-8 attached to the Indenture.

            "Class X Distributable Amount": On any Payment Date, an amount equal to the lesser of (i) the Class X Scheduled Payment and (ii) the excess of (A) the Available Interest Payment Amount for such Payment Date over (B) the sum of
(1) the aggregate Accrued Bond Interest payable to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F and Class G Bonds on such Payment Date and (2) the Class S Distributable Amount and Class S Shortfall payable to the Class S Bonds on such Payment Date.

            "Class X Early Termination Amount": As of any date of determination, the present value of the Class X Scheduled Payments remaining as of such date of determination, calculated using a discount rate equal to the Class X Rate.

            "Class X Rate":  An interest rate per annum equal to 9.0%.

            "Class X Scheduled Payment": With respect to each Payment Date, the scheduled payment amount set forth in Exhibit I to the Indenture corresponding to such Payment Date.

            "Class X Shortfall": On any Payment Date, the sum of (i) the amount, if any, by which the Class X Scheduled Payment for such Payment Date exceeds the Class X Distributable Amount for such Payment Date and (ii) the amount of any unpaid Class X Shortfalls on the immediately preceding Payment Date.

            "Closing Date":  March 10, 1999.

            "Code": The Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder including proposed regulations, to the extent that by reason of their effective date they could apply to the Bonds.

            "Collateral": The Trust Estate securing the Bonds. An "item" of Collateral refers to a specific item of Mortgage Collateral or other asset, which is Granted to the Indenture Trustee under the Indenture.

            "Collateralized Mortgage Bonds": The Series 1999-1 Bonds issued by the Issuer pursuant to the Indenture and secured by the Collateral.

            "Collection Account": The trust account or accounts created and maintained by the Master Servicer pursuant to Section 4.02 of the Servicing Agreement which shall be entitled "Banc One Mortgage Capital Markets, LLC, in trust for LaSalle National Bank, as Indenture Trustee, in trust for Holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1, Collection Account" and which must be an Eligible Account.

            "Collection Period": With respect to any Payment Date, the period commencing immediately following the Determination Date in the month immediately preceding the month in which such Payment Date occurs (or, in the case of the initial Collection Period, commencing immediately following the Cut-Off Date) and ending on and including the Determination Date in the month in which such Payment Date occurs.

            "Commission":   The  Securities  and  Exchange  Commission,  or  any
successor thereto.

            "Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of the related Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation of such Mortgaged Property, held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of such Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Corporate Trust Office": The principal corporate trust office of the Indenture Trustee at which at any particular time its corporate trust business with respect to the Indenture shall be administered, which is currently located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674,
Attention: Asset Backed Securities Trust Services Group--ICCMAC 1999-1.

            "Corrected Mortgage Loan": Any Specially Serviced Mortgage Loan that has become current and remained current for three consecutive Monthly Payments (for such purposes taking into account any modification or amendment of such Mortgage Loan) and (provided that no additional Servicing Transfer Event is foreseeable in the reasonable judgment of the Special Servicer) the Special Servicer has returned servicing of such Mortgage Loan to the Master Servicer pursuant to Section 6.02 of the Servicing Agreement.

            "CSSA Standard Information Package": The report in the format of the Commercial Secondary Market and Securitization Association Standard information package, as in effect from time to time.

            "Custodian": A Person who is at any time appointed by the Indenture Trustee pursuant to Section 6.14 of the Indenture as a document custodian.

            "Cut-Off Date":  February 1, 1999.

            "Cut-Off Date Balance": With respect to any Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the Cut-Off Date, net of the principal portion of all unpaid Monthly Payments due on or before such date, excluding, with respect to each Mortgage Loan, the right to receive Prepayment Premiums, which Prepayment Premiums shall remain property of the Mortgage Loan Seller.

            "DCR": Duff & Phelps Credit Rating Co., and its successors in interest.

            "Defaulted Mortgage Loan": Any Mortgage Loan which is more than 60 days delinquent in whole or in part in respect of any Monthly Payment, or is more than 30 days delinquent in whole or in part in respect of the related Balloon Payment, if any; provided that for purposes of this definition, no Monthly Payment (other than a Balloon Payment) shall be deemed delinquent if less than five dollars ($5.00) of all amounts due and payable on such Mortgage Loan has not been received as of the most recent Due Date therefor.

            "Deficient Valuation": With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the related Mortgaged Property in an amount less than the then Stated Principal Balance of such Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation results from a proceeding initiated under the Bankruptcy Code with respect to the related Mortgagor or a state court deficiency proceeding.

            "Definitive Bond": As defined in Section 2.12(a) of the Indenture.

            "Deposit Trust Agreement": The Deposit Trust Agreement, dated as of February 1, 1999, between the Depositor and the Owner Trustee, pursuant to which the Issuer was created, and any amendments or supplements thereto.

            "Depositor": Imperial Credit Commercial Mortgage Acceptance Corp., a California corporation, and its successors in interest.

            "Depository": The Depository Trust Company and any successor thereto appointed by the Issuer as a Depository; provided that the Depository shall at all times be a "clearing corporation" as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act; and provided, further, that no entity shall be a successor Depository unless Bonds held through such entity or its nominees are treated for U.S. Federal income tax purposes as being in "registered form" within the meaning of Section 163(f) of the Code.

            "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

            "Depository Representation Letter": The Letter of Representations dated March 10, 1999 among the Issuer, the Indenture Trustee and initial Depository in connection with the issuance of the Class A-1, Class A-2, Class S, Class A-3, Class B and Class C Bonds.

            "Determination Date": With respect to any Payment Date, the 17th day of the month in which such Payment Date occurs, or, if such 17th day is not a Business Day, the immediately preceding Business Day.

            "Directing Bondholder": The Monitoring Bondholder selected by a majority of the Monitoring Bondholders, by Bond Balance, as certified to the Indenture Trustee by the Bondholders or Bond Owners, as the case may be, from time to time; provided, that, absent such selection, or (i) until a Directing Bondholder is so selected, or (ii) upon receipt of notice from a majority of the Monitoring Bondholders, by Bond Balance, that a Directing Bondholder is no longer so designated, the Monitoring Bondholder(s) which owns the largest aggregate Bond Balance of one or more Monitoring Classes shall be the Directing Bondholder.

            "Directly Operate": With respect to any REO Property, the furnishing or rendering of services to the tenants thereof, that are not customarily provided to tenants in connection with the rental of space "for occupancy only" within the meaning of Treasury Regulations Section 1.512(b)-1(c)(5), the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the use of such REO Property in a trade or business conducted by the Issuer or the performance of any construction work on the REO Property (other than the completion of a building or improvement, where more than 10% of the construction of such building or improvement was completed before default became imminent), other than through an Independent Contractor; provided, however, that the Issuer (or the Special Servicer on behalf of the Issuer) shall not be considered to Directly Operate an REO Property solely because the Issuer (or the Special Servicer on behalf of the Issuer) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance or makes decisions as to repairs or capital expenditures with respect to such REO Property or takes other actions consistent with Treasury Regulations Section 1.856-4(b)(5)(ii).

            "Diskette": Any one of the computer diskettes attached to the inside back cover of the Prospectus Supplement, each of which contains information about each of the Mortgage Loans.

            "Disposition Fee": A fee payable to the Special Servicer as additional compensation equal to 1.0% of the net proceeds of the sale or liquidation ( in whole or in part) of any Specially Serviced Mortgage Loan or REO Property that is sold or transferred or otherwise liquidated by the Special Servicer pursuant to Section 6.12 of the Servicing Agreement.

            "Distributable Amount": Any Class S Distributable Amount or Class X Distributable Amount, as applicable.

            "Document Defect": As defined in Section 2.02(a) of the Servicing Agreement.

            "DOL": The United States Department of Labor, or any successor in interest.

            "DOL Regulations": The regulations promulgated at 29 C.F.R. ss. 2510.3-101.

            "Dollar" or "$": A dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public or private debts.

            "Due Date": With respect to any Mortgage Loan, the day of the month set forth in the related Mortgage Note on which each Monthly Payment thereon is scheduled to be due.

            "Early Termination Amount": Any Class S Early Termination Amount or Class X Early Termination Amount, as applicable.

            "Eligible Account": Either (i) (A) an account or accounts maintained with either a federal or state chartered depository institution or trust company the long-term unsecured debt obligations (or short-term unsecured debt obligations if the account holds funds for less than 30 days) or commercial paper of which are rated by each of the Rating Agencies in its highest rating category at all times (or short-term unsecured debt obligations if the account holds funds for less than 30 days) of which are rated at least "AA-" or the equivalent by each Rating Agency or, if applicable, the short-term rating equivalent thereof, which is at least "D-1" by DCR and "A-1" by Standard & Poor's and DCR, or (B) as to which the Master Servicer or the Indenture Trustee, as applicable, has received written confirmation from each of the Rating Agencies that holding funds in such account would not in and of itself, result in an Adverse Rating Event, or (ii) a segregated trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity which, in the case of a state chartered depository institution or trust company is subject to regulations substantially similar to 12 C.F.R. ss. 9.10(b), having in either case a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, or (iii) any other account that, as evidenced by a written confirmation from each Rating Agency, would not, in and of itself, result in an Adverse Rating Event, which may be an account maintained with the Indenture Trustee or the Master Servicer; provided, however, that accounts held at Banc One Texas, N.A. (or any successor in interest), and any other bank authorized under the applicable Loan Documents (solely with respect to the related Mortgage Loan), shall be Eligible Accounts for so long as there is no downgrade, withdrawal or qualification of the long-term or short-term unsecured debt rating of such institutions from their ratings as of the Closing Date (or, with respect to any successor in interest of Banc One Texas, N.A., for so long as there is no downgrade, withdrawal or qualification of the long-term or short-term unsecured debt rating of such successor in interest, provided that such successor in interest had a rating equal to or better than the rating of Banc One Texas, N.A. as of the Closing Date at the time such bank became a successor in interest).

            "Eligible Trustee": A bank (within the meaning of Section 2(a)(5) of the Investment Company Act) that meets the requirements of Section 26(a)(1) of the Investment Company Act, that is not an Affiliate of the Depositor, the Issuer or the Mortgage Loan Seller or an Affiliate of any Person involved in the organization or operation of the Depositor, the Issuer or the Mortgage Loan Seller, that is organized and doing business under the Laws of any state or the United States of America, that is authorized under such Laws to exercise corporate trust powers and to accept the trust conferred under the Deposit Trust Agreement or the Holding Trust Agreement, as the case may be, that has a combined capital and surplus and undivided profits of at least $100,000,000 and that is subject to supervision or examination by federal or state authority and that has a long-term unsecured debt rating from each Rating Agency of "A" or better. If such bank publishes reports of condition at least annually, pursuant to Law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this definition the combined capital, surplus and undivided profits of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

          "Environmental Laws": Any present or future federal, state or local Law, statute, regulation or ordinance, and any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, Hazardous Materials or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended:

          (i)  the  Comprehensive   Environmental  Response,   Compensation  and
               Liability  Act of 1980,  42  U.S.C.  ss.ss.  9601-9657;

          (ii) the Resource Conservation and Recovery Act of 1976, 42 U.S.C. ss.ss. 6901-6991;

          (iii)the Toxic  Substance  Control  Act, 15 U.S.C.  ss.ss.  2601-2629;

          (iv) the Water  Pollution  Control  Act (also known as the Clean Water
               Act),  33 U.S.C.  ss.  1251 et seq.;

          (v)  the  Clean  Air Act,  42 U.S.C.  ss.  7401 et seq.;  and

          (vi) the Hazardous Materials Transportation Act, 49 U.S.C.ss. 1801 et seq.

            "Environmental Site Assessment": In respect of any Mortgaged Property, one or more reports regarding the environmental condition of such Mortgaged Property prepared in connection with the origination of the related Mortgage Loan or otherwise addressed to the Mortgage Loan Seller and its successors and assigns. Such reports include, but are not limited to, Phase I Environmental Reports and a review of a compilation of databases, made available by several regulatory agencies and conducted by a private service with respect to an area within a certain radius surrounding the related Mortgaged Property.

            "ERISA": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

            "Excess Condemnation Proceeds": With respect to each Mortgage Loan, all awards or settlements in respect of the related Mortgaged Property, whether permanent or temporary, partial or entire, on account of the exercise of the power of eminent domain or condemnation with respect to such Mortgaged Property, other than any such awards or settlements held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of such Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Excess  Insurance  Proceeds":  With respect to each Mortgage  Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to Section 4.06 of the Servicing Agreement, title insurance policy or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, other than any proceeds to be held in an escrow account or a trust account, which shall be an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents and applicable Law, and applied or to be applied to the restoration or repair of such Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Exchange Act": The Securities Exchange Act of 1934, as amended, and
the  rules,   regulations  and  published   interpretations  of  the  Commission
promulgated thereunder from time to time.

            "Final Recovery Determination": A determination by the Special Servicer with respect to any Specially Serviced Mortgage Loan, as certified in writing by a Servicing Officer setting forth such determination and the procedures and considerations of the Special Servicer forming the basis of such determination, that there has been a recovery of all REO Proceeds, Liquidation Proceeds and other payments or recoveries that the Special Servicer, in its reasonable good faith judgment, expects to be ultimately recoverable.

            "Fiscal   Agent":   ABN  AMRO  Bank  N.V.,  a  Netherlands   banking
corporation and the corporate parent of the Indenture Trustee, and its successors in interest.

            "GAAP": Generally accepted accounting principles, as in effect in the United States.

            "Governmental Authority": Any government, or any commission, authority, board, agency, division, subdivision or any court or tribunal of the government, of the United States of America or of any state, territory, city, municipality, county or town thereof or of the District of Columbia, or of any foreign jurisdiction, including the employees or agents thereof.

            "Grant": To mortgage, pledge, bargain, sell, warrant, alienate, demise, convey, assign, transfer, create and grant a security interest in and right of setoff against, deposit, set over and confirm. A Grant of Collateral shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies and proceeds payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

            "Hazardous Materials": All materials subject to any Environmental Law, including, without limitation, materials listed in 49 C.F.R. ss. 172.010, materials defined as hazardous pursuant to ss. 101(14) of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, flammable, explosive or radioactive materials, hazardous or toxic wastes or substances, lead-based materials, petroleum or petroleum distillates or asbestos or material containing asbestos, polychlorinated biphenyls ("PCBs"), radon gas, urea formaldehyde and any substances classified as being "in inventory", "usable work in process" or similar classification that would, if classified as unusable, be included in the foregoing definition.

            "Highest Lawful Rate": As defined in Section 14.19 of the Indenture.

            "Holder":  A Bondholder.

            "Holding Trust": ICCMIC Commercial Holding Trust 1999-1, a Delaware business trust, and its successors in interest.

            "Holding Trust Agreement": The Holding Trust Agreement, dated as of February 1, 1999, between the Trustor and the Holding Trustee, pursuant to which the Holding Trust was created, and any amendments or supplements thereto.

            "Holding Trust Certificate": The certificate which represents 100% of the ownership interest of the Holding Trust, with a "Holding Trust Certificate" designation on the face thereof, executed and authenticated by the Holding Trustee and substantially similar in form to Exhibit A attached to the Holding Trust Agreement.

            "Holding Trustee": Wilmington Trust Company, a Delaware banking corporation, and its successors in interest, in its capacity as trustee under the Holding Trust Agreement.

            "Holding Trustee Fee": A fee of $4,000 per annum, payable each year on the Payment Date occurring in the month in which the anniversary of the Closing Date occurs, commencing in March 2000.

            "Holding Trustee's Agent": Any agent or attorney of the Holding Trustee appointed by the Holding Trustee to execute one or more of the trusts or powers under the Holding Trust Agreement.

            "Holding Trustee's Office": The principal corporate trust office of the Holding Trustee at which, at any particular time, its corporate trust business is administered, which office at the Closing Date is located at the address of the Holding Trustee set forth in Section 13.4 of the Holding Trust Agreement.

            "Indenture": The Indenture, dated as of February 1, 1999 between the Issuer, acting through the Owner Trustee and the Indenture Trustee and any amendment or supplement thereto.

            "Indenture Trustee": LaSalle National Bank, a national banking association, and its successors in interest, in its capacity as Indenture Trustee under the Indenture, or any successor trustee appointed as provided in the Indenture.

            "Indenture Trustee Fee": With respect to each Mortgage Loan and for any Payment Date, an amount equal to one-twelfth of the product of (a) the Indenture Trustee Fee Rate and (b) the Stated Principal Balance of each Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Indenture Trustee Fee Rate":  A fee rate of 0.008%.

            "Independent": When used with respect to any specified Person, any such Person who (i) is in fact independent of the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer and any and all Affiliates thereof, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer or any Affiliate thereof, and (iii) is not connected with the Issuer, the Depositor, the Mortgage Loan Seller, the Loan Originator, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Master Servicer, the Special Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

            "Independent Contractor": Either (i) any Person that would be an "independent contractor" with respect to the Issuer within the meaning of
Section 856(d)(3) of the Code, so long as the Issuer does not receive or derive any income from such Person and provided that the relationship between such Person and the Issuer is at arm's length, all within the meaning of Treasury Regulation Section 1.856-4(b)(5) (except that the Master Servicer or the Special Servicer shall not be considered to be an Independent Contractor under the definition in this clause (i) unless an Opinion of Counsel has been delivered to the Issuer to that effect) or (ii) any other Person (including the Master Servicer and the Special Servicer) upon receipt by the Issuer and the Special Servicer of an Opinion of Counsel, which shall be at no expense to the Issuer or the Special Servicer, to the effect that the taking of any action in respect of any REO Property by such Person, subject to any conditions therein specified, that is otherwise herein contemplated to be taken by an Independent Contractor will not cause such REO Property to cease to qualify as "foreclosure property" within the meaning of Section 856(e) of the Code or cause any income realized in respect of such REO Property to fail to qualify as Rents from Real Property.

            "Index": With respect to each Adjustable Rate Mortgage Loan and each Interest Rate Adjustment Date, the base index used to determine the new Mortgage Interest Rate in effect thereon as specified in the related Mortgage Note.

            "Institutional Accredited Investor": An "accredited investor" as defined in any of paragraphs (1), (2), (3) and (7) of Rule 501(a) under the Securities Act or any entity in which all of the equity owners come within such paragraphs.

            "Insurance Policy": With respect to any Mortgage Loan, any insurance policy required to be maintained under the Servicing Agreement or the related Mortgage Loan Documents.

            "Insurance Proceeds": With respect to each Mortgage Loan, proceeds of any primary hazard insurance policy required to be maintained pursuant to
Section 4.06 of the Servicing Agreement, or any other Insurance Policy covering such Mortgage Loan or the related Mortgaged Property, to be held in an escrow account or a trust account, which is an Eligible Account, pursuant to the terms of the related Mortgage Loan Documents, related to such Mortgage Loan and applied or to be applied to the restoration or repair of the related Mortgaged Property or required to be released to the related Mortgagor in accordance with the terms of the related Mortgage Loan Documents and applicable Law, or, to the extent not expressly provided therein, in accordance with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, and applicable Law.

            "Interest Accrual Period": With respect to any Payment Date and any Class of Bonds (other than the Class S, Class X, Class F, Class G and Class H Bonds), the period from the immediately preceding Payment Date (or with respect to the initial Payment Date, from the Closing Date) to and including the day immediately preceding the applicable Payment Date. The Interest Accrual Period for the Class F and Class G Bonds (and for the Class S and Class X Bonds with respect to Shortfall Amounts) on each Payment Date will be the calendar month preceding the month in which such Payment Date occurs. The Class S, Class X and Class H Bonds do not have Interest Accrual Periods and will not accrue interest (other than with respect to Class S Shortfalls and Class X Shortfalls, as applicable).

            "Interest Rate Adjustment Date": With respect to each Adjustable Rate Mortgage Loan, any date on which the related Mortgage Interest Rate is subject to adjustment pursuant to the related Mortgage Note.

            "Interested Person": As of any date of determination with respect to any Mortgage Loan, the Mortgagor, the Mortgage Loan Seller, the Loan Originator, the Issuer, the Indenture Trustee, the Fiscal Agent, the Owner Trustee, the Special Servicer, any Independent Contractor engaged by the Special Servicer, or the Master Servicer.

            "Investment Company Act": The Investment Company Act of 1940, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "IRS":  The Internal Revenue Service, or any successor thereto.

            "Issuer": ICCMAC Multifamily and Commercial Trust 1999-1, a Delaware business trust established pursuant to the Deposit Trust Agreement, and its successors in interest.

            "Issuer Default": Any occurrence which is, or with notice or the lapse of time or both would become, an Issuer Event of Default.

            "Issuer's Equity": The right of the Ownership Certificateholder or its designee to (i) receive all payments on and proceeds of the Collateral not otherwise allocable to pay interest, principal or other amounts due on the Bonds in accordance with their terms or expenses of the Trust Estate, and (ii) to have the remaining Collateral returned to it after the Indenture is satisfied and discharged.

            "Issuer Event of Default": As defined in Section 5.01 of the Indenture.

            "Issuer Request" or "Issuer Order": A written request or order signed in the name of the Issuer by an Authorized Officer of the Owner Trustee and delivered to the Indenture Trustee.

            "Law": Any judgment, order, decree, writ, injunction, award, statute, rule, regulation or requirement of any federal, state, local or other agency, commission, instrumentality, tribunal, governmental authority, arbitrator or court having or asserting jurisdiction over any particular Person, property or matter applicable to such particular Person, property or matter.

            "LIBOR": With respect to any Payment Date, the per annum rate for U.S. Dollar deposits determined in accordance with Section 1.03 of the Indenture.

            "LIBOR Business Day": Any day other than (i) Saturday or a Sunday or
(ii) a day on which banking institutions in the cities of Chicago, Illinois, New York, New York, or London, England are required or authorized by Law to be closed.

            "LIBOR Deficiency Amount": To the extent that the Bond Interest Rate on the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D or Class E Bonds for any Payment Date is determined to be the Weighted Average Remittance Rate, the excess with respect to such Payment Date of (i) the amount of interest that would have been payable on such Bonds at the Bond LIBOR Rate for such Class of Bonds and such Payment Date, over (ii) the amount of interest that is payable on such Class of Bonds at the Weighted Average Remittance Rate for such Payment Date.

            "LIBOR Rate Adjustment Date": As defined in Section 1.03 of the Indenture.

            "Liquidation Event": With respect to any Mortgage Loan or Specially Serviced Mortgage Loan, any of the following events: (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made with respect to such Mortgage Loan or Specially Serviced Mortgage Loan; (iii) such Mortgage Loan is repurchased by the Mortgage Loan Seller pursuant to Sections 2.05 or 3.01(d) of the Mortgage Loan Purchase Agreement; (iv) such Mortgage Loan is repurchased by the Loan Originator pursuant to Section 3 of the Warranty Agreement; (v) such Mortgage Loan is repurchased by the Ownership Certificateholder pursuant to
Section 11.01 of the Indenture; or (vi) such Specially Serviced Mortgage Loan is purchased (or sold to a third-party) by the Special Servicer pursuant to Section
6.05 of the Servicing Agreement.

            "Liquidation Proceeds": Cash (including any Excess Insurance Proceeds or Excess Condemnation Proceeds, but excluding REO Proceeds) received in connection with the liquidation of a Mortgage Loan or Specially Serviced Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise.

            "Loan Maturity Date": With respect to any Mortgage Loan as of any date of determination, the date on which the last payment of principal is due and payable under the related Mortgage Note.

            "Loan Originator": Southern Pacific Bank, a California banking corporation, and its successors in interest.

            "Loss Mortgage Loan": Any Mortgage Loan (i) as to which a Liquidation Event has occurred, (ii) with respect to which the Master Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, has determined that an Advance previously made or proposed to be made is a Nonrecoverable Advance, or
(iii) with respect to which a Deficient Valuation has been made or a portion of the principal balance thereof has been otherwise permanently forgiven, by modification or otherwise.

            "MAI Appraisal": Any appraisal prepared by an Independent member of the Appraisal Institute (who has five years' experience with property types comparable to the property type of the related Mortgaged Property and in the jurisdiction in which the related Mortgaged Property is located) required pursuant to Section 6.13 of the Servicing Agreement.

            "Margin": With respect to the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Bonds, the percentages set forth below:

                        Class         Margin
                        -----         ------
                        A-1           0.28%
                        A-2           0.42%
                        A-3           0.60%
                        B             0.88%
                        C             1.55%
                        D             2.00%
                        E             2.35%

            "Master Servicer": Banc One Mortgage Capital Markets, LLC, a Delaware limited liability company, and its successors in interest, or any successor servicer appointed as such as provided in the Servicing Agreement.

            "Master Servicing Duties": The duties and obligations of the Master Servicer under the Servicing Agreement.

            "Master Servicer Fee": With respect to each Mortgage Loan and for any Payment Date, an amount equal to one-twelfth of the product of (a) the Master Servicing Fee Rate and (b) the Stated Principal Balance of each Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months. The Master Servicer Fee includes the fee payable to the Primary Servicer.

            "Master Servicing Fee Rate":  A fee rate of 0.30%.

            "Maturity": With respect to any Bond, the date, if any, as of which the principal of and interest on such Bond (or in the case of the Class S and Class X Bonds, the final Class S Scheduled Payment and Class X Scheduled Payment, respectively, or the Class S Early Termination Amount and Class X Early Termination Amount, respectively) has become due and payable as provided in the Indenture, whether at the Stated Maturity Date, if any, by declaration of acceleration or otherwise.

            "Maximum Offered Bond Rate": With respect to any Offered Bond (other than the Class S Bonds), 14.00% per annum.

            "Monitoring Bondholder": Each Holder (or Bond Owner, if applicable) of a Bond of a Monitoring Class as certified to the Indenture Trustee from time to time by such Holder or Bond Owner.

            "Monitoring   Class":  As   defined  in  Section 11.01(c)  of  the
Servicing Agreement.

            "Monthly Payment": The amount due in respect of any Mortgage Loan on any related Due Date, equal to the amount of the monthly payment that is scheduled to be due in respect thereof on such date in accordance with the terms of such Mortgage Loan in effect on the Closing Date (including any adjustments made from time to time after the Closing Date to the Mortgage Interest Rate in accordance with such terms), and assuming that each prior Monthly Payment has been made in a timely manner.

            "Mortgage": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note, including the assignment of leases and rents related thereto.

            "Mortgage Collateral": As used with respect to the Bonds, the Pledged Mortgage Loans plus all payments thereon after the Cut-Off Date (excluding Prepayment Premiums collected on such Mortgage Loans), together with the related Mortgage Loan Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any Mortgage Loan but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date.

            "Mortgage Interest Rate": With respect to any Mortgage Loan, the annual rate at which interest accrues on such Mortgage Loan in accordance with the terms of the related Mortgage Note.

            "Mortgage Loan": Each of the mortgage loans which has been Granted as Collateral pursuant to the Indenture and accepted by the Indenture Trustee pursuant to Section 13.01 of the Indenture and from time to time held by the Indenture Trustee on behalf of the Bondholders, the Mortgage Loans so held pursuant to Section 13.01 of the Indenture being identified on the Mortgage Loan Schedule (including, any successor REO Mortgage Loan). As used in this definition, the term "mortgage loan" includes the related Mortgage Note, Mortgage and other security documents contained in the related Mortgage Loan File but does not include the right to any Prepayment Premiums remitted by a Mortgagor with respect to a Mortgage Loan, which Prepayment Premiums shall be the property of the Mortgage Loan Seller.

            "Mortgage Loan Documents": With respect to each Mortgage Loan, to the extent applicable, each document or instrument set forth in clauses
(i)-(viii) of the definition of Mortgage Loan File, any collateral assignments of property management agreements and other services agreements required by the applicable commitment and other loan documents and all assumption, modification, consolidation, substitution and extension agreements, any physical assessment report of the Mortgaged Property, all surveys, all insurance policies, any environmental site assessment of the Mortgaged Property, any lease subordination agreements and tenant estoppels, any borrower's counsel opinions and other agreements, if any, pertaining to such Mortgage Loan.

            "Mortgage Loan File": With respect to any Pledged Mortgage Loan, collectively, the following documents:

             (i) the original executed Mortgage Note (or, if accompanied by a "lost note" affidavit, a copy thereof), endorsed by the Mortgage Loan Seller or the prior holder of record, in blank or as follows: "Pay to the order of LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1, without recourse";

            (ii) an original of the Mortgage and of any intervening assignments thereof that precede the assignment referred to in clause (iv) of this definition, with evidence of recording indicated thereon (unless such document has not yet been returned from the applicable recording office, in which case a certified copy of such document as submitted for recording);

            (iii) an original of any related  Assignment of Leases and Rents (if such item is a document separate from the Mortgage) and of any intervening assignments thereof that precede the assignment referred to in clause (v) of this definition, with evidence of recording indicated thereon (unless such document has not yet been returned from the applicable recording office, in which case a certified copy of such document as submitted for recording);

             (iv) an original  Assignment of Mortgage,  executed by the Mortgage
                  Loan Seller or the prior holder of record, in blank or to the order of the Indenture Trustee, with the assignment to the Indenture Trustee in the following form: "LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1," in recordable form;

             (v) an original assignment of any related Assignment of Leases and Rents (if such item is a document separate from the Mortgage), executed by the Mortgage Loan Seller or the prior holder of record, in blank or to the order of the Indenture Trustee, with the assignment to the Indenture Trustee in the following form: "LaSalle National Bank, as indenture trustee for the registered holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1," in recordable form;

            (vi) originals or certified copies of all assumption, modification, consolidation, substitution and extension agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been modified or the Mortgage or Mortgage Note has been assumed;

            (vii) the  original  or a  copy  of the  policy  or  certificate  of lender's title insurance issued on the date of the origination of such Pledged Mortgage Loan, or, if such policy has not been issued, an irrevocable, binding commitment to issue such title insurance policy, or, with respect to each related Mortgage Loan for which the related Mortgaged Property is located in a jurisdiction which does not provide for a lender's title insurance policy, an attorney's opinion of title by an attorney licensed to practice Law in the jurisdiction where the related Mortgaged Property is located;

            (viii)either  (A)  the  originals  of  all  intervening  assignments
                  (other than the assignments set forth above), if any, including warehousing assignments, with evidence of recording thereon, (B) copies of such assignments certified by a title company, if any, or escrow company to be true and complete copies thereof where the originals have been transmitted for recording until such time as the originals are returned by the public recording office, or (C) copies of such assignments certified by the public recording offices where such assignments were recorded to be true and complete copies thereof in those instances where the public recording offices retain the original or where the original recorded assignments are lost; and

             (ix) any escrow, guarantee and environmental liability agreement.

provided, that whenever the term "Mortgage Loan File" is used to refer to documents actually received by the Indenture Trustee or by a Custodian on its behalf, such term shall not be deemed to include such documents required to be included therein unless they are actually so received, and with respect to any receipt or certification by the Indenture Trustee or the Custodian for documents described in clause (vi) of this definition, shall be deemed to include only such documents to the extent a Responsible Officer of the Indenture Trustee or Custodian has actual knowledge of their existence.

            "Mortgage Loan Purchase Agreement": The Mortgage Loan Purchase Agreement, dated as of February 1, 1999, between the Mortgage Loan Seller and the Depositor regarding the sale, transfer and assignment of the Mortgage Loans to the Depositor, a copy of which is attached to the Indenture as Exhibit F.

            "Mortgage Loan Schedule": The list of Mortgage Loans sold by the Mortgage Loan Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement which were simultaneously transferred to the Issuer pursuant to the Deposit Trust Agreement and pledged by the Issuer to the Indenture Trustee and granted as Collateral to secure the Bonds pursuant to the Indenture. Such list is attached to the Servicing Agreement as Exhibit A, to the Indenture as
Schedule I, and to the Mortgage Loan Purchase Agreement as Exhibit A.

            "Mortgage  Loan  Seller":   Imperial  Credit   Commercial   Mortgage
Investment Corp., a Maryland corporation, and its successors in interest.

            "Mortgage Note": The original executed note evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any rider, addendum or amendment thereto, or any renewal, substitution or replacement of such note.

            "Mortgaged Property": The underlying property (including any REO Property) that secures a Mortgage Loan, in each case consisting of a parcel or parcels of land improved by a commercial and/or multifamily building or facility, together with any personal property, fixtures, leases and other property or rights pertaining thereto.

            "Mortgagor": The obligor or obligors on a Mortgage Note, including without limitation, any Person that has acquired the related Mortgaged Property and assumed the obligations of the original obligor under the Mortgage Note.

            "New Lease": Any lease of an REO Property entered into at the direction of the Special Servicer on behalf of the Issuer, including any lease renewed, modified or extended on behalf of the Issuer, if the Issuer has the right to renegotiate the terms of such lease.

            "Nonrecoverable Advance": Any Advance previously made or proposed to be made by the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, in respect of a Mortgage Loan which together with interest thereon, in the reasonable good faith judgment of the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, will not, or, in the case of a proposed Advance, would not, together with interest at the Advance Rate thereon, be ultimately recoverable by the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, from net proceeds and collections received solely with respect to such Mortgage Loan or the related Mortgaged Property, including related Excess Insurance Proceeds, Liquidation Proceeds, REO Proceeds, Excess Condemnation Proceeds and escrowed amounts, which determination shall be set forth in a Nonrecoverable Advance Certificate filed with the Indenture Trustee. The Indenture Trustee and the Fiscal Agent may conclusively rely on the determination of nonrecoverability made by the Master Servicer or the Special Servicer.

            "Nonrecoverable Advance Certificate": A certificate signed by a Servicing Officer of the Master Servicer, or by a Responsible Officer of the Indenture Trustee or the Fiscal Agent, as applicable, setting forth the determination of a Nonrecoverable Advance and the procedures and considerations of the Master Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent, as applicable, forming the basis of such determination (including but not limited to copies of information such as related income and expense statements, any appraisals, rent rolls, occupancy status, property inspections, and other Servicer inquiries with respect to the value of the related Mortgaged Property).

            "Non-Registered Bond": Any Bond that has not been registered under the Securities Act. As of the Closing Date, the Non-Registered Bonds are the Class X, Class F, Class G and Class H Bonds.

            "Non-U.S.  Person":  A person other than a U.S.  Person.

            "Offered Bonds": Any Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D or Class E Bond.

            "Officer's Certificate": A certificate signed by any one Authorized Officer of the Person from whom said certificate is required or, in the case of an Officer's Certificate of the Issuer, a certificate signed by any Authorized Officer of the Owner Trustee, and, to the extent delivered to the Indenture Trustee, complying with the applicable requirements of Section 14.01 of the Indenture. Unless otherwise specified, any reference in the Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

            "One-Month LIBOR": With respect to any Payment Date, the applicable one-month LIBOR rate for one-month U.S. dollar deposits, determined as set forth in Section 1.03 of the Indenture.

            "Operative Agreements": The Indenture, the Servicing Agreement, the Primary Servicing Agreement, the Deposit Trust Agreement, the Holding Trust Agreement, the Administration Agreement, the Mortgage Loan Purchase Agreement and the Warranty Agreement.

            "Opinion of Counsel": A written opinion of counsel, who may, without limitation, be salaried counsel for the Issuer, the Depositor, the Mortgage Loan Seller, the Master Servicer, or Special Servicer (if required to be delivered under any of the Operative Agreements, then acceptable and delivered to the Indenture Trustee), except that any opinion of counsel relating to (i) federal income taxation matters, (ii) the resignation of the Master Servicer or the Special Servicer pursuant to Section 3.11 of the Servicing Agreement, or (iii) any actions or duties which cannot be undertaken or are no longer permitted under applicable Law, must be an opinion of counsel who is Independent.

            "Outstanding": Shall mean, as of any date of determination, all Bonds theretofore authenticated and delivered under the Indenture, except:

          (i) Bonds theretofore canceled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

          (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Indenture Trustee or any other Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee or any other Paying Agent, has been made; and

          (iii)Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to the Indenture, other than any such Bonds in respect of which there shall have been presented to the Bond Registrar proof satisfactory to it that such Bonds are held by a bona fide purchaser in whose hands such Bonds are valid obligations of the Issuer;

provided, however, that in determining whether the Holders of Bonds with the requisite aggregate Bond Principal Amount, or representing the requisite percentage of Voting Rights, have given any request, demand, authorization, vote, direction, notice, consent or waiver hereunder, except as otherwise expressly provided herein, Bonds owned by the Issuer, any other obligor on Bonds or the Depositor (each of the foregoing Persons, solely for purposes of this definition, an "Interested Person") or by any Affiliate of an Interested Person shall be disregarded and deemed not to be Outstanding (unless any such Person or Persons owns all the Bonds), except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Bond Registrar knows to be so owned shall be so disregarded, and also except that Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Bond Registrar in its sole discretion the pledgee's right to act with respect to such Bonds and that the pledgee is not an Interested Person or any Affiliate of an Interested Person.

            "Owner Trustee": Wilmington Trust Company, a Delaware banking corporation, or its successors in interest, in its capacity as trustee under the Deposit Trust Agreement.

            "Owner Trustee Calculation Fee Rate" With respect to any Payment Date, the rate per annum represented by a fraction, (i) the numerator of which is $4,000 and (ii) the denominator of which is Stated Principal Balance of the Mortgage Loans as of the first day of the immediately preceding calendar month.

            "Owner Trustee Fee": An annual fee of $4,000.00, payable monthly on each Payment Date, plus any additional fees and expenses payable to the Owner Trustee, as set forth in the written Fee and Indemnity Agreement among the Owner Trustee, the Mortgage Loan Seller and the Depositor.

            "Owner Trustee's Agent": Any agent or attorney of the Owner Trustee appointed by the Owner Trustee to execute one or more of the trusts or powers hereunder.

            "Owner Trustee's Office": The principal corporate trust office of the Owner Trustee at which, at any particular time, its corporate trust business is administered, which office at the Closing Date is located at the address of the Owner Trustee set forth in Section 13.4 of the Deposit Trust Agreement.

            "Ownership Certificate": The certificate which represents 100% of the Issuer's Equity, with an "Ownership Certificate" designation on the face thereof, executed and authenticated by the Owner Trustee and substantially in the form of Exhibit A attached to the Deposit Trust Agreement.

            "Ownership Certificateholder": With respect to the Ownership Certificate, the Person in whose name the Ownership Certificate is registered on the Ownership Certificate Register. Initially, the Holding Trust shall be the Ownership Certificateholder.

            "Ownership Interest": As to any Bond, any ownership or security interest in such Bond as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

            "Paying Agent": The Indenture Trustee or any other Person that meets the eligibility standards for a Paying Agent specified in Section 3.03 of the Indenture and is authorized and appointed pursuant to Section 3.03 of the Indenture by the Issuer to pay the principal of, or interest on any Bonds on behalf of the Issuer. The principal office of the initial Paying Agent is located at 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674.

            "Payment Account": The segregated trust account or accounts created and maintained by the Indenture Trustee pursuant to Section 8.01 of the Indenture.

            "Payment Date": The 25th day of each month, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in March 1999. The final Payment Date on any Bond shall occur only after due notice by the Indenture Trustee and only upon presentation and surrender of such Bond at the location specified on the notice given by the Indenture Trustee.

            "P&I Advance": As to any Mortgage Loan, any advance made by the Master Servicer, the Trustee or the Fiscal Agent pursuant to Section 4.05 of the Servicing Agreement. Each reference to the payment or reimbursement of a P&I Advance shall be deemed to include, whether or not specifically referred to and without duplication, payment or reimbursement of interest thereon at the Advance Rate from and including the date of the making of such P&I Advance through and including the date of payment or reimbursement.

            "Percentage Interest": With respect to any Bond, the portion of the relevant Class evidenced by such Bond, expressed as a percentage, the numerator of which is the initial Bond Principal Amount of such Bond as of the Closing Date, as specified on the face thereof, and the denominator of which is the initial aggregate Bond Principal Amount of the relevant Class.

            "Permitted Investments": Any one or more of the obligations and securities listed below that provide for a date of maturity of not more than 30 days but in any event not later than the date prior to the date such funds will be required to be available for distribution:

          (i) direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

          (ii) federal funds, time deposits in, unsecured certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company incorporated or organized under the Laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) which has the Required Rating and a maturity of not more than 365 days;

          (iii)commercial or finance company paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 270 days after the date of issuance thereof) that has the
               Required   Rating  for   short-term   debt;

          (iv) repurchase obligations with respect to any security described in clause (i) above entered into with a depository institution or trust company (acting as principal) meeting the rating standards described in clause (ii) above and having maturities of not more than 365 days;

          (v) units of taxable money market funds, which funds seek to maintain a constant asset value and have been rated "AAAm" or "AAAmg" by Standard & Poor's, and by any other Rating Agency in its highest rating category, or which have been designated in writing by each Rating Agency as Permitted Investments for purposes of this definition; and

          (vi) any  other  obligation  or  security  acceptable  to each  Rating
               Agency, as confirmed in writing that would not result in a downgrading, qualification or withdrawal of the ratings then assigned to the Bonds;

provided,  however,  that no such instrument shall be a Permitted  Investment if
(v) such instrument evidences a right to receive either (A) only interest payments with respect to the obligations underlying such instrument or (B) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations; (w) its terms do not have a predetermined fixed dollar amount of principal due at maturity that cannot vary or change; (x) to the extent rated, an "r" highlighter is affixed to its rating;
(y) to the extent the related interest rate is variable, interest thereon is not tied to a single interest rate index plus a single fixed spread (if any), or does not move proportionately with that index; or (z) such instrument is purchased at a premium over par.

            "Person": Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability corporation, limited liability company, limited liability partnership, or government or any agency or political subdivision thereof.

            "Phase I Environmental Report": A report similar in form and substance to a "phase I" report, as described in, and meeting the criteria of,
(i) Chapter 5 of the Federal National Mortgage Association Multifamily Guide or any successor provisions covering the same subject matter, in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is multifamily property or (ii) the American Society for Testing and Materials in the case of Specially Serviced Mortgage Loans as to which the related Mortgaged Property is a non-multifamily property.

            "Plan": Any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, including insurance company general accounts, that is subject to ERISA or the Code.

            "Pledged Account": Any account, including the Collection Account and the Payment Account, Granted as security for the Bonds.

            "Pledged Mortgage Loan": Any one of the Mortgage Loans pledged to the Indenture Trustee by the Issuer pursuant to the granting clause of the Indenture, that from time to time are held as a part of the Trust Estate and as are more fully described on Schedule I of the Indenture.

            "Predecessor Bond": With respect to any Bond and Class, every previous Bond and Class evidencing all or a portion of the same debt as that evidenced by such Bond; for the purpose of this definition, any Bond authenticated and delivered under Section 2.06 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Bond of the same Class shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Bond.

            "Prepayment Interest Excess": With respect to any Payment Date, for each Mortgage Loan that was subject to a Principal Prepayment in full or in part after the Due Date occurring in the related Collection Period, the amount of interest accrued at the Remittance Rate for such Mortgage Loan on the amount of such Principal Prepayment during the period from and after such Due Date, to the extent collected.

            "Prepayment Interest Shortfall": With respect to any Payment Date, for each Non-Specially Serviced Mortgage Loan that was subject to a Principal Prepayment in full or in part prior to the Due Date occurring in the related Collection Period, the amount of interest that would have accrued at the Remittance Rate (but without subtracting the Indenture Trustee Fee from the calculation thereof) for such Mortgage Loan on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to the unpaid principal balance of such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.

            "Prepayment Premium": Any premium, penalty or fee paid or payable, as set forth in the related Mortgage Note, by a Mortgagor in connection with a Principal Prepayment. The right to receive Prepayment Premiums shall be retained by the Mortgage Loan Seller.

            "Primary Servicer": Initially, Southern Pacific Bank, pursuant to the Primary Servicing Agreement.

            "Primary Servicing Agreement": The Primary Servicing Agreement, dated as of February 1, 1999, between the Master Servicer and the Primary Servicer regarding the initial primary servicing of the Mortgage Loans (except for Specially Serviced Mortgage Loans) by the Primary Servicer, and any amendments or supplements thereto.

            "Prime Rate": As of any day, the per annum rate reported as the "Prime Rate" in The Wall Street Journal on the immediately preceding Business Day.

            "Principal Payment Amount": With respect to any Payment Date, the aggregate of the following:

          (i) the principal portions of all Monthly Payments (other than Balloon Payments) due, and any Assumed Monthly Payments deemed due, as the case may be, in respect of the Mortgage Loans for their respective Due Dates occurring during the related Collection Period, to the extent such Monthly Payments or Assumed Monthly Payments, as applicable, are received during such Collection Period or a P&I Advance is made with respect to such Monthly Payments or Assumed Monthly Payments prior to such
               Payment   Date;

          (ii) all payments (including Principal Prepayments and Balloon Payments, but excluding Prepayment Premiums) and other collections (including Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds) that were received on or in respect of the Mortgage Loans during the related Collection Period and that were identified and applied by the Master Servicer or Special Servicer, as applicable, as recoveries of principal thereof, in each case net of any portion of such payment or other collection that represents a recovery of the principal portion of any Monthly Payment (other than a Balloon Payment) due, or the principal portion of any Assumed Monthly Payment deemed due, in respect of the related Mortgage Loan on a Due Date during or prior to the related Collection Period and not previously recovered; and

          (iii)if such Payment Date is subsequent to the initial Payment Date, the excess, if any, of (A) the Principal Payment Amount for the immediately preceding Payment Date, over (B) the aggregate payments of principal made in respect of the Bonds on such immediately preceding Payment Date.

            "Principal Prepayment": Any payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

            "Private Bonds": The Class X, Class F, Class G and Class H Bonds.

            "Proceeding": Any suit in equity, action at Law or other judicial or administrative proceeding.

            "Property Protection Advance": Any expenses identified in the Servicing Agreement as Property Protection Expenses which are required to be advanced by the Master Servicer, or by the Special Servicer, consistent with Accepted Master Servicing Practices or Accepted Special Servicing Practices, as applicable, or by the Indenture Trustee or the Fiscal Agent, to the extent the Master Servicer or the Special Servicer fails to make such advances.

            "Property Protection Expenses": The following costs and expenses, but, with respect to items (ii) through (xiii) below, only to the extent that they are paid to third persons in arms' length arrangements, which may, to the extent expressly approved in the related Asset Strategy Report as to the Special Servicer, be Affiliates, who are generally in the business of providing such goods and services and that such expenses are reasonable for the types of goods or services provided in the geographical area in which such goods or services are provided: (i) real estate taxes, assessments and similar charges; (ii) premiums for insurance; (iii) utility costs; (iv) payments required under service contracts, including but not limited to service contracts for heating, ventilation and air conditioning systems, elevators, landscape maintenance, pest extermination, security, model furniture, swimming pool service, trash removal, answering service, credit checks and monitoring the satisfaction of real estate tax assessments and the designation from time to time of special flood hazard areas; (v) payroll costs and benefits for on-site maintenance personnel, including but not limited to housekeeping employees, porters and general maintenance and security employees; (vi) property management fees; (vii) usual and customary leasing and sales brokerage expenses and commissions and other costs and expenses associated with marketing, selling or otherwise disposing of Specially Serviced Mortgage Loans or REO Properties including, without limitation, marketing brochures, auction services, reasonable legal fees, surveys, title insurance premiums and other title company costs; (viii) permits, licenses and registration fees and costs; (ix) any expense necessary in order to prevent or cure a breach under a lease, contract or agreement, if the consequences of failure to prevent or cure could, in the sole judgment of the Special Servicer, have a material adverse effect with respect to the Mortgage Loan, REO Property or Mortgaged Property; (x) any expense necessary in order to prevent or cure a material violation of any applicable Law, regulation, code or ordinance with respect to any Mortgaged Property, including without limitation any environmental remediation; (xi) costs and expenses of appraisals, valuations, surveys, inspections, environmental assessments, credit reports, or market studies (including, in each case, review thereof); (xii) other such reasonable marketing, legal, accountants expert witness fees and other fees and expenses incurred by the Special Servicer in connection with the enforcement, collection, foreclosure, management and operation of Specially Serviced Mortgage Loans or REO Properties, the bankruptcy of any related Mortgagor, and the performance of their servicing duties under the Servicing Agreement; and (xiii) such other expenses as are reasonable and immediately necessary to operate a Mortgaged Property or REO Property and to protect and maintain the lien of the Mortgage on such Mortgaged Property or REO Property or to enforce the related Mortgage Loan Documents.

            "Prospectus": The prospectus, dated February 19, 1999 of the Depositor.

            "Prospectus Supplement": The prospectus supplement, dated March 5, 1999 to the Prospectus prepared by the Depositor in connection with the offering of the Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D and Class E Bonds.

            "PTCE": A "prohibited transaction class exemption", as related to ERISA.

            "Purchase Price": With respect to any Mortgage Loan, the unpaid principal balance thereof as of the date of purchase, together with (i) all unpaid accrued interest thereon at the Mortgage Interest Rate on such Mortgage Loan from the date as to which interest was last paid by the related Mortgagor to the Due Date in the Collection Period in which the relevant repurchase is to occur, (ii) all related unreimbursed Property Protection Advances, (iii) all accrued and unpaid interest on related Advances, (iv) any related compensation payable to the Special Servicer, and (v) any expense arising out of the enforcement of the repurchase obligation and any costs associated with such repurchase.

            "QIB": A "qualified institutional buyer" within the meaning of Rule 144A.

            "QRS": A "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

            "Qualified Insurer":  An insurance company:

          (i) duly qualified as such under the Laws of the state in which the related Mortgaged Property is located;

          (ii) duly authorized and, if required, licensed in such state to transact the applicable insurance business and to write the insurance provided; and

          (iii)whose claims paying ability is rated at least "A" by each Rating Agency (or, if not rated by each of the Rating Agencies, rated at least "A" by Standard & Poor's and any other nationally recognized statistical rating organization which rates the claims paying ability of such insurance company.

            "Rated Bond": Any of the Class A-1, Class A-2, Class S, Class A-3, Class B, Class C, Class D, Class E, Class X, Class F, Class G and Class H Bonds.

            "Rating Agency":  Each of Standard & Poor's and DCR.

            "Real Estate Loan Purchase and Sale Agreements": Collectively, those four individual Agreements for Purchase and Sale of Real Estate Loans, dated as of October 1, 1997, December 8, 1997, March 27, 1998 and June 30, 1998, each between the Mortgage Loan Seller and the Loan Originator, whereby the Mortgage Loan Seller acquired the Mortgage Loans from the Loan Originator.

            "Realized  Loss":  With respect to each Loss Mortgage Loan for which
(A) an event set forth in clause (i) or (ii) of the definition of Loss Mortgage Loan has occurred, an amount equal to (i) the Stated Principal Balance of the Loss Mortgage Loan as of the date of such event, plus (ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such event occurred on the Stated Principal Balance of such Loss Mortgage Loan outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such event occurred, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan, or (B) an event set forth in clause (iii) of the definition of Loss Mortgage Loan has occurred, the amount determined to have been permanently forgiven.

            With respect to each Loss Mortgage Loan with respect to which an Advance previously made has been determined to be a Nonrecoverable Advance an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Mortgage Loan) as of the date of such determination, plus
(ii) interest at the Remittance Rate from the Due Date as to which interest was last paid or advanced to Bondholders up to the last day of the month in which such determination was made on the Stated Principal Balance of such Mortgage Loan (or REO Mortgage Loan) outstanding during each Collection Period that such interest was not paid or advanced, plus (iii) any unreimbursed Advances and interest accrued and payable thereon at the Advance Rate, minus (iv) the proceeds, if any, received during the month in which such determination was made, to the extent applied as recoveries of interest at the Remittance Rate and to principal of the Mortgage Loan.

            With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation.
Realized Losses will not be allocated to reduce the Bond Principal Amounts of the Bonds.

            "Record Date": With respect to any Class of Bonds, the Ownership Certificate or the Holding Trust Certificate for any Payment Date, the last Business Day of the month immediately preceding the month in which the related Payment Date occurs (or, in the case of the first Payment Date, the Closing
Date).

            "Redemption Date": The Payment Date specified by the Indenture Trustee for the redemption of Bonds of any Class pursuant to Section 11.01 of the Indenture.

            "Redemption Price": The greater of (i) the Bond Redemption Amount and (ii) the aggregate fair market value of the Mortgage Loans and any REO Properties included in the Trust Estate.

            "Registration Statement": The Depositor's Registration Statement on Form S-3, No. 333-61305, which was filed with the Commission pursuant to the Securities Act and declared effective on November 20, 1998.

            "Registered Bond":  Any Bond registered under the Securities Act.

            "Registered Holder": The Person whose name appears on the Bond Register on the applicable Record Date.

            "REIT":  A "real  estate  investment  trust"  within the  meaning of
Section 856(a) of the Code.

            "Remittance Date": With respect to each Payment Date, one Business Day preceding such Payment Date.

            "Remittance Rate": With respect to any Mortgage Loan as of any Payment Date, the per annum rate equal to the excess of the related Mortgage Interest Rate (without giving effect to any modification, waiver, or amendment or other reduction thereof following the Cut-Off Date) after giving effect to the Master Servicer Fee and the Indenture Trustee Fee on the Mortgage Loans as of the Due Date in the month preceding the month in which such Payment Date occurs.

            "Remittance Report": The report prepared pursuant to Section 4.09(a) of the Servicing Agreement.

            "Rents from Real Property": With respect to any REO Property, gross income of the character described in Section 856(d) of the Code.

            "REO Account": The trust account or accounts created and maintained by the Master Servicer pursuant to Section 6.06 of the Servicing Agreement which shall be entitled "Banc One Mortgage Capital Markets, LLC, in trust for LaSalle National Bank, as Indenture Trustee, in trust for Holders of ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bond Series 1999-1, REO Account" and which must be an Eligible Account.

            "REO Account Report": The report prepared pursuant to Section 6.08(b) of the Servicing Agreement.

            "REO Acquisition": The acquisition by the Special Servicer on behalf of the Issuer for the benefit of the Bondholders of any Mortgaged Property.

            "REO Mortgage Loan": Any Mortgage Loan as to which the related Mortgaged Property has been acquired by the Special Servicer on behalf of the Issuer through foreclosure or by deed in lieu of foreclosure, or otherwise in connection with a defaulted Mortgage Loan, until the Special Servicer has determined that all amounts that it reasonably expects to recover from or on account of such Mortgage Loan have been recovered, whether from Excess Condemnation Proceeds, Excess Insurance Proceeds, Condemnation Proceeds,
Insurance Proceeds, Liquidation Proceeds, REO Proceeds or otherwise (in which case such Mortgage Loan shall no longer be an REO Mortgage Loan).

            "REO Proceeds": Proceeds received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property).

            "REO Property": A Mortgaged Property acquired by the Special Servicer on behalf of the Issuer and is part of the Trust Estate securing the Bonds through foreclosure, deed-in-lieu of foreclosure or otherwise in connection with a defaulted Mortgage Loan.

            "Representative": J.P. Morgan Securities Inc., acting on behalf of the several Underwriters pursuant to the Underwriting Agreement.

            "Request for Release and Receipt of Documents": A written Request for Release and Receipt of Documents, substantially in the form of Exhibit B to the Servicing Agreement.

            "Required Rating": For purposes of the definition of "Permitted Investments" the following ratings:

            (a) with respect to commercial paper, short-term debt obligations or other short-term deposits, the highest short-term rating category of each Rating Agency (or, if such obligations are not rated by DCR, any two nationally recognized statistical rating organizations, which shall include Standard & Poor's and any other rating agency which rates such obligations or deposits; or

            (b) with respect to long-term debt obligations, the highest long-term rating category of each Rating Agency (or, if such obligations are not rated by DCR, any two nationally recognized statistical rating organizations, which shall include Standard & Poor's and any other rating agency which rates such obligations or deposits.

            "Resolution": A copy of a resolution certified by an Authorized Officer of the Owner Trustee to have been duly adopted by the Owner Trustee and to be in full force and effect on the date of such certification.

            "Responsible Officer": As used with respect to the Indenture Trustee or the Fiscal Agent, any officer assigned to and working in its Asset Backed Securities Trust Services Group with direct responsibility for the administration of the Servicing Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            As used with respect to the Owner Trustee, any officer of the Owner Trustee assigned to the Owner Trustee's Office with direct responsibility for the administration of the Owner Trust Agreement and also, with respect to a particular matter, any officer of the Owner Trustee employed within the Owner Trustee's Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Depositor and the Indenture Trustee by the Owner Trustee, as such list may from time to time be amended.

            As used with respect to the Holding Trustee, any officer of the Holding Trustee assigned to the Holding Trustee's Office with direct responsibility for the administration of the Holding Trust Agreement and also, with respect to a particular matter, any officer of the Holding Trustee employed within the Holding Trustee's Office, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, and, in the case of any certification required to be signed by a Responsible Officer, such an officer whose name appears on a list of corporate trust officers furnished to the Trustor by the Holding Trustee, as such list may from time to time be amended.

            "Retained Public Bonds": The Class D and Class E Bonds.

            "Rule 144A":  Rule 144A under the Securities Act.

            "Scheduled Payments": Any of the Class S Scheduled Payments and the Class X Scheduled Payments, as applicable.

            "Securities Act": The Securities Act of 1933, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "Servicer":   The  Master  Servicer  or  the  Special  Servicer,  as
applicable.

            "Servicer Event of Default": One or more of the events described in Section 9.01 of the Servicing Agreement.

             "Servicing Agreement": The Servicing Agreement dated as of February 1, 1999, among the Issuer, the Indenture Trustee, the Fiscal Agent, the Master Servicer and the Special Servicer, and any amendments or supplements thereto.

            "Servicing Expense": Any fees, expenses or advances payable or reimbursable to the Master Servicer or the Special Servicer under the Servicing Agreement or otherwise in connection with the servicing and administration of the Mortgage Collateral thereunder.

            "Servicing Fee": With respect to any Mortgage Loan and (a) the Master Servicer, the Master Servicer Fee; or (b) the Special Servicer, the Special Servicing Fee, as applicable.

            "Servicing Files":  With respect to any Mortgage Loan:

          (i)  each related appraisal;

          (ii) any  related  physical  assessment  report;

          (iii)any related  Environmental Site Assessment;

          (iv) each related Insurance Policy required by the terms of the Mortgage Loan Documents together with proof of payment of premiums relating thereto; and

          (v) any and all documents in the possession of the Mortgage Loan Seller or any Affiliate or agent thereof generated or obtained in connection with the origination or servicing of such Mortgage Loan (other than any document included in the definition of "Mortgage Loan File").

            "Servicing Officer": With respect to any Servicer, any Assistant Treasurer, Assistant Secretary, Assistant Vice President, Vice President or other employee of such Servicer or its general partner, if applicable, involved in, or responsible for, the administration and servicing of the Mortgage Loans under the Servicing Agreement and authorized to act on behalf of such Servicer, as designated by inclusion on a list of such Persons furnished to the Indenture Trustee and each other Servicer by the related Servicer, as such list may from time to time be amended by the related Servicer.

            "Servicing Transfer Date": The date after (i) the occurrence of a Servicing Transfer Event and (ii) the Special Servicer receives the information, documents and records required to be delivered thereto pursuant to Section 6.02(c) of the Servicing Agreement.

            "Servicing Transfer Event": The occurrence of any of the following with respect to a Mortgage Loan: (i) such Mortgage Loan becomes a Defaulted Mortgage Loan; (ii) the related Mortgagor has entered into or consented to bankruptcy, appointment of a receiver or conservator or a similar insolvency or similar proceeding, or the Mortgagor has become the subject of a decree or order for such proceeding which shall have remained in force undischarged or unstayed for a period of 60 days; (iii) the Master Servicer shall have received notice of the foreclosure or proposed foreclosure of any other lien on the Mortgaged Property; (iv) in the judgment of the Master Servicer, a payment default has occurred and is not likely to be cured by the related Mortgagor within 60 days;
(v) the related Mortgagor admits in writing its inability to pay its debts generally as they become due, files a petition to take advantage of any applicable insolvency or reorganization statute, makes an assignment for the benefit of its creditors, or voluntarily suspends payment of its obligations;
(vi) any other material default has, in the Master Servicer's judgment, occurred which is not reasonably susceptible of cure within the time periods and on the terms and conditions, if any, provided in the related Mortgage; (vii) the related Mortgaged Property becomes REO Property; (viii) if for any reason, the Master Servicer cannot enter into an assumption agreement upon the transfer by the related Mortgagor of the Mortgage; or (ix) an event has occurred which, in the reasonable judgment of the Master Servicer, has or will materially and adversely affect the value of the Mortgaged Property.

            "Shortfall Amount": Any Class S Shortfall or Class X Shortfall, as applicable.

            "Special Servicer's Appraisal Reduction Estimate": Any estimate of the value of a Mortgaged Property prepared by the Special Servicer as required by Section 6.13(a) of the Servicing Agreement.

            "Special Servicer": Banc One Mortgage Capital Markets, LLC, a Delaware limited liability company, or its successors in interest or any successor special servicer appointed as such as provided in the Servicing Agreement.

            "Special  Servicing  Fee":  With respect to each Specially  Serviced
Mortgage Loan and any Payment Date, an amount equal to one-twelfth of the product of (a) the Special Servicing Fee Rate and (b) the Stated Principal Balance of each Specially Serviced Mortgage Loan or REO Mortgage Loan as of the Due Date in the preceding calendar month, calculated on the basis of a 360-day year consisting of twelve 30-day months.

            "Special Servicing Fee Rate":  A fee rate of 0.45%.

            "Specially Serviced Mortgage Loan": Any Mortgage Loan with respect to which a Servicing Transfer Event has occurred and which has not ceased to be a Specially Serviced Mortgage Loan pursuant to Section 6.10 of the Servicing Agreement.

            "Specially Serviced Mortgage Loan Status Report": With respect to any Mortgage Loan, shall have the meaning set forth in Section 6.08 of the Servicing Agreement.

            "Standard & Poor's": Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. or its successor in interest.

            "State": Any one of the 50 states of the United States of America, or the District of Columbia.

            "Stated Maturity Date": June 1, 2030, which is the Payment Date occurring two years after the scheduled Loan Maturity Date of the latest maturing Mortgage Loan.

             "Stated Principal Balance": With respect to any Mortgage Loan (other than an REO Mortgage Loan), as of any date of determination, an amount equal to (x) the related Cut-Off Date Balance, minus (y) the sum, without duplication, of:

          (i) the principal portion of each Monthly Payment and Balloon Payment due on such Mortgage Loan after the Cut-Off Date, to the extent received from the Mortgagor or advanced by the Master Servicer, Indenture Trustee or Fiscal Agent (in the case of any delinquent Monthly Payment) and distributed to Bondholders prior to such date of determination;

          (ii) all Principal Prepayments received with respect to such Mortgage Loan after the Cut-Off Date, to the extent distributed to Bondholders prior to such date of determination.

          (iii)the principal portion of all Insurance Proceeds and Liquidation Proceeds received with respect to such Mortgage Loan after the Cut-Off Date, to the extent distributed to Bondholders prior to such date of determination; and

          (iv) any reduction in the outstanding principal balance of such Mortgage Loan resulting from a Deficient Valuation that occurred prior to the end of the Collection Period for the most recent Payment Date.

With respect to any REO Mortgage Loan, as of any date of determination, an amount (not less than zero) equal to (x) the Stated Principal Balance of the related Mortgage Loan as of the date of the related REO Acquisition, minus (y) the sum of:

          (i) the principal portion of each P&I Advance made with respect to such REO Mortgage Loan that was distributed to Bondholders prior to such date of determination; and

          (ii) the principal portion of all Insurance Proceeds, Liquidation Proceeds and REO Proceeds received with respect to such REO Mortgage Loan, to the extent distributed to Bondholders prior to such date of determination.

A Mortgage Loan shall be deemed to be owned by the Issuer and pledged as Collateral to secure the Bonds and to have an outstanding Stated Principal Balance through and including the Payment Date on which the proceeds, if any, received in connection with a Liquidation Event in respect thereof are to be distributed to Bondholders.

            "Successor Person": As defined in Section 3.13(a) of the Indenture.

            "Transfer":   Any  direct  or  indirect   transfer,   sale,  pledge,
hypothecation, or other form of assignment of any Ownership Interest in a Bond.

            "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Bond.

            "Transferor": Any Person who is Transferring any Ownership Interest in a Bond.

            "Treasury Regulations": Temporary, final or proposed regulations (to the extent that by reason of their proposed effective date such proposed regulations would apply to the Issuer or a Trust Estate) of the United States Department of the Treasury.

            "Trust":  The Issuer.

            "Trust Estate":  The corpus of the Trust created by the Depositor as of the Closing Date and to be administered pursuant to the Deposit Trust Agreement, consisting of all of the Issuer's right, title and interest in and to any and all benefits accruing to the Issuer from: (a) the Mortgage Loans listed in the Mortgage Loan Schedule annexed to the Indenture as Schedule I, and all payments thereon after the Cut-Off Date (excluding the right to receive Prepayment Premiums with respect to the Mortgage Loans), together with the related Mortgage Loan Files and Servicing Files and the Issuer's interest in any Mortgaged Property that secured any such Mortgage Loan, but which is acquired by foreclosure or deed in lieu of foreclosure or otherwise after the Closing Date;
(b) the rights of the Issuer to enforce  remedies  against the Master  Servicer, the Special Servicer, the Indenture Trustee or the Fiscal Agent under the Servicing Agreement, against the Administrator under the Administration
Agreement, against the Depositor under the Deposit Trust Agreement and, as assignee of the Depositor, against the Mortgage Loan Seller under the Mortgage Loan Purchase Agreement or the Loan Originator under the Warranty Agreement; (c) the Payment Account; (d) the Collection Account; (e) all present and future claims, demands, causes and choses in action in respect of the foregoing, including the rights of the Issuer under the Pledged Mortgage Loans; and (f) all proceeds of the foregoing of every kind and nature whatsoever, including, without limitation, all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

            "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939, as amended, and the rules, regulations and published interpretations of the Commission promulgated thereunder from time to time.

            "Trustor": The Mortgage Loan Seller, solely in its capacity as the trustor of the Holding Trust created pursuant to the Holding Trust Agreement.

            "UCC Financing Statement": A financing statement executed and filed pursuant to the Uniform Commercial Code, as in effect in the relevant jurisdiction, or, in the case of Louisiana or the Commonwealth of Puerto Rico, the comparable provisions of Louisiana or Puerto Rico Law, as applicable.

            "Unaffiliated Party": With respect to any Person, any Person other than an Affiliate.

            "Underwriters": J.P. Morgan Securities Inc., Prudential Securities Incorporated and Imperial Capital, LLC (an Affiliate of the Depositor and the Mortgage Loan Seller).

            "Underwriting Agreement": A certain underwriting agreement, dated March 5, 1999, among the several Underwriters, as purchasers of the Underwritten Bonds, the Depositor and the Mortgage Loan Seller.

            "Underwritten Bonds": The Class A-1, Class A-2, Class S, Class A-3, Class B and Class C Bonds.

            "Uniform Commercial Code" or "UCC": The Uniform Commercial Code as in effect in any applicable jurisdiction, as amended from time to time.

            "U.S. Person": A citizen or resident of the United States, a corporation, partnership (except to the extent provided in applicable Treasury Regulations) or other entity created or organized in or under the Laws of the United States or any political subdivision thereof, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence as of August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            "Voting Rights": The portion of the voting rights of all of the Bonds which is assigned to any Class of Bond as of the date of determination. The voting rights shall be (i) (A) 2.0% in the case of the Class S Bonds, provided that the Voting Rights of the Class S Bonds shall be reduced to zero upon the payment in full of all the Class S Scheduled Payments and any unpaid Class S Shortfalls and accrued interest thereon (B) 1.0% in the case of the Class X Bonds, provided that the Voting Rights of the Class X Bonds will be reduced to zero upon the payment in full of all the Class X Scheduled Payments and any unpaid Class X Shortfalls and accrued interest thereon (as used in this definition, the sum of such percentages from time to time, is referred to as the "Fixed Voting Rights Percentage"); and (ii) in the case of the Class A-1, Class A-2, Class A-3, Class B, Class C, Class D, Class E, Class F, Class G and Class H Bonds, a percentage equal to product of (A) 100% minus the Fixed Voting Rights Percentage multiplied by (B) a fraction, the numerator of which is equal to the aggregate Outstanding Bond Principal Amount of any such Class (the Bond
Principal Amount of each of the Class H, Class G, Class F, Class E, Class D, Class C, Class B and Class A-3 Bonds shall be notionally reduced, in that order and solely for the purposes of determining the Voting Rights of the related Class on any such Payment Date to the extent of any Appraisal Reduction Amounts and Realized Losses notionally allocated to such Class, if applicable, on such Payment Date) and the denominator of which is equal to the aggregate Outstanding Bond Principal Amounts of all Classes of Bonds (other than the Class S and Class X Bonds), which shall be reduced solely for this purpose by the aggregate amount of any Appraisal Reduction Amounts and Realized Losses notionally allocated to such Classes, if applicable. To the extent that the aggregate of the Appraisal Reduction Amounts and Realized Losses for any Payment Date exceed the Bond Principal Amount for any Class, such excess will be applied to notionally reduce the Bond Principal Amount of the next most subordinate Class of Bonds on such Payment Date solely for such purpose, provided, however, that no Bond Principal Amount in respect of any such Class may be notionally reduced below zero. The Voting Rights of any Class of Bonds shall be allocated among the Bondholders of such Class in proportion to their respective Percentage Interests.

            "Weighted Average Remittance Rate": With respect to any Payment Date, (i) the rate per annum equal to the weighted average, by Stated Principal Balance, expressed as a percentage and rounded to eight decimal places, of the Remittance Rates on the Mortgage Loans prior to giving effect to distributions thereon in the Collection Period immediately preceding such Payment Date, less
(ii) the Additional Fee Rate; provided that for purposes of calculating the Weighted Average Remittance Rate, the Mortgage Interest Rates will not reflect any default interest or increase in a Mortgage Interest Rate occurring after the related Loan Maturity Date. The Mortgage Interest Rates will also be determined without regard to any Mortgage Loan modifications, waivers or amendments entered into after the Cut-Off Date. If a Mortgage Loan accrues interest based on a 360-day year consisting of twelve 30-day months, its interest rate for any month that is not a 30-day month will be recalculated so that the amount of interest that would accrue at that rate in such month, calculated based on the actual number of days elapsed in such month and a 360-day year, will equal the amount of interest that actually accrues on that Mortgage Loan in that month.

            "Workout Fee": The fee payable at the Workout Fee Rate to the Special Servicer with respect to each Corrected Mortgage Loan.

            "Workout Fee Rate": A fee with respect to a Corrected Mortgage Loan of 1.0% of each collection of interest (other than default interest) and principal (including Monthly Payments, Principal Prepayments, and Balloon Payments at the Loan Maturity Date), received on each Corrected Mortgage Loan for so long as it remains a Corrected Mortgage Loan.

                                   EXHIBIT A

                             MORTGAGE LOAN SCHEDULE


                                           ICCMAC Multifamily and Commercial Trust 1999-1
                                                Collateralized Mortgage Bonds 1999-1

                                                                                         Original     Cut-Off
Loan Id       Property Address                          City             State  ZIP Code Balance      Date Balance
---------    -----------------------------------------  ---------------- ------ -------- ----------  ------------
1630010860    1029 S RECORD AVE                         LOS ANGELES        CA   90023    $175,000     $167,199
1650010884    9863 ALONDRA BLVD                         BELLFLOWER         CA   90706    $208,000     $188,994
1650010970    1514-1516 W MANCHESTER BLVD               LOS ANGELES        CA   90047    $189,200     $181,507
1650010992    4243-4247 BURNS AVE                       LOS ANGELES        CA   90029    $203,400     $194,572
1650011009    1137 E. 7TH ST.                           LONG BEACH         CA   90813    $185,000     $166,674
1650011176    127 N. CHICAGO STREET                     LOS ANGELES        CA   90033    $157,250     $152,792
1650011307    133-135 1/2 73RD STREET                   LOS ANGELES        CA   90003    $117,000     $111,636
1650011353    1537 PINE AVENUE                          LONG BEACH         CA   90813    $180,000     $174,363
1650012477    3926 DALTON AVENUE                        LOS ANGELES        CA   90062    $157,250     $154,248
1650012536    1746 HAUSER BLVD.                         LOS ANGELES        CA   90019    $166,500     $163,510
1650013002    240-244 WEST OLIVER STREET                LOS ANGELES        CA   90731    $106,250     $103,843
1650013105    437-441 1/2 WEST 4TH STREET               LONG BEACH         CA   90802    $116,400     $111,533
1650013429    4005 URSULA AVE                           LOS ANGELES        CA   90008    $322,150     $319,477
1650013432    4238 8TH AVE                              LOS ANGELES        CA   90008    $187,000     $185,446
1650013626    4506-4514 & 1/2 South Normandie Avenue    Los Angeles        CA   90037    $167,000     $165,782
1700010320    3860 WEST 139TH STREET                    HAWTHORNE          CA   90250    $115,500     $104,052
1700010420    5308 LANKERSHIM BLVD                      NORTH HOLLYWOOD    CA   91601    $85,000      $79,867
1700010464    7494-7501 SANTA MONICA BLVD               WEST HOLLYWOOD     CA   90046    $175,000     $167,605
1700010497    17326 WOODRUFF AVENUE                     BELLFLOWER         CA   90706    $350,000     $334,559
1720010854    5518-5530 LONG BEACH BLVD                 LONG BEACH         CA   90805    $230,000     $175,882
1720010996    10142-10142 1/2 RIVERSIDE DR              NORTH HOLLYWOOD    CA   91602    $195,000     $186,334
1720011304    2408-2416 SLAUSON AVENUE                  LOS ANGELES        CA   90043    $142,200     $138,624
1720012241    10300 PRAIRE AVENUE                       INGLEWOOD          CA   90303    $157,250     $152,564
1720012333    2314-2330 SOUTH VERMONT AVENUE            LOS ANGELES        CA   90007    $275,000     $269,675
1720012709    501 E. 23RD ST.                           LOS ANGELES        CA   90011    $208,250     $197,638
1720012974    118-118 1/2 NORTH MAIN STREET             LAKE ELSINORE      CA   92530    $71,600      $70,046
2700010913    8583 MELROSE AVENUE                       WEST HOLLYWOOD     CA   90069    $243,750     $237,088
3650011398    427 SOUTH BARRANCA AVE. #1-12             COVINA             CA   91723    $230,000     $129,894
3650011409    1042 THE STRAND                           HERMOSA BEACH      CA   90254    $240,000     $157,840
3650011416    5236 KESTER AVE.                          VAN NUYS           CA   91408    $180,000     $84,764
3650011424    1528 PROSPECT AVENUE                      SAN GABRIEL        CA   91776    $92,021      $11,255
3700011598    125 SOUTH MAIN                            FALLBROOK          CA   92028    $300,000     $262,759
3700011892    2155-2187 EAST HUNTINGTON DRIVE           DUARTE             CA   91010    $800,000     $576,797
3720011393    22200 MAIN STREET                         CARSON             CA   90540    $275,000     $57,421
3720011402    1848 SARATOGA AVENUE                      SAN JOSE           CA   95129    $300,000     $63,502
3720011403    240 G STREET                              DAVIS              CA   95616    $112,000     $42,335
3720011404    619 S. BROOKHURST ST                      ANAHEIM            CA   92804    $270,000     $89,935
3720011405    897 W. EL CAMINO REAL                     SUNNYMEAD          CA   94087    $125,000     $48,403
3720011427    3343-3345 STATE STREET                    SANTA BARBARA      CA   93102    $350,000     $68,080
3720011432    2509 & 2519 N. LAKE AVENUE                ALTADENA           CA   91107    $125,986     $103,887
3720011612    230  G  STREET                            DAVIS              CA   95617    $388,000     $148,012
3720011616    3117 EAST GARVEY AVENUE NORTH             WEST COVINA        CA   91790    $425,000     $10,175
21630011696   349 N. VECINO DRIVE                       COVINA             CA   91723    $199,500     $194,940
21630012785   526 S. UNION AVE                          Los Angeles        CA   90017    $269,000     $266,652
21630012904   6917 PLASKA AVENUE                        Huntington Park    CA   90255    $133,000     $130,965
21630012928   19136 SHERMAN WAY                         Reseda             CA   91335    $132,300     $120,176
21630012931   707-709 CRENSHAW BLVD.                    LOS ANGELES        CA   90005    $182,000     $178,547
21630012954   10220 S. BROADWAY                         Los Angeles        CA   90003    $156,500     $154,375
21630012959   1113-1119 PACIFIC AVE                     Long Beach         CA   90813    $126,225     $124,298
21630012960   950 NORTH ACACIA AVENUE                   Compton            CA   90220    $165,000     $162,215
21630012972   10227 SOUTH 10TH AVENUE                   INGLEWOOD          CA   90303    $145,000     $142,904
21630012973   10204 TUJUNGA CANYON BLVD.                Tujunga            CA   91042    $156,000     $153,774
21630012975   6889 LONG BEACH BLVD.                     Long Beach         CA   90805    $385,000     $379,772
21630012976   6867-6877 LONG BEACH BLVD.                Long Beach         CA   90805    $280,000     $276,197
21630012977   815 GREEN AVENUE                          Los Angeles        CA   90017    $180,320     $177,871
21630012990   1430 CHESTNUT AVE.                        Long Beach         CA   90813    $147,000     $145,004
21630012992   11720 RUNNYMEDE STREET                    North Hollywood    CA   91605    $686,000     $676,417
21630013010   3147-3155 EL SEGUNDO BLVD.                Lynwood            CA   90262    $620,000     $611,816
21630013027   2422 MALABAR STREET                       LOS ANGELES        CA   90033    $109,900     $108,354
21630013028   401-407 11TH AVENUE                       Greeley            CO   80631    $132,850     $131,018
21630013029   415 S. BOYLE AVE.                         Los Angeles        CA   90033    $221,000     $217,999
21630013030   3600-3602 BELL AVENE                      Bell               CA   90201    $156,000     $153,996
21630013032   12315 BURBANK BLVD.                       Los Angeles        CA   91607    $136,500     $134,547
21630013034   940 ARAPAHOE ST.                          Los Angeles        CA   90006    $385,000     $379,881
21630013037   2923-29 LIBERTY BLVD.                     SOUTH GATE         CA   90280    $152,750     $151,323
21630013045   13633 DOTY AVENE                          Hawthorne          CA   90250    $1,350,000   $1,331,398
21630013048   1617 E. 6TH ST.                           Long Beach         CA   90802    $221,250     $218,263
21630013050   430 GAVIOTA AVENUE                        Long Beach         CA   90802    $285,000     $281,153
21630013063   4906 AUGUST STREET                        Los Angeles        CA   90008    $260,000     $256,454
21630013064   21125 SATICOY ST                          Canoga Park        CA   91304    $711,000     $701,591
21630013068   6812-20 WOODMAN AVE                       VAN NUYS           CA   91405    $240,000     $236,974
21630013070   1040 OHIO AVENUE                          Long Beach         CA   90804    $213,000     $210,124
21630013071   612-620 1/2 SOUTH EASTERN AVENUE          Los Angeles        CA   90022    $168,000     $165,164
21630013090   4562-4574 E LESTER ST                     TUCSON             AZ   85712    $129,000     $127,349
21630013109   2919 CARMONA AVENUE                       Los Angeles        CA   90016    $146,250     $144,400
21630013111   131 MCCLELLAND STREET                     Salt Lake City     UT   84102    $130,000     $128,265
21630013137   318 E. LOUISE ST.                         Long Beach         CA   90805    $122,500     $119,638
21630013143   1365 NEWPORT AVENUE                       Long Beach         CA   90804    $210,000     $207,208
21630013149   1614 CHERRY AVE.                          Long Beach         CA   90804    $207,750     $205,066
21630013152   1520 LOCUST AVE.                          Long Beach         CA   90813    $100,750     $99,542
21630013164   219 N. AVENUE 51                          Los Angeles        CA   90042    $924,000     $911,366
21630013185   685 SOUTH CORONADO STREET                 Los Angeles        CA   90057    $219,000     $216,654
21630013186   9173 WOODMAN AVENUE                       Pacoima            CA   91331    $159,250     $157,455
21630013193   938 EAST 6TH STREET                       Long Beach         CA   90802    $165,000     $162,712
21630013195   3276 SOUTH POLK STREET                    Dallas             TX   75224    $178,750     $176,648
21630013204   1419 SOUTH TAMARIND AVENUE                Compton            CA   90220    $130,000     $122,433
21630013207   413 W. QUEEN ST.                          Inglewood          CA   90301    $155,400     $150,487
21630013216   1250 NORTH H STREET                       OXNARD             CA   93030    $600,000     $593,947
21630013217   3835 WISCONSIN STREET                     Los Angeles        CA   90037    $122,500     $121,036
21630013218   406 N. NORMANDIE AVENUE                   Los Angeles        CA   90004    $164,500     $149,496
21630013222   6122 MESA AVENUE                          Los Angeles        CA   90042    $77,000      $75,976
21630013241   4852 WEST AVENUE L-10                     Quartz Hill Area   CA   93536    $176,250     $174,143
21630013243   6525 NORTH FULTON AVENUE                  VAN NUYS           CA   91401    $224,700     $221,926
21630013246   2710 W. 141ST. PLACE                      Gardena            CA   90249    $157,750     $155,956
21630013256   10400-10404 S. CRENSHAW BLVD.             Inglewood          CA   90303    $297,500     $294,149
21630013258   6113 WEST FOUNTAIN AVENUE                 Los Angeles        CA   90028    $352,000     $348,035
21630013263   10029 SEPULVEDA BLVD                      MISSION HILLS      CA   91345    $120,000     $116,976
21630013265   6846 LAUREL CANYON BLVD.                  North Hollywood    CA   91605    $129,500     $125,118
21630013266   14931 ROSCOE BLVD                         VAN NUYS           CA   91402    $787,500     $778,629
21630013272   648 W 92ND ST                             LOS ANGELES        CA   90044    $288,750     $285,483
21630013273   732 W. 76TH STREET                        Los Angeles        CA   90044    $116,250     $114,860
21630013275   1140 S WESTMORELAND AVE                   Los Angeles        CA   90006    $136,500     $134,895
21630013276   169 S BURLINGTON AVE                      LOS ANGELES        CA   90057    $148,750     $146,519
21630013281   3577 SANBORN AVENUE                       Lynwood            CA   90262    $176,000     $173,986
21630013306   833-839 GAVIOTA AVENUE                    Long Beach         CA   90813    $324,100     $320,433
21630013307   1132  N. WILMINGTON BOULEVARD             Wilmington         CA   90744    $937,500     $927,258
21630013310   1812 S. BONNIE BRAE STREET                Los Angeles        CA   90006    $105,000     $103,812
21630013311   211 & 217 E. 24TH STREET                  Los Angeles        CA   90011    $236,250     $233,537
21630013320   1017 MYRTLE AVENUE                        Inglewood          CA   90301    $168,000     $166,133
21630013340   1518 N. SPURGEON STREET                   Santa Ana          CA   92701    $607,500     $600,363
21630013341   215 E. 15TH STREET                        Santa Ana          CA   92701    $1,822,500   $1,802,174
21630013345   12521 SATICOY STREET                      North Hollywood    CA   91605    $232,500     $230,018
21630013346   1354,1374,1378,1384,1388 & 1394 5TH AVE   Upland             CA   91786    $1,760,000   $1,741,045
21630013351   4210 VERDUGO ROAD                         Los Angeles        CA   90065    $175,000     $173,118
21630013353   607 E WALNUT ST                           SANTA ANA          CA   92701    $123,500     $122,356
21630013361   5316-28 MAYWOOD AVE & 3501-07 E 53RD ST   MAYWOOD            CA   90270    $172,000     $170,342
21630013367   2200 TOBERMAN ST                          LOS ANGELES        CA   90007    $126,000     $124,711
21630013374   5934 WOODMAN AVE                          VAN NUYS           CA   91401    $191,750     $189,796
21630013378   1445 SOUTH CLOVERDALE AVENUE              LOS ANGELES        CA   90019    $205,000     $203,014
21630013380   978 S HARVARD BLVD                        LOS ANGELES        CA   90006    $143,000     $125,253
21630013382   2202 W GLENROSA AVE                       PHOENIX            AZ   85015    $550,000     $544,322
21630013387   12444-12512 OXFORD AVE                    HAWTHORNE          CA   90250    $675,000     $667,276
21630013392   450 SOUTH WITMER STREET                   LOS ANGELES        CA   90017    $237,250     $235,238
21630013393   5705 CARLTON WAY                          LOS ANGELES        CA   90028    $259,000     $256,500
21630013404   1246 W 93RD ST                            LOS ANGELES        CA   90044    $142,500     $140,889
21630013415   2125 N 15TH ST                            PHOENIX            AZ   85006    $270,000     $267,338
21630013416   4169 WEST 1ST STREET                      LOS ANGELES        CA   90004    $150,500     $148,810
21630013418   1016 E BROADWAY                           GLENDALE           CA   91205    $1,431,000   $1,417,976
21630013422   916 S MANHATTAN PL                        LOS ANGELES        CA   90019    $525,000     $519,724
21630013423   11944 RUNNYMEDE ST                        NORTH HOLLYWOOD    CA   91605    $230,000     $227,688
21630013433   1868 GARDENIA AVE                         LONG BEACH         CA   90806    $125,650     $124,386
21630013434   942 MENLO AVE                             LOS ANGELES        CA   90006    $210,000     $207,886
21630013444   26829 HILLVIEW ST                         HIGHLAND           CA   92346    $160,000     $158,455
21630013445   3568 BUDLONG AVE                          LOS ANGELES        CA   90037    $107,250     $106,271
21630013448   7254 INDEPENDENCE AVE                     CANOGA PARK        CA   91303    $158,625     $157,026
21630013457   220-238 ROSELAKE AVE                      LOS ANGELES        CA   90026    $146,250     $144,835
21630013462   1377 W 112TH ST                           LOS ANGELES        CA   90044    $210,000     $207,248
21630013466   1601-1603 1/2 HAYWORTH AVENUE             LOS ANGELES        CA   90035    $115,000     $113,814
21630013467   978 S KENMORE AVE                         LOS ANGELES        CA   90006    $135,900     $134,527
21630013481   6837 FULTON AVE                           NORTH HOLLYWOOD    CA   91605    $131,250     $130,017
21630013482   9329 GLASGOW PL                           LOS ANGELES        CA   90045    $240,337     $237,998
21630013483   8633 & 8637 CEDROS AVE                    Panorama City      CA   91402    $241,500     $238,983
21630013492   421 MCDONALD AVENUE                       WILMINGTON         CA   90744    $163,125     $160,306
21630013497   7862 LANKERSHIM BLVD                      HIGHLAND           CA   92408    $707,000     $700,029
21630013499   225 W 43RD ST                             LOS ANGELES        CA   90037    $85,250      $84,527
21630013511   712 NAPLES DR                             Las Vegas          NV   89119    $275,000     $272,713
21630013513   1004-1084 BADEN AVENUE                    GROVER BEACH       CA   93433    $275,000     $272,036
21630013518   1131 14TH ST                              SANTA MONICA       CA   90403    $510,000     $504,952
21630013520   3808 AGNES AVE                            LYNWOOD            CA   90262    $161,250     $159,839
21630013523   1437-1443 WEST 105TH ST                   Los Angeles        CA   90047    $721,650     $677,545
21630013548   911-923 S LEONARD AVE                     Los Angeles        CA   90022    $140,000     $138,609
21630013550   4218 N 17TH ST                            Phoenix            AZ   85012    $113,750     $112,704
21630013551   310 N PARKMAN AVE                         Los Angeles        CA   90026    $353,500     $350,078
21630013553   1736 W MARINE AVE                         Gardena            CA   90247    $352,500     $349,070
21630013554   348-370 S BERENDO ST                      Los Angeles        CA   90020    $288,750     $285,956
21630013559   1929 ECHO PARK AVE                        Los Angeles        CA   90026    $250,000     $247,777
21630013560   904 E ACACIA AVE                          Glendale           CA   91205    $164,500     $162,995
21630013571   784 ROSE AVE                              Long Beach         CA   90813    $192,750     $190,875
21630013572   1119 DAWSON AVE                           Long Beach         CA   90804    $192,750     $190,875
21630013577   168 N AZUSA AVE                           Azuza              CA   91702    $165,000     $163,401
21630013580   6652 SYLMAR AVE                           Van Nuys           CA   91405    $202,500     $191,567
21630013582   19116 COLLINS ST                          Los Angeles        CA   91324    $210,000     $207,964
21630013595   1370-1390 W 2OTH ST                       Los Angeles        CA   90007    $280,000     $277,543
21630013598   4618-4624 E INYO AVE                      Fresno             CA   93727    $165,000     $162,600
21630013599   366-368 W PALMER AVE                      Glendale           CA   91204    $87,500      $86,655
21630013600   4165 W SLAUSON                            Los Angeles        CA   90043    $400,000     $396,295
21630013617   1919 & 1927 EAST CENTER ST                Anaheim            CA   92805    $2,050,000   $2,033,589
21630013619   427 FIRIMIN ST/ 426 N BIXEL ST            Los Angeles        CA   90026    $130,000     $128,803
21630013629   119 S BONNIE BRAE ST                      Los Angeles        CA   90057    $270,000     $267,798
21630013640   8974 CYPRESS AVE                          South Gate         CA   90280    $217,500     $215,529
21630013648   10422 ELDORA AVE                          LOS ANGELES        CA   91040    $245,000     $242,937
21630013651   3560 BRENTON AVE                          Lynwood            CA   90262    $161,250     $159,760
21630013652   12514, 12520, 12524 & 12530 OXNARD ST     North Hollywood    CA   91606    $600,000     $594,444
21630013659   914-920 S GRAMERCY DR                     Los Angeles        CA   90019    $405,000     $401,434
21630013663   846 W 80TH ST                             Los Angeles        CA   90044    $157,500     $130,942
21630013669   6857 FRANKLIN AVE                         Los Angeles        CA   90028    $386,250     $382,839
21630013670   13714-13716 KORNBLUM AVE                  HAWTHORNE          CA   90250    $652,500     $645,172
21630013675   3310 E RANSOM ST                          Long Beach         CA   90804    $112,500     $111,804
21630013677   123-125 S ALEXANDRIA AVE                  Los Angeles        CA   90004    $296,250     $293,610
21630013678   8145 LANGDON AVE                          Van Nuys           CA   91406    $500,000     $495,458
21630013683   3850 West 102nd Street                    Inglewood          CA   90304    $595,000     $588,208
21630013684   3700, 3710, 3720, 3730 KINGS ROW          RENO               NV   89503    $400,000     $396,995
21630013685   6928 RADFORD AVE                          North Hollywood    CA   91605    $186,750     $184,482
21630013689   1775 W 96TH ST                            Los Angeles        CA   90047    $120,000     $118,842
21630013691   926-932 South Fedora Street               Los Angeles        CA   90006    $303,600     $301,381
21630013704   3010 1/2-3016 ASBURY ST                   Los Angeles        CA   90065    $199,500     $197,869
21630013713   1411 E 61ST ST                            Los Angeles        CA   90001    $157,500     $156,212
21630013715   324-330 N INDIAN HILL BLVD.               CLAREMONT          CA   91711    $347,000     $343,476
21630013717   100 North Normandie Avenue                Los Angeles        CA   90004    $161,250     $158,668
21630013722   1061 St. Louis Avenue                     Long Beach         CA   90804    $187,500     $185,830
21630013724   239 S NORMANDIE                           Los Angeles        CA   90004    $307,500     $305,098
21630013741   717 WEST 80TH ST                          Los Angeles        CA   90044    $438,750     $434,968
21630013742   858 W 80TH ST                             Los Angeles        CA   90044    $255,000     $252,802
21630013768   1441 North Edison Blvd.                   Burbank            CA   91505    $390,500     $387,428
21630013779   13637 Cordary Avenue                      Hawthorne          CA   90250    $787,500     $782,764
21630013784   2002 Sunset Blvd.                         Los Angeles        CA   90026    $375,000     $372,068
21630013803   1309-1313 North Willowbrook Avenue        Compton            CA   90222    $233,000     $231,260
21630013830   6027 Makee Ave.                           Los angeles        CA   90001    $175,000     $173,777
21630013831   737-747 South Boyle Ave.                  Los Angeles        CA   90023    $189,000     $187,684
21630013841   1117 South Lake Street                    Burbank            CA   91504    $498,500     $495,020
21630013843   1712 Peyton Avenue                        Burbank            CA   91504    $435,500     $432,460
21630013845   2320 N Catalina Street                    Burbank            CA   91504    $376,000     $373,375
21630013848   4018 Monroe Street                        Los Angeles        CA   90029    $150,000     $148,951
21630013858   3532-3540 E 52nd Street                   Maywood            CA   90270    $252,800     $251,444
21630013873   854 E. Adams Blvd.                        Los Angeles        CA   90011    $325,000     $322,605
21630013874   11822 Vanowen Street & 6756 Hinds Avenue  Los Angeles        CA   91605    $191,250     $189,905
21630013884   20381 Broken Bow Rd.                      Apple Valley       CA   92307    $42,000      $41,705
21630013886   1070 Saint Louis Ave.                     Long Beach         CA   90804    $161,250     $160,148
21630013892   2162 Elm Avenue                           Long Beach         CA   90806    $176,250     $175,045
21630013902   409-419 E. Acacia St.                     Ontario            CA   91761    $225,000     $223,463
21630013903   3189 Euclid Avenue                        Lynwood            CA   90262    $776,250     $771,846
21630013919   1717 & 1721 N Spurgeon Street             Santa Ana          CA   92706    $924,000     $918,337
21630013935   824-828 South Glendale Ave.               Glendale           CA   91205    $419,187     $416,530
21630013953   170-172,174-176,178-180,200-202,204-206   Los Angeles        CA   90003    $91,488      $90,944
              E 65th Street
21630014004   1015 K Street                             Bakersfield        CA   93304    $155,000     $154,238
21630014015   6629-6635 Ajax Avenue                     Bell Gardens       CA   90201    $172,250     $171,316
21630014047   25816 President Avenue                    Harbor City        CA   90710    $142,500     $141,641
21650010908   3510 N BROADWAY                           LOS ANGELES        CA   90031    $180,000     $157,729
21650013155   5732 WARING AVE.                          LOS ANGELES        CA   90038    $146,400     $144,681
21650013662   4517 MAPLEWOOD AVE                        LOS ANGELES        CA   90004    $202,500     $200,773
21650013665   5615 KESTER AVE                           VAN NUYS           CA   91411    $172,500     $171,270
21650013693   401 MERLAYNE DR                           HENDERSON          NV   89015    $89,250      $88,323
21650013725   3846 South Grand Avenue                   Los Angeles        CA   90037    $157,500     $156,396
21650013750   4213 Live Oak Street                      Cudahy             CA   90201    $176,250     $172,736
21650013755   5433 Abbot Place                          Los Angeles        CA   90042    $220,350     $219,028
21650013794   7315 Independence Avenue                  Canoga Park        CA   91303    $550,000     $546,753
21650013796   21115 Saticoy Street                      Canoga Park        CA   91304    $550,000     $546,834
21650013808   5659 Halbrent Ave.                        Los Angeles        CA   91411    $117,500     $115,166
21650013837   1214 A-D  E Hellman St. & 760-66          Long Beach         CA   90813    $175,000     $174,106
              Orange Avenue
21650013846   1504 So. St. Andrews Pl.                  Los Angeles        CA   90016    $175,000     $174,000
21650013850   1307 & 1311 E. Peck Street                Compton            CA   90221    $162,000     $161,260
21650013857   4707 Rosemead Blvd.                       Pico Rivera        CA   90660    $177,500     $176,429
21650013864   5895-5909 3/4 Makee Ave.                  Los Angeles        CA   90001    $320,000     $318,491
21650013897   4217 Lockwood Avenue                      Los Angeles        CA   90029    $133,000     $132,118
21650013899   13715 Cordary Avenue                      Hawthorne          CA   90250    $1,713,250   $1,701,981
21650013904   11775 Culver Blvd.                        Los Angeles        CA   90066    $122,000     $118,698
21650013914   16850 Verdura Avenue                      Paramount          CA   90723    $210,000     $208,737
21650013918   645 N. New Hampshire Avenue               Los Angeles        CA   90004    $186,750     $185,709
21650013920   1516-1524 Owens & 929 Quincy              Bakersfield        CA   93305    $108,000     $107,488
21650013936   7631 Artesia Blvd.                        Buena Park         CA   90621    $143,500     $139,358
21650013951   3976 Illinois Street                      San Diego          CA   92104    $228,000     $219,931
21650013954   1647 W. 206th Street                      Los Angeles        CA   90501    $177,750     $176,877
21650013955   312 Margaret Avenue                       Los Angeles        CA   90022    $187,500     $184,890
21650013957   2024 N Commonwealth Avenue                Los Angeles        CA   90027    $310,375     $308,686
21650013960   817 Pine Street                           Santa Monica       CA   90405    $322,500     $320,756
21650013989   201 E. Leatrice Lane                      Anaheim            CA   92802    $255,555     $253,573
21650014006   1671 Patricia Avenue                      Simi Valley        CA   93065    $431,250     $428,727
21650014007   1115 Alameda Avenue                       Glendale           CA   91201    $435,000     $432,828
21650014011   1926 Chesnut Avenue                       Long Beach         CA   90806    $213,750     $212,746
21650014035   4269 Garthwaite                           Los Angeles        CA   90008    $176,500     $175,692
21650014039   2014 Chestnut Avenue                      Long Beach         CA   90806    $210,600     $209,583
21650014040   1970 Henderson Avenue                     Long Beach         CA   90806    $130,000     $129,372
21650014057   4533 West 17th Street                     Los Angeles        CA   90019    $172,500     $171,667
21650014068   554 West 8th Street                       Los Angeles        CA   90731    $231,000     $229,884
21650014075   336 South Serrano Avenue                  Los Angeles        CA   90020    $217,000     $215,952
21700011060   7042-48 SOPHIA ST.                        Van Nuys           CA   91413    $250,000     $245,063
21700011525   1668-1676 E. WASHINGTON BLVD.             PASADENA           CA   91104    $450,000     $442,111
21700011808   830 W. WILLOW AVE.                        Long Beach         CA   90806    $42,000      $41,372
21700012620   18525 SHERMAN WAY                         Reseda             CA   91335    $291,000     $288,045
21700012962   1670 HILLHURST AVE.                       Los Angeles        CA   90027    $455,000     $449,136
21700013016   807 W. GRAND BLVD                         CORONA             CA   91720    $220,000     $217,385
21700013106   8800-8920 LIMONITE AVE                    Riverside          CA   92509    $2,915,000   $2,879,410
21700013110   1401 S. ARVILLE ST.                       Las Vegas          NV   89102    $700,000     $692,304
21700013115   4615 SAN FERNANDO RD                      GLENDALE           CA   91204    $110,000     $109,062
21700013118   321 AND 323 MAIN ST.                      El Segundo         CA   90245    $200,000     $197,732
21700013121   1440 E. 17TH STREET                       Los Angeles        CA   90021    $150,000     $148,613
21700013124   1401 W. 3RD STREET                        Los Angeles        CA   90017    $201,000     $199,142
21700013146   14760 VENTURA BLVD.                       Sherman Oaks       CA   91403    $663,600     $655,711
21700013167   1180-1182 1/2 EAST VERNON AVENUE          Los Angeles        CA   90011    $90,000      $89,261
21700013168   1439 W. JEFFERSON BLVD.                   Los Angeles        CA   90007    $122,000     $120,998
21700013171   146,150,168, & 170 EAST BONITA AVENUE     San Dimas          CA   91773    $420,000     $415,544
21700013200   4864-4868 MELROSE AVE.                    Los Angeles        CA   90029    $175,500     $173,835
21700013234   288 NORTH IRONWOOD DRIVE                  Apache Junction    AZ   85220    $461,500     $455,450
21700013237   402 N. MONTGOMERY                         Ojai               CA   93023    $135,000     $133,640
21700013240   3517, 3515 & 3518 SOUTH CEDAR ST.         TACOMA             WA   98411    $86,000      $26,279
21700013249   5933-5939 MONTEREY ROAD                   Los Angeles        CA   90042    $253,500     $251,210
21700013288   4121 PENNSYLVANIA AVE                     La Crescenta       CA   91214    $320,000     $316,848
21700013354   1133 CRENSHAW BLVD                        LOS ANGELES        CA   90019    $150,000     $148,666
21700013355   1135-1137 CRENSHAW BOULEVARD              LOS ANGELES        CA   90019    $183,000     $181,372
21700013370   5462 2ND ST                               IRWINDALE          CA   91706    $222,500     $220,068
21700013402   4061 TWEEDY BOULEVARD                     SOUTH GATE         CA   90280    $78,000      $77,137
21700013442   7342 ORANGE THORPE AVE                    BUENA PARK         CA   90621    $800,000     $791,909
21700013532   22102 CLARENDON ST                        Woodland Hills     CA   91367    $225,000     $223,149
21700013546   2321 S HOOPER                             Los Angeles        CA   90011    $97,800      $97,113
21700013562   408 S BEACH BLVD                          Anaheim            CA   92804    $1,110,000   $886,756
21700013603   1043 STUART ST                            Lafayette          CA   94549    $500,000     $495,549
21700013610   1200-1228 S GREENWOOD AVE                 Montebello         CA   90640    $1,050,000   $1,040,150
21700013621   7714 FOUNTAIN AVE                         West Hollywood     CA   90046    $133,250     $132,309
21700013641   23277 VENTURA BLVD                        Woodland Hills     CA   91364    $98,000      $97,206
21700013687   11924-48 WASHINGTON BLVD. And 11925       Los Angeles        CA   90066    $1,231,500   $1,217,711
              Louise Ave
21700013701   18220 SHERMAN WAY                         Reseda             CA   91335    $1,600,000   $1,582,792
21700013709   1505 South Glendale Avenue                Glendale           CA   91205    $136,500     $135,494
21700013840   4061 W Charleston Blvd.                   Las Vegas          NV   89102    $270,000     $268,492
21700013847   2601-2609 W Martin Luther King Jr. Bl.    Los Angeles        CA   90008    $164,500     $163,427
21700014008   8823 Ocean View Avenue                    Whittier           CA   90605    $311,250     $309,545
21700031791   1542,1544 & 1546 East Anaheim Street      Long Beach         CA   90813    $315,000     $304,816
21720013703   124 S GLENDALE AVE                        Glendale           CA   91205    $285,600     $282,817
21720013721   1460 Bellflower Boulevard                 Bellflower         CA   90706    $370,000     $367,571
21720013759   7485,89 & 95 El Camino Real               Atascadero         CA   93422    $600,000     $594,507
21720013781   9606 State Street                         South Gate         CA   90280    $104,000     $103,413
21720013798   7112-16 Melrose Avenue                    Los Angeles        CA   90046    $190,200     $187,775
21720013804   1001 S. Arrowhead                         San Bernadino      CA   92408    $825,000     $820,414
21720013824   1021 Grandview Ave.                       Glendale           CA   91201    $1,300,000   $1,291,073
21720013849   2115-2121 University Ave.                 Riverside          CA   92507    $170,000     $169,154
21720013885   20502-20540 E. Arrow Highway              Covina             CA   91724    $1,950,000   $1,938,101
21720013915   11739 Ventura Blvd.                       Los Angeles        CA   91604    $297,500     $296,089
21720013916   8618 Sepulveda Blvd.                      North Hills        CA   91343    $265,000     $263,925
21720013930   7174 Melrose Avenue                       Los Angeles        CA   90046    $354,000     $352,139
21720013938   6020-6042 S. Santa Fe Avenue/2401-2409    Huntington Park    CA   90255    $662,557     $658,893
              Randolph Street
21720013969   801-853 W. Palmdale Blvd.                 Palmdale           CA   93551    $1,700,000   $1,657,068
21720013983   343 E. Plamdale Blvd.                     Palmdale           CA   93550    $257,000     $255,802
21720013986   614 Ford Blvd/4532 & 4540 Floral Dr &     Los Angeles        CA   90022    $300,000     $298,829
              4521 Fischer St.
21720014013   674 W. Arrow Highway                      San Dimas          CA   91773    $900,000     $896,434
21720014037   2500-2515 Santa Monica Boulevard          Santa Monica       CA   90404    $1,387,500   $1,380,813
21720014042   15501-15505 South Vermont Avenue          Gardena            CA   90247    $305,000     $303,740
22330013086   201 W PASADENA AVE                        PHOENIX            AZ   85013    $448,000     $443,673
22600013301   4888 JESSIE AVE                           LA MESA            CA   91941    $437,500     $420,778
22630011247   17717 SCHERZINGER LN                      Santa Clarita      CA   91351    $319,000     $311,587
22630012540   1334 PETERSON AVE                         LONG BEACH         CA   90813    $153,300     $151,361
22630012726   1220-1230 CEDAR AVENUE                    Long Beach         CA   90813    $110,500     $108,987
22630012924   927 MAGNOLIA AVENUE                       Long Beach         CA   90813    $252,000     $248,528
22630012947   306 EASTMINISTER COURT                    HENDERSON          NV   89015    $110,500     $109,050
22630012948   303 EASTMINISTER COURT                    HENDERSON          NV   89015    $110,500     $109,050
22630012953   319 WEST ATLANTIC AVENUE                  HENDERSON          NV   89015    $162,500     $160,368
22630012988   5510 N. 35TH AVENUE                       PHOENIX            AZ   85022    $497,000     $491,479
22630012995   2025 S SHENANDOAH ST                      LOS ANGELES        CA   90034    $195,000     $192,352
22630013004   1 EAST NAVAJO ROAD                        Tuscon             AZ   85705    $215,000     $212,844
22630013012   1839 WEST NEIGHBORS AVENUE                Anaheim            CA   92801    $211,500     $208,701
22630013060   1333 EAST CAMPBELL AVENUE                 Phoenix            AZ   85014    $85,000      $83,940
22630013082   1502 W. 204TH STREET                      Los Angeles        CA   90501    $301,500     $297,686
22630013128   15138-15144 GUNDRY AVENUE                 Paramount          CA   90723    $178,750     $169,537
22630013130   425 E BROWN RD                            MESA               AZ   85201    $660,000     $651,650
22630013131   3125 NORTH 37TH STREET                    Phoenix            AZ   85018    $262,500     $259,179
22630013140   5023-5031 BAKMAN AVENUE                   North Hollywood    CA   91601    $360,000     $355,306
22630013159   337 NORTH MCDONALD AVENUE                 Wilmington         CA   90744    $127,050     $125,772
22630013177   3269-3275 1/2 BRAMSON PLACE               San Diego          CA   92104    $84,000      $82,993
22630013192   1182-1184 3/4 E. 52ND STREET              Los Angeles        CA   90011    $126,000     $124,563
22630013209   2716 VIA PASEO                            Montebello         CA   90640    $161,000     $159,070
22630013215   11031-11037 LOUISE AVENUE                 Lynwood            CA   90262    $410,000     $399,476
22630013219   3028 NORTH GERONIMO                       Tuscon             AZ   85705    $240,000     $237,123
22630013253   10246 NORTH 7TH AVENUE                    Phoenix            AZ   85020    $100,750     $99,604
22630013257   9644-9648 N. 10TH AVENUE                  Phoenix            AZ   85020    $165,000     $163,123
22630013261   3250-54 W 9TH ST                          LOS ANGELES        CA   90006    $140,000     $138,532
22630013279   4313 NORMAL AVENUE                        Los Angeles        CA   90029    $300,000     $296,774
22630013284   401 NORTH D STREET                        Eloy               AZ   85231    $210,000     $207,486
22630013285   5502 NORTH 27TH AVENUE                    Phoenix            AZ   85017    $442,000     $437,132
22630013312   223-227 1/2 SOUTH AVENUE 20               Los Angeles        CA   90031    $151,125     $149,512
22630013326   2208,2212,2216 VIA CORONA                 Montebello         CA   90640    $365,000     $361,104
22630013344   760 PLYMOUTH DR N                         KEIZER             OR   97303    $1,015,000   $1,005,732
22630013359   173 WEST STATE STREET                     EL CENTRO          CA   92243    $104,000     $103,004
22630013369   6802-6850 N 44TH AVE                      GLENDALE           AZ   95301    $260,000     $257,510
22630013398   9003-9013 DUDLEXT AVE                     SOUTH GATE         CA   90280    $130,200     $128,907
22630013399   1952 JUNIPERO AVENUE                      SIGNAL HILL        CA   90806    $204,750     $202,743
22630013417   3147 W OLYVE                              FRESNO             CA   93722    $300,000     $287,070
22630013430   1101 WEST G STREET                        SAN BERNARDINO     CA   92410    $119,000     $117,848
22630013435   1415 W 224TH ST                           TORRANCE           CA   90501    $432,000     $427,303
22630013441   16627 NORTH 25TH STREET                   PHOENIX            AZ   85032    $395,500     $392,554
22630013486   1975 PARSONS ST                           COSTA MESA         CA   92627    $265,000     $240,213
22630013501   2735 LINCOLN PARK AVE                     LOS ANGELES        CA   90031    $246,750     $244,203
22630013502   740 W UNIVERSITY                          Tempe              AZ   85281    $1,275,000   $1,260,435
22630013540   5200 EAST MAIN ST                         Mesa               AZ   85205    $1,035,000   $1,027,302
22630013543   1702 SHERMAN PLACE                        Long Beach         CA   90804    $140,000     $138,848
22630013544   846 NEPTUNE AVE                           Los Angeles        CA   90744    $250,000     $241,598
22630013564   4505-4509 MAPLEWOOD AVE                   Los Angeles        CA   90004    $442,500     $438,591
22630013566   15398 BEAR VALLEY OUTER HIGHWAY           Victorville        CA   92392    $100,000     $98,200
22630013567   3270 MONETTE PLACE                        Los Angeles        CA   90006    $120,000     $118,893
22630013585   12275 16TH ST                             Yucaipa            CA   92399    $105,000     $104,151
22630013607   25407-25422 ULYSSES COURT                 San Bernardino     CA   92405    $100,000     $94,222
22630013608   479 E RICHLAND ST                         UPLAND             CA   91786    $378,750     $375,243
22630013611   2902 E FILMORE ST                         PHOENIX            AZ   85008    $995,000     $985,364
22630013636   3307 MAPLE AVE                            Los Angeles        CA   90011    $172,500     $171,280
22630013637   138 SOUTH BERENDO AVE                     Los Angeles        CA   90004    $250,000     $246,818
22630013650   12112 S. VERMONT                          Los Angeles        CA   90044    $217,500     $215,565
22630013658   5110-5118 & 5028 EDMONSTON RD             Hyatsville         MD   20781    $930,000     $921,802
22630013679   6154 MISSION BLVD                         Riverside          CA   92509    $300,000     $297,465
22630013680   6620 HAZELTINE AVE                        Van Nuys           CA   91405    $379,000     $375,959
22630013740   1514 South Orange Grove Avenue            Los Angeles        CA   90019    $193,200     $191,973
22630013745   4232 46th Street                          San Diego          CA   92115    $169,000     $167,637
22630013746   4561 Adobe Road                           29 Palms           CA   92277    $150,000     $149,165
22630013780   1717 S. Burlington Avenue                 Los Angeles        CA   90006    $172,500     $171,229
22630013786   673 Palm Avenue                           Beaumont           CA   92223    $80,250      $79,603
22630013787   4069 Idaho Street                         San Diego          CA   92104    $243,000     $241,285
22630013800   133-135-137 Baker Street                  San Francisco      CA   94117    $350,000     $347,619
22630013819   15341 & 13549 Van Buren &  15352 & 15362  Midway City        CA   92655    $60,000      $58,543
              Jackson Street
22630013820   6419 Brynhurst Avenue                     Los Angeles        CA   90043    $273,000     $271,166
22630013822   13111 Vanowen Street                      Los Angeles        CA   91605    $412,500     $408,904
22630013862   1711 Coronado Avenue                      Long Beach         CA   90804    $202,500     $200,782
22630013863   731 Irolo Street                          Los Angeles        CA   90005    $175,000     $173,771
22630013868   1412 El Centro Avenue                     El Centro          CA   92243    $91,000      $90,467
22630013906   8101 Langdon Avenue                       Los Angeles        CA   91406    $2,137,500   $2,125,166
22630013961   1047 Myrtle Avenue                        Long Beach         CA   90813    $195,000     $193,736
22630014022   6340 Lankershim Blvd.                     Los Angeles        CA   91606    $2,250,000   $2,239,968
22650012504   5820 W. CLAREMONT                         GLENDALE           AZ   85301    $471,250     $464,420
22650013376   635 N 4TH AVE                             PHOENIX            AZ   88003    $162,000     $160,741
22650013400   232-240 S AVENUE 19                       LOS ANGELES        CA   90031    $123,000     $121,868
22650013431   21151 GOLDEN HILLS BOULEVARD              TEHACHAPI          CA   93561    $115,000     $113,770
22650013459   13063 5TH ST                              YUCAIPA            CA   92399    $875,000     $863,900
22650013565   1004 FRENCH ST                            Santa Ana          CA   92701    $168,000     $166,774
22650013568   2344 W DEVONSHIRE AVE                     Phoenix            AZ   85015    $260,000     $250,346
22650013606   1076-1082 WEST 30TH ST                    Los Angeles        CA   90007    $1,400,000   $1,383,833
22650013613   1810 32ND PLACE NE                        Salem              OR   97303    $817,500     $811,178
22650013614   3294 SUNNYVIEW RD NE                      Salem              OR   97303    $281,250     $279,075
22650013615   406 E 9TH STREET                          Newberg            OR   97132    $656,250     $651,175
22650013747   61 South Main Street                      Midvale            UT   84047    $425,000     $421,949
22650013748   59 West Center Street                     Midvale            UT   84047    $800,000     $794,258
22650013761   3116 Carlyle Street                       Los Angeles        CA   90065    $191,250     $189,962
22650013818   2100 8th Avenue                           Los Angeles        CA   90018    $140,000     $139,131
22650013869   200-230 N. Shannon Road                   Tuscon             AZ   85745    $320,000     $318,107
22650013871   425-429 W Rosewood Avenue                 Orange             CA   92866    $311,250     $309,163
22650013881   420 S. Sherman Street                     Olympia            WA   98502    $2,450,000   $2,436,937
22650013893   1224 W 11th Street                        Pomona             CA   91766    $280,000     $277,744
22650013894   1615-1621 N Harvard Blvd                  Los Angeles        CA   90027    $371,300     $368,877
22650013905   2839 Francis Avenue                       Los Angeles        CA   90005    $240,000     $238,016
22650013928   12119 Ferris Road                         El Monte           CA   91732    $156,100     $155,275
22650013929   417 E. Palm Avenue                        Burbank            CA   91504   $244,300     $243,237
22650013964   501-585 S. Palm Avenue                    Hemet              CA   92543    $251,250     $249,957
22650013971   3232,3238,3302,& 3308 N. 6th Street       Scottsdale         AZ   85251    $322,500     $320,854
22650013972   7902 Milton Avenue                        Whittier           CA   90602    $206,500     $205,434
22650013994   1802 N. 40th Street                       Phoenix            AZ   85008    $82,500      $82,127
22650014019   851 169th Street                          Los Angeles        CA   90247    $172,500     $171,748
22650014021   908 E Turney                              Phoenix            AZ   85018    $42,750      $42,582
22650014028   921 Locust Ave.                           Long Beach         CA   90813    $164,500     $163,745
22650014031   12360 - 12364 Magnolia Boulevard          Valley Village     CA   91607    $317,000     $315,469
                                                        Area
22650014061   4528 Carlisle Boulevard NE                Alburquerque       NM   87109    $2,000,000   $1,989,315
22700012966   1013-1021 N. 21ST AVENUE                  PHOENIX            AZ   85009    $140,000     $138,072
22700012989   528-532 SOUTH LAKE AVENUE                 Pasadena           CA   91101    $430,000     $421,465
22700012996   174 & 180 E. MAIN ST.                     Tustin             CA   92780    $600,000     $592,103
22700013041   16331 LAKESHORE DR                        LAKE ELSINORE      CA   92530    $197,400     $195,510
22700013058   1601 CARMEN DRIVE                         Camarillo          CA   93010    $650,000     $639,812
22700013129   1921 24TH STREET                          Bakersfield        CA   93301    $385,000     $379,885
22700013178   111 AVENIDA PALIZADA                      San Clemente       CA   92672    $800,000     $778,775
22700013210   125 23RD STREET                           Newport Beach      CA   92663    $123,000     $121,833
22700013233   3910 NORTH LONG BEACH BOULEVARD           Long Beach         CA   90806    $1,250,000   $1,214,397
22700013350   824-834 E CALIFORNIA BLVD                 PASADENA           CA   91106    $250,000     $238,147
22700013377   3614 N 15TH AVE                           PHOENIX            AZ   85015    $68,000      $67,430
22700013401   8255 E RAINTREE DR                        SCOTTSDALE         AZ   85260    $900,000     $891,121
22700013425   4375 - 4379 GAGE AVENUE                   BELL               CA   90201    $262,500     $259,895
22700013443   12841 VALLEY VIEW AVE                     LA MIRADA          CA   90638    $850,000     $830,174
22700013470   3000-3020 W LINCOLN AVE                   ANAHEIM            CA   92801    $940,000     $864,419
22700013494   323 S DATE AVE                            Alhambra           CA   91803    $176,000     $174,428
22700013498   3404-3410 W 75TH ST & 7501-07 & 1/2 S.    Los Angeles        CA   90043    $123,500     $122,477
              CRENSHAW BLVD
22700013507   2727 SOUTH SHANNON STREET                 SANTA ANA          CA   92704    $350,000     $346,398
22700013521   270-272 REDONDO AVE                       LONG BEACH         CA   90803    $120,000     $119,088
22700013570   16336 ARROW HWY                           Irwindale          CA   91706    $250,000     $248,494
22700013584   16701 BELLFLOWER BLVD                     Bellflower         CA   90706    $162,000     $160,628
22700013594   4845-4861 FOUNTAIN AVE                    Los Angeles        CA   90029    $440,000     $434,804
22700013638   986 17TH ST                               Costa Mesa         CA   92627    $291,000     $289,259
22700013666   12424 & 12426 PHILADELPHIA ST             Whittier           CA   90601    $149,500     $148,436
22700013760   230 North Orange Avenue                   Brea               CA   92821    $600,000     $593,507
22720013616   505 S PEPPER AVE                          San Bernardino     CA   92410    $406,250     $401,878
22720013681   124-140 E ARROW HIGHWAY                   Covina             CA   91722    $285,000     $265,379
22720013706   1093-1095 AVIATION BLVD                   Hermosa Beach      CA   90254    $135,000     $133,606
22720013764   3909 - 3917 East Anaheim Avenue           Long Beach         CA   90815    $145,000     $142,738
22720013776   15239-15261 Parthenia Street              Los Angeles        CA   91343    $450,000     $447,487
22720013778   9421-9441 West Sam Houston Parkway        Houston            TX   77036    $1,275,000   $1,262,829
22720013852   160 Centennial Way                        Tustin             CA   92680    $354,450     $352,394
22720013870   1701-1709 S Gaffey & 703-707 W 17th       San Pedro          CA   90731    $280,000     $278,584
              Street
22720013912   6767 Sunset Blvd.                         Los Angeles        CA   90028    $2,500,000   $2,484,997
22720013925   4350 Highway 95                           Fort Mojave        AZ   86427    $110,000     $108,460
22720013942   13821 N 35th Drive                        Phoenix            AZ   85023    $320,250     $317,569
22720013967   12321 Carson Street                       Los Angeles        CA   90716    $648,750     $645,037
22720013974   27072 Burbank                             Foothill Ranch     CA   92610    $249,849     $248,559
22720014020   4501-4507 Artersia Blvd.                  Lawndale           CA   90260    $675,000     $671,981
23600013293   33 W LOWER BUCKEYE RD                     AVONDALE           AZ   85323    $1,500,000   $1,484,415
23630013006   3721 LINCOLN AVENUE                       Oakland            CA   94602    $130,000     $128,241
23630013021   1053, 1057, 1059 GLENWOOD WAY             South Lake Tahoe   CA   96150    $488,000     $481,095
23630013047   40 OAK COURT                              Danville           CA   94526    $530,000     $523,032
23630013061   5008 APPLEBLOSSOM DRIVE                   Bakersfield        CA   93309    $206,000     $202,860
23630013076   3705 MORSE AVENUE                         Sacramento         CA   95821    $95,000      $93,780
23630013103   1333-1335 SOUTH VAN NESS AVENUE           SAN FRANCISCO      CA   94110    $217,000     $214,547
23630013147   2001 AND 2023 BROADWAY AND RUMRILL        San Pablo          CA   94806    $695,000     $684,832
23630013287   200 EAST IVANHOE                          CHANDLER           AZ   85225    $1,150,000   $1,136,623
23630013300   1613 6TH STREET                           BERKELEY           CA   94710    $240,000     $219,564
23630013315   2327-2329 MISSION STREET                  San Francisco      CA   94117    $500,000     $491,976
23630013337   1624 P ST                                 SACRAMENTO         CA   95814    $140,000     $138,597
23630013461   4242 CAMPUS AVE                           SAN DIEGO          CA   92103    $185,000     $182,792
23630013487   14755 ARMSTRONG WOODS RD                  Guerneville        CA   95446    $213,000     $207,227
23630013500   3060 PORTER ST                            SOQUEL             CA   95073    $620,000     $511,247
23630013514   15207 DICKENS ST                          Los Angeles        CA   91403    $155,000     $153,452
23630013519   100 E OAK ST                              Lodi               CA   95240    $260,000     $257,672
23630013574   928 BLACK DIAMOND ST`                     Pittsburg          CA   94565    $156,000     $154,680
23630013575   45 W 10TH ST                              Pittsburg          CA   94565    $156,000     $154,683
23630013609   646 16TH ST                               Oakland            CA   94612    $365,000     $362,070
23630013645   8701 HILLSIDE ST                          Oakland            CA   94605    $1,387,500   $1,373,565
23630013647   1672-1696 EAST AVE                        Hayward            CA   94541    $600,000     $595,042
23630013716   3209-3211-3213-3215 Filbert Street        Oakland            CA   94607    $185,000     $184,036
23630013772   727-731 Florida Street                    San Francisco      CA   94110    $564,000     $560,169
23630013793   136 E. 12th Street                        Oakland            CA   94606    $1,200,000   $1,189,827
23630014003   1725-1729 Seminary Avenue                 Oakland            CA   94603    $620,000     $616,467
23650013428   15510-70 MAUBERT AVE                      SAN LEANDRO        CA   94578    $290,000     $287,822
23650013775   738 6th Avenue                            San Francisco      CA   94118    $220,000     $218,600
23650013975   4345 Rilea Way                            Oakland            CA   94605    $371,200     $368,573
23650013984   306 Cliff Street                          Santa Cruz         CA   95060    $486,500     $484,155
23650014053   3161 Cadillac Drive                       San Jose           CA   95117    $450,000     $447,719
23650014065   1060-1064 Fell Street                     San Francisco      CA   94117    $395,000     $392,913
23700013018   1001 10TH STREET                          MODESTO            CA   95354    $200,000     $193,363
23700013093   1428-1432 FRANKLIN STREET                 Oakland            CA   94612    $336,000     $326,874
23700013188   8805 ELK GROVE BOULEVARD                  Elk Grove          CA   95624    $412,000     $407,565
23700013299   535, 537 AND 539 MAIN STREET              Half Moon Bay      CA   94019    $190,000     $188,155
23700013325   1411-1415 W. EL CAMINO REAL               Mountain View      CA   94040    $500,000     $494,411
23700013365   1700 PORTER WAY                           STOCKTON           CA   95207    $500,000     $495,353
23700013372   300 EAST CAMELBACK ROAD                   PHOENIX            AZ   85012    $550,000     $525,745
23700013405   3171 GURNEVILLE RD                        SANTA ROSA         CA   95406    $570,000     $555,425
23700013493   659-665 VALENCIA STREET                   SAN FRANCISCO      CA   94121    $814,000     $803,255
23700013557   2051 UNIVERSITY AVE                       Berkeley           CA   94704    $500,000     $495,772
23700013558   1804-1816 EUCLID AVE                      Berkeley           CA   94709    $720,000     $713,394
23700013583   870 OLD COUNTRY RD                        Belmont            CA   94002    $175,000     $172,679
23700013590   1313-1317 MASON ST                        SAN FRANCISCO      CA   94133    $400,000     $395,207
23700013593   14154 SKYWAY                              Magalia            CA   95954    $178,750     $177,490
23700013605   3510 MAIN ST                              Oakley             CA   94561    $125,000     $120,409
23700013660   1749, 51, 55 & 57 BROADWAY ST             Oakland            CA   94612    $835,000     $828,218
23700013661   819 North Pacific Avenue                  Glendale           CA   91201    $250,000     $245,634
23700013672   1950 MARTIN LUTHER KING JR WAY            Berkeley           CA   94703    $1,150,000   $1,141,415
23700013727   640 N. San Joaquin Street                 Stockton           CA   95203    $660,000     $655,830
23700013731   17415 Monterey Road                       Morgan Hill        CA   95037    $900,000     $893,432
23700013749   619 West Charter Way                      Stockton           CA   95206    $193,500     $190,171
23700013860   19500 Monterey Road                       Morgan Hill        CA   95073    $385,000     $373,120
23700013952   4223-4227 Telegraph Avenue                Oakland            CA   94609    $160,000     $158,517
23700014062   218 I Street                              Antioch            CA   94509    $189,000     $187,920
23720013321   2089 SOUTH BASCOM AVENUE                  CAMPBELL           CA   95008    $1,025,000   $1,011,195
23720013531   350 COLLEGE AVE                           Santa Rosa         CA   95401    $350,000     $345,615
23720013547   150 CARNATION DR                          Watsonville        CA   95076    $570,500     $563,587
23720013695   3603-07 SACRAMENTO & 405-23 LOCUST ST     San Francisco      CA   94115    $1,320,000   $1,304,020
23720013754   2501-2599 8th Street                      Berkeley           CA   94710    $1,475,000   $1,459,193
23720013875   3430 Lake Tahoe Blvd                      South Lake Tahoe   CA   96150    $500,000     $496,018
23720013882   7505 Tam O Shanter Drive                  Stockton           CA   95210    $187,000     $184,543
23720013890   1280 17th Avenue                          Santa Cruz         CA   95062    $635,000     $629,259
23720013898   1550 South Winchester Blvd.               Campbell           CA   95008    $475,000     $471,596
23720013911   2063 Pacheco Street                       Concord            CA   94520    $178,500     $176,714
23720013987   551-559 Haight Street                     San Francisco      CA   94117    $850,000     $846,027
23720014000   3919-3925 4th Avenue                      San Diego          CA   92103    $731,250     $725,225
23720014045   1525 Park Street                          Alameda            CA   94501    $221,000     $219,994
23720014054   709-711 Fillmore Street                   San Francisco      CA   94117    $435,000     $432,701
24330013113   912-914 COUNTRY CLUB AVE                  CHEYENNE           WY   82001    $285,000     $274,681
24630011333   1608-1610 BOULDER ST. & 2559 16TH S       DENVER             CO   80211    $292,500     $285,561
24630012999   1560 VINE STREET                          Denver             CO   80206    $140,000     $138,164
24630013005   570 SOUTH FAIRFAX STREET                  GLENDALE           CO   80222    $280,000     $271,956
24630013013   1823 NORTH NEVADA AVENUE                  Colorado Springs   CO   80907    $189,875     $187,312
24630013020   172 SOUTH CLARKSON STREET                 Denver             CO   80209    $260,000     $256,195
24630013085   215 EAST FIRST AVENUE                     Mesa               AZ   85210    $280,000     $275,948
24630013108   8774-8784 WEST 46TH AVENUE                Wheat Ridge        CO   80001    $200,000     $197,243
24630013117   316 WEST ROOSEVELT STREET                 Phoenix            AZ   85003    $220,000     $217,131
24630013133   1144-48 DOWNING STREET                    Denver             CO   80218    $134,000     $104,226
24630013139   4509-20-24 LAFAYETTE/4540-44 NICHOL       Omaha              NE   68132    $400,000     $394,940
24630013148   1285 CLARKSON STREET                      Denver             CO   80218    $497,000     $490,392
24630013190   594-598 SOUTH LINCOLN STREET              Denver             CO   80209    $378,000     $373,332
24630013196   510 EAST 8TH STREET                       Dallas             TX   75203    $245,000     $236,801
24630013208   1734 & 1738 SOUTH COLLEGE STREET          Tempe              AZ   85281    $93,210      $92,092
24630013214   4948-50 & 5017-31 GASTON AVENUE           Dallas             TX   75214    $287,500     $283,800
24630013235   2615 & 2619 LIGARDE STREET                Laredo             TX   78043    $229,800     $217,687
24630013251   1810-1814 WEST CAROL AVENUE               Phoenix            AZ   85020    $75,000      $74,118
24630013270   4215 EAST FAIRMOUNT STREET                Tuscon             AZ   85712    $236,250     $232,782
24630013302   3,4,5,6,7,8 WESTWAY CIRCLE                Montgomery         TX   77356    $120,000     $118,760
24630013304   1680 BEELER STREET                        Aurora             CO   80010    $386,250     $381,880
24630013313   4928 LIVE OAK ST                          DALLAS             TX   75246    $192,500     $190,529
24630013332   1690 YARROW STREET                        Lakewood           CO   80215    $157,500     $155,819
24630013333   12 SHERMAN STREET                         Denver             CO   80203    $240,500     $186,779
24630013352   806 EAST CAROL AVENUE                     Phoenix            AZ   85020    $390,000     $385,669
24630013371   1233 N 35TH ST                            PHOENIX            AZ   85008    $562,500     $556,806
24630013385   2269 WEST OAK STREET                      DENTON             TX   76201    $412,500     $405,316
24630013394   3666 S PEARL ST                           ENGLEWOOD          CO   80110    $339,500     $335,847
24630013411   1718-1732 6TH AVE                         MESA               AZ   85204    $158,000     $153,681
24630013436   2313 EMPORIA ST                           AURORA             CO   80010    $120,000     $118,747
24630013479   815 SHERMAN ST                            DENVER             CO   80203    $468,750     $463,870
24630013489   5425 GASTON AVE                           Dallas             TX   75214    $147,000     $145,542
24630013490   801 E HATCHER RD                          Phoenix            AZ   85020    $275,000     $272,290
24630013506   1372 MARION ST & 1314-1316 E 14TH ST      DENVER             CO   80209    $288,750     $285,627
24630013509   5905 E RICHTHOFEN PL                      AURORA             CO   80010    $120,000     $118,846
24630013515   2001 BRISTOL RD                           Laredo             TX   78045    $1,330,000   $1,319,888
24630013517   2861 ELIOT CIRCLE                         WESTMINSTER        CO   80030    $145,000     $133,619
24630013535   1550 S PEARL ST                           Denver             CO   80010    $283,000     $280,426
24630013538   1630 CLINTON ST                           Aurora             CO   80010    $149,250     $147,812
24630013542   9501 WEST PEORIA AVENUE                   PEORIA             AZ   85345    $385,000     $381,476
24630013549   7030 STUART ST, 4250 & 4260 W 70TH PL     Westminster        CO   80030    $420,375     $416,318
24630013555   3000 S UNIVERSITY BLVD                    Denver             CO   80210    $446,250     $442,089
24630013556   291 S PEARL ST                            Denver             CO   80209    $190,500     $187,413
24630013587   3015-3019 W HIGHLAND PARK PLACE           Denver             CO   80211    $141,000     $139,681
24630013589   1407 W SHADY GROVE RD                     Irving             TX   75060    $581,000     $575,571
24630013591   1320 E 12TH AVE                           Denver             CO   80218    $120,000     $118,893
24630013624   1921 E HAYDEN LANE                        Tempe              AZ   85281    $285,750     $280,523
24630013635   820 S FEDERAL BLVD.                       DENVER             CO   80219    $493,125     $488,585
24630013692   9945 WEST 59TH PLACE                      Arvada             CO   80004    $255,500     $243,943
24630013702   1709 & 1717 E ELTON AVE                   Mesa               AZ   85204    $195,000     $192,978
24630013714   520-526 ATWOOD                            Longmont           CO   80501    $165,000     $162,575
24630013720   1225 COLORADO BLVD                        Denver             CO   80206    $723,750     $717,665
24630013756   2301 Emporia Street                       Aurora             CO   80010    $120,000     $119,123
24630013765   1020 Logan Street                         Denver             CO   80203    $568,750     $564,453
24630013766   1630 Pennsylvania Street                  Denver             CO   80203    $318,750     $316,530
24630013771   2310 East Roosevelt                       Phoenix            AZ   85006    $185,000     $181,871
24630013777   1520 Glencoe Street                       Denver             CO   80222    $276,000     $273,972
24630013789   1721 Humboldt Street                      Denver             CO   80218    $372,750     $349,573
24630013854   4912 S Iowa Avenue & 405 SW 50th Street   Loveland           CO   80537    $200,000     $198,526
24630013922   2951-55 Franklin Street                   Denver             CO   80205    $151,875     $150,924
24630013931   1264 Grant Street                         Denver             CO   80203    $490,000     $485,802
24630013956   1565 Moline Street                        Aurora             CO   80010    $408,750     $406,048
24630013963   13082 E 14th Place                        Aurora             CO   80011    $225,000     $223,446
24630013990   1500 W. Lovers Lane                       Arlington          TX   76013    $675,000     $670,507
24630013991   5020 S. 67th East Avenue                  Tulsa              OK   74145    $506,250     $503,171
24630014009   11916 E. 14th Avenue                      Aurora             CO   80010    $142,500     $141,551
24630014052   6427 W. 11th Avenue/1143 Lamar Street     Lakewood           CO   80214    $852,000     $847,647
24630014067   2948 North 38th Street                    Phoenix            AZ   85018    $155,000     $153,565
24630014078   1275 Washington Drive                     Denver             CO   80203    $450,000     $447,216
24650012784   2700 AND 2701 FEDERAL BOULEVARD           DENVER             CO   80211    $682,750     $674,565
24650013220   1984 AKRON STREET                         AURORA             CO   80010    $105,000     $103,968
24650013384   2130 W INDIAN SCHOOL RD                   PHOENIX            AZ   85015    $1,173,750   $1,161,895
24650013465   5849 ORAM ST                              DALLAS             TX   75206    $240,000     $238,175
24650013485   808 & 900 NORTH CENTER ST                 Arlington          TX   76011    $400,000     $396,628
24650013671   3801 STATE HIGHWAY, 198                   Malakoff           TX   75148    $1,000,000   $992,494
24650013674   675 S 300 EAST                            Brigham City       UT   84302    $200,000     $187,151
24650013815   2309 & 2313 North Fitzhugh Avenue         Dallas             TX   75204    $157,500     $154,473
24650013816   2514 Community Drive                      Dallas             TX   75220    $300,000     $297,960
24650013838   1401 Harvard Street                       Houston            TX   77008    $108,750     $108,064
24650013853   5536 N. 31st Street                       Milwaukee          WI   53214    $146,250     $145,466
24650013855   5512 N. 31st. St.                         Milwaukee          WI   53214    $141,000     $140,244
24650013859   4316  N 27th Street                       Phoenix            AZ   85016    $350,000     $347,919
24650013944   1443 Elizabeth Street                     Denver             CO   80206    $371,250     $367,337
24650013946   6203 Dover Street                         Arvada             CO   80004    $191,250     $190,155
24650013980   625 Manco Road                            Lewisville         TX   75067    $270,000     $266,205
24650013992   4520 Hemlock Drive                        Baytown            TX   77521    $414,400     $408,340
24650014014   1801-1803 W Cinnabar Avenue & 9832-9850   Phoenix            AZ   85021    $160,000     $159,244
              N. 18th Avenue
24650014024   405-415 Cora Street                       Arlington          TX   76011    $960,000     $955,133
24650014034   2140 W. Camelback Road                    Phoenix            AZ   85015    $276,250     $275,109
24700012968   1350 CHAMBERS ROAD                        Aurora             CO   80104    $278,000     $274,671
24700013000   7211 REGENCY SQUARE BOULEVARD             Houston            TX   77036    $960,000     $940,559
24700013172   14644 NORTH CAVE CREEK ROAD               Phoenix            AZ   85022    $286,000     $282,865
24700013183   2638 SIXTH STREET NW                      Albuquerque        NM   87107    $60,000      $59,010
24700013317   9995 EAST COLFAX AVENUE                   Aurora             CO   80010    $273,000     $266,603
24700013322   1985 WEST APACHE TRAIL                    Apache Junction    AZ   85220    $269,750     $267,093
24700013390   65-97 S SHERIDAN BLVD                     LAKEWOOD           CO   80226    $794,500     $787,269
24700013412   110-160 W 84TH AVE                        THORTON            CO   80221    $507,500     $502,955
24700013438   500 E THOMAS RD                           PHOENIX            AZ   85012    $480,000     $475,441
24700013475   1279-1281 MARION ST                       DENVER             CO   80216    $105,000     $104,032
24700013744   714-730 East 18th Avenue                  Denver             CO   80218    $210,000     $208,316
24700013970   2865 JANITELL RD                          COLORADO SPRINGS   CO   80910    $1,100,000   $1,086,809
24720013642   5612 Yale Boulevard                       Dallas             TX   75206    $346,000     $335,638
24720013688   590 NORTH ALMA SCHOOL RD                  Chandler           AZ   85224    $750,000     $741,226
24720013965   2225 West Broadway                        Mesa               AZ   85202    $60,000      $59,755
25630011929   465 E. HAYDEN AVENUE                      Hayden Lake        ID   83835    $141,000     $137,939
25630012969   420 NORTH 4TH STREET                      Tacoma             WA   98403    $270,000     $265,738
25630013007   17 WEST CASINO ROAD                       Everett            WA   98204    $995,000     $979,297
25630013054   12704-14 49TH AV/4704-4810 127TH ST       Lakewood           WA   98499    $1,582,500   $1,558,369
25630013075   230 SOUTH 80TH STREET                     Tacoma             WA   98208    $350,000     $345,075
25630013077   8501 MIDVALE AVE N & 8500 NESBIT AVE      Seattle            WA   98103    $715,000     $704,282
25630013087   7001-7005 & 7009-7015 RAINIER AVE S       Seattle            WA   98118    $450,000     $443,582
25630013100   6334 RAINIER AVENUE SOUTH                 Seattle            WA   98118    $825,000     $813,357
25630013101   400 12TH AVENUE EAST                      Seattle            WA   98102    $450,000     $443,217
25630013123   519 PROSPECT STREET                       Seattle            WA   98109    $430,000     $423,396
25630013162   1111 WEST JAMES STREET                    Kent               WA   98032    $675,000     $650,541
25630013252   7510 ROOSEVELT WAY NE                     SEATTLE            WA   98115    $150,000     $147,986
25630013255   14132 37TH AVENUE SOUTH                   Tukwila            WA   98168    $330,000     $325,619
25630013296   8001-8007 DENSMORE AVE N & 1512-1518 N    Seattle            WA   98103    $575,000     $562,493
              BOTH ST
25630013360   635 75THE ST SE                           EVERETT            WA   98203    $265,000     $261,974
25630013396   2615 EAST CHERRY STREET                   SEATTLE            WA   98122    $500,000     $494,465
25630013397   515 22ND AVE                              SEATTLE            WA   98122    $475,000     $469,742
25630013427   205 19TH ST & 1820 E JOHN ST              SEATTLE            WA   98122    $1,150,000   $1,135,626
25630013472   7401 RAINIER AVE S                        SEATTLE            WA   98118    $1,075,000   $1,064,324
25630013473   7325 RAINER AVE S                         SEATTLE            WA   98118    $920,000     $910,700
25630013649   18125 96TH AVE NE                         BOTHELL            WA   98011    $320,000     $316,098
25630013769   3600 S. Oregon Street/4426 36th Avenue S. Seattle            WA   98118    $465,000     $461,649
25630013976   1416 E. Marion Street                     Seattle            WA   98122    $305,000     $302,807
25650013474   102411 47TH AVE                           LAKEWOOD           WA   98499    $313,500     $309,326
25650013536   10 EAST CASINO RD                         Everett            WA   98203    $800,000     $793,565
25650013805   1723 18th Avenue                          Seattle            WA   98122    $907,500     $900,961
25650013988   5311 Chicago Avenue SW                    Lakewood           WA   98499    $201,000     $199,961
25700013079   2112 & 2114 THORNDYKE AVE. WEST           Seattle            WA   98199    $165,000     $162,207
25700013424   11903 NE 128TH ST                         KIRKLAND           WA   98034    $615,000     $603,303
25700013534   2625 E TRENT AVE                          Spokane            WA   99202    $175,000     $173,706
25700013588   1520 HARRISON AVE                         Centralia          WA   98531    $900,000     $881,652
25720013995   119-141 Winslow Way E.                    Bainbridge Island  WA   98110    $235,000     $229,262
25720014036   240 Winslow Way E.                        Bainbridge Island  WA   98110    $420,000     $413,562
26600013221   4155 LANCASTER DR NE                      SALEM              OR   97305    $1,250,000   $1,235,730
26630012473   1871-1875 WILLAMETTE FALLS DR             West Linn          OR   97068    $425,000     $416,879
26630012982   629 E. 19TH STREET                        Oakland            CA   94606    $600,000     $591,057
26630013025   9305 SE HAROLD STREET                     Portland           OR   97266    $383,600     $378,308
26630013031   607-611 NW 18TH STREET                    Portland           OR   97209    $250,000     $246,555
26630013053   1610 SE PIONEER WAY                       Oak Harbor         WA   98277    $143,500     $141,167
26630013062   803-817 N. AINSWORTH                      Portland           OR   97217    $187,500     $184,196
26630013066   3248 SE FERRY SLIP ROAD                   South Beach        OR   97366    $163,536     $161,530
26630013067   8801-8819 NORTH EDISON STREET             Portland           OR   97203    $250,000     $241,585
26630013102   1041 SOUTH COLUMBIA STREET                Seaside            OR   97138    $130,000     $128,272
26630013114   54 NW 13TH STREET                         Gresham            OR   97030    $155,000     $152,875
26630013134   401 NORTH CEDAR STREET                    Canby              OR   97013    $498,750     $492,119
26630013151   6622-6766 NORTH FESSENDEN STREET          Portland           OR   97203    $1,475,000   $1,456,526
26630013203   624-640 SE 146TH AVENUE                   Portland           OR   97233    $130,000     $128,128
26630013277   131 SE 24TH AVE                           PORTLAND           OR   97214    $295,000     $291,662
26630013329   11401 NE SANDY BLVD                       PORTLAND           OR   97220    $216,000     $211,956
26630013334   76251 RAINBOW ST                          OAKRIDGE           OR   97463    $400,000     $395,601
26630013375   6230 SW HALL BLVD                         BEAVERTON          OR   97008    $205,000     $202,602
26630013408   10305 SE WILSONVILLE RD                   WILSONVILLE        OR   97070    $1,150,000   $1,133,715
26630013458   5436-5504 SE CENTER ST                    PORTLAND           OR   97206    $200,000     $197,167
26630013526   1759 JEROME AVE                           Astoria            OR   97103    $93,500      $91,227
26630013529   1108-1110 WOOD AVE                        Kelso              WA   98626    $480,000     $476,349
26630013643   1612 BRYANT ST                            Vancouver          WA   98661    $540,000     $530,799
26630013901   12924-32 SE Powell Blvd.                  Portland           OR   97236    $332,000     $329,896
26650013530   1611 SE 21ST AVE                          Portland           OR   97214    $270,000     $266,806
26650013733   3804 SE Francis Street                    Portland           OR   97202    $216,000     $212,728
26650013738   1217 North Mesa                           El Paso            TX   79902    $217,000     $213,085
26650013757   914-916 W. Yandell                        El Paso            TX   79902    $97,000      $95,403
26650013762   15827 NE Glisan Street                    Portland           OR   97230    $405,000     $402,269
26650013821   1254 8th NW & 3598 Aster St NW            Salem              OR   97304    $308,000     $306,119
26650013838   755 SE Hogan Road                         Gresham            OR   97080    $825,000     $819,978
26650013844   3700-3701 Keltner                         El Paso            TX   79904    $520,000     $516,842
26650013851   1589-1599 Market Street NE                Salem              OR   97301    $285,000     $283,242
26650013856   9221 N Lombard Street                     Portland           OR   97203    $320,000     $317,953
26650013888   3804-3814 SE 54th Avenue                  Portland           OR   97206    $233,000     $231,359
26650013909   1857 Talbot Road S.E.                     Jefferson          OR   97352    $234,000     $232,631
26650013924   12430 NE Glisan Street                    Portland           OR   97230    $1,025,000   $1,019,038
26650013941   4900 SW 170th Avenue                      Aloha              OR   97007    $350,000     $347,859
26650013962   3611-3635 SW Baird Street                 Portland           OR   97219    $380,000     $377,773
26650014029   3721 SE 13th Avenue                       Portland           OR   97202    $395,000     $392,997
26650014059   9222 North Lombard Street                 Portland           OR   97203    $400,000     $398,068
26700012569   12795 SW THIRD STREET                     Beaverton          OR   97005    $160,000     $155,865
26700012929   3811,15,17,19,23,AND 25 SE BELMONT ST     Portland           OR   97214    $200,000     $180,357
26700012967   700 NORTH KILLINGSWORTH                   Portland           OR   97217    $160,000     $157,966
26700013145   10014 - 10024 SW CANYON ROAD              Portland           OR   97225    $370,500     $366,439
26700013223   1741-1835 LANCASTER DR NE                 SALEM              OR   97305    $1,450,000   $1,423,076
26700013227   16 & 28 SW FIRST AVENUE                   Portland           OR   97204    $1,500,000   $1,421,023
26700013268   9014 NE SAINT JONES BLVD                  VANCOUVER          WA   98605    $230,000     $226,133
26700013278   205 SE GRAND AVENUE                       Portland           OR   97214    $570,000     $541,767
26700013403   6529 NE SANOY BLVD                        PORTLAND           OR   97213    $165,000     $162,235
26700013449   940 HIGHWAY 99 N                          EUGENE             OR   97402    $263,250     $249,315
26700013496   6025 JEAN RD                              LAKE OSWEGO        OR   97035    $520,000     $515,238
26700013627   19365 SW 89TH ST                          Tualatin           OR   97062    $250,000     $247,676
26700013664   15659 LOWER BOONES FERRY RD               Lake Oswego        OR   97035    $440,000     $431,152
26700013934   533 NE Schuyler Street                    Portland           OR   97212    $565,000     $561,421
26720013654   324 SE ABERNETHY ST                       Portland           OR   97201    $190,000     $187,914
26720013887   62910 O.B. Riley Road                     Bend               OR   97701    $400,000     $397,776
26720013933   655 C Street                              Silverton          OR   97381    $297,500     $295,339
26720014038   1922 & 2022 NW Division Street            Gresham            OR   97030    $400,000     $398,256
27630013230   324-326 MT. PROSPECT AVENUE               Newark             NJ   7104     $227,500     $225,109
27630013896   1101-1107 West Marquette                  Chicago            IL   60621    $221,900     $218,298
27650013813   1808 S Racine Avenue                      Chicago            IL   60608    $75,000      $74,562
27650013999   5551-5553 W. Congress Parkway             Chicago            IL   60644    $150,000     $149,313
27700013116   16900 DETROIT AVENUE                      Lakewood           OH   44107    $160,000     $158,150
27700013267   361 E. 178TH STREET                       Bronx              NY   10461    $170,000     $168,214
27700013389   2525 WESTCHESTER AVENUE                   BRONX              NY   10461    $350,000     $347,072
27720013977   900-902 W. 59th Street/ 5848-5850 S.      Chicago            IL   60621    $112,500     $112,035
              Peoria Avenue
28630013126   1150-1152 OGDEN STREET EXTENSION          BRIDGEPORT         CT   6604     $140,625     $139,051
28630013269   493 MONMOUTH ST                           JERSEY CITY        NJ   7302     $118,300     $116,848
28630013602   116 HOMESTEAD ST                          ROXBURY            MA   2121     $165,000     $163,411
28630013707   756 Hamburg Turnpike                      Pompton Lakes      NJ   7442     $120,000     $119,158
28630013753   103 Tompkins Avenue                       Stony Point        NY   10980    $225,000     $223,463
28630013817   5-13 Albough Road & 11-13 Wallens Hill    Barkhamsted        CT   6063     $1,200,000   $1,191,425
              Road
28630013985   62 King Cole Road                         Hamburg            NJ   7419     $361,875     $360,271
28650013836   614-616 Park Avenue                       Hoboken            NJ   7030     $300,000     $297,840
28650013889   8-14 Harrison Street                      Manchester         NH   3014     $528,000     $524,683
28650013917   390-392 Main Street                       Biddeford          ME   4005     $143,500     $142,818
28650013937   4177 Post Road                            Warwick            RI   2886     $318,750     $317,123
28650013943   716 Penfield Street                       Bronx              NY   10470    $217,500     $216,405
28650013968   1 & 3 Florida Court                       Maynard            MA   1754     $937,500     $932,721
28650013997   106 Fulton Street                         New Haven          CT   6513     $135,000     $133,953
28700013089   191 VINEYARD RD                           Edison             NJ   8817     $600,000     $593,805
28700013119   175-177 NEWARK AVENUE                     Jersey City        NJ   7302     $247,520     $245,045
28700013239   9 WEST 20TH STREET                        New York           NY   10011    $2,350,000   $2,285,073
28700013338   2 CENTRAL AVE                             West Orange        NJ   7052     $177,000     $175,378
28700013357   342 E 51ST ST                             NEW YORK           NY   10022    $1,040,000   $1,029,972
28700013363   125 JAMES ST                              JERSEY CITY        NJ   7305     $500,000     $488,740
28700013388   132-142 S THIRD ST                        EASTON             PA   18042    $480,000     $475,404
28700013644   230 RT 206 SOUTH                          Flanders           NJ   7836     $700,000     $696,211
28720013770   890 - 898 East 92nd Street                Brooklyn           NY   11236    $210,000     $208,316
28720013996   56-70 Washington Street                   Providence         RI   2910     $228,000     $227,087
28720014049   749 Marin Avenue                          Lyndhurst          NJ   7071     $300,000     $298,184
29630013166   611 NE 3RD STREET                         Hallandale         FL   33009    $144,625     $142,882
29630013198   3109 & 3130 NW 21ST COURT                 Miami              FL   33142    $315,000     $311,153
29630013205   823 NW 2ND AVENUE                         Fort Lauderdale    FL   33311    $84,490      $80,455
29630013294   511 W PERRY ST                            LANTANA            FL   33462    $215,000     $212,705
29630013331   2921 2ND AVE NORTH                        Lake Worth         FL   33461    $275,100     $272,586
29630013478   49-53 UNION ST & 5-15 ADAMS ST            EAST HAMTOM        MA   1027     $345,000     $342,001
29630013510   2124-2138 PARK TERRACE                    COLLEGE PARK       GA   30337    $315,000     $312,188
29630013516   4902-5467 PINE CLUSTER LANE               Orlando            FL   32819    $875,000     $867,944
29630013533   99-105 WENDELL AVE                        Pittsfield         MA   1201     $150,000     $148,801
29630013632   4102 SE 19TH PLACE                        CAPE CORAL         FL   33904    $365,000     $361,608
29630013732   1387 Grand Concourse                      Bronx              NY   10452    $700,000     $693,709
29630013826   814 N G Street                            Lake Worth         FL   33460    $206,250     $204,857
29630013827   901 North F Street                        Lake Worth         FL   33460    $276,950     $275,021
29630013829   611 North Federal Highway                 Lake Worth         FL   33460    $131,800     $130,882
29650013453   402 LAKE OSBORNE DR                       LAKE WORTH         FL   33461    $169,500     $168,085
29650013504   1652 W GRACE ST/603 N ALLEN ST            Richmond           VA   23220    $209,250     $207,799
29650013541   921 EVERGREEN DR                          Lake Park          FL   33403    $288,000     $277,321
29650013807   8603 NW 35th Court                        Coral Springs      FL   33065    $180,000     $178,848
29650013880   3200 & 3230 Cushman Circle SW             Atlanta            GA   30311    $1,190,000   $1,183,714
29650013883   27 Rousseau Road                          Windham            ME   4062     $142,500     $141,610
29650013895   40 West 27th Street                       Hialeah            FL   33010    $173,250     $172,334
29650013900   3911-3919 Wisconsin Street                Lake Worth         FL   33461    $105,000     $104,391
29650013978   11 Tumlin Street                          Cartersville       GA   30120    $175,000     $174,050
29700013297   973 N. HARBOUR CITY BOULEVARD             Melbourne          FL   32935    $350,000     $346,318
29700013362   1718 LAKE AVE                             ASHTABULA          OH   44004    $111,000     $109,960
29700013455   801-809 1/2 E IDLEWILD AVE & 5916-5920    TAMPA              FL   33064    $136,000     $133,231
              N Nebraska
29700013708   1584, 1586, 1588 & 1590 HIGHLAND AVE      Melbourne          FL   32935    $224,000     $222,556
29700013797   4327 Wade Green Road                      Kennesaw           GA   30144    $406,250     $403,359
29720013734   2970 State Road Highway 138               Riverdale          GA   30296    $130,000     $128,655
29720013959   3800 NW 27 Avenue/2727 NW 38 Street       Miami              FL   33142    $500,000     $497,552
29720013982   393 NE 5th Avenue                         Delray Beach       FL   33483    $125,000     $124,447
29720014043   958-998 SW 81 Avenue/8010-8020            North Lauderdale   FL   33068    $850,000     $843,530
              Kimberley Blvd
29720014044   157 Summer Street                         Kennebunk          ME   4043     $225,000     $198,727


                                       First                                                                      Next Rate
             Cut Off         Monthly   Payment   Maturity       Rate      Loan                Maximum    Minimum  Change
Loan Id      Date Rate       Rate      Date        Date         Type      Index     Margin    Rate       Rate     Date
---------------------------------------------------------------------------------------------------------------------------
1630010860    11.500         1,697.69   1-Jun-94   1-May-24       ARM     PRIME       3.550   12.950   6.950     1-May-99
1650010884    8.000          1,526.25   1-Jul-94   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650010970    8.000          1,388.29   1-Dec-94   1-Nov-99       FIXED   FIXED       N/A     N/A      N/A       N/A
1650010992    7.500          1,422.21   1-Jan-95   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011009    8.000          1,357.47   1-Feb-95   1-Jan-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011176    9.000          1,265.27   1-Jul-95   1-Jun-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011307    9.000          941.41     1-Sep-95   1-Aug-25       FIXED   FIXED       N/A     N/A      N/A       N/A
1650011353    8.000          1,320.78   1-Oct-95   1-Sep-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1650012477    8.500          1,209.12   1-Nov-96   1-Oct-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650012536    8.500          1,280.25   1-Dec-96   1-Nov-03       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013002    9.000          854.92     1-May-97   1-Apr-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013105    9.000          936.59     1-Jun-97   1-May-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013429    9.500          2,708.82   1-Nov-97   1-Oct-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013432    9.500          1,572.40   1-Nov-97   1-Oct-02       FIXED   FIXED       N/A     N/A      N/A       N/A
1650013626    9.250          1,373.87   1-Feb-98   1-Jan-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1700010320    12.000         1,133.59   1-Jan-91   1-Dec-00       ARM     PRIME       3.950   17.950   11.950    1-May-99
1700010420    12.500         884.76     1-Nov-91   1-Oct-01       ARM     PRIME       4.250   17.950   11.950    1-Apr-99
1700010464    11.250         1,703.46   1-Jan-92   1-Dec-01       ARM     PRIME       3.550   16.250   10.250    1-Jun-99
1700010497    12.500         3,694.35   1-Apr-92   1-Mar-22       ARM     PRIME       3.950   16.450   10.450    1-Mar-99
1720010854    6.000          1,940.88   1-Apr-94   1-Mar-09       FIXED   FIXED       N/A     N/A      N/A       N/A
1720010996    8.750          1,534.07   1-Feb-95   1-Jan-00       FIXED   FIXED       N/A     N/A      N/A       N/A
1720011304    9.500          1,195.70   1-Sep-95   1-Aug-05       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012241    9.000          1,265.27   1-Jul-96   1-Jun-01       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012333    8.500          2,114.52   1-Oct-96   1-Mar-04       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012709    8.500          1,601.27   1-Feb-97   1-Jan-03       FIXED   FIXED       N/A     N/A      N/A       N/A
1720012974    8.000          525.38     1-Apr-97   1-Mar-04       FIXED   FIXED       N/A     N/A      N/A       N/A
2700010913    11.250         2,368.15   1-Feb-94   1-Jan-24       ARM     PRIME       3.550   13.950   7.950     1-Jul-99
3650011398    9.500          1,934.53   1-May-77   1-Apr-07       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011409    10.000         2,106.18   1-Jan-79   1-Dec-08       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011416    9.500          1,513.80   1-Oct-77   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
3650011424    15.500         1,319.58   1-Dec-84   1-Nov-99       FIXED   FIXED       N/A     N/A      N/A       N/A
3700011598    10.212         2,788.78   1-Feb-88   1-Jan-00       ARM     6MOLIBOR    3.650   16.212   10.212    1-Jun-99
3700011892    9.500          5,253.17   1-Sep-95   1-Sep-05       ARM     6MOLIBOR    3.500   15.500   9.500     1-May-99
3720011393    13.500         3,320.00   1-Nov-80   1-Oct-00       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011402    9.625          2,603.00   1-Jul-74   1-Jun-01       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011403    9.250          925.00     1-Jul-74   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011404    8.000          1,983.00   1-Aug-74   1-Jul-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011405    8.750          984.00     1-Sep-74   1-Aug-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011427    9.500          3,059.00   15-Apr-76  15-Mar-01      FIXED   FIXED       N/A     N/A      N/A       N/A
3720011432    14.000         1,917.05   13-Jun-91  13-May-06      FIXED   FIXED       N/A     N/A      N/A       N/A
3720011612    9.250          3,200.00   1-Jul-74   1-Jun-04       FIXED   FIXED       N/A     N/A      N/A       N/A
3720011616    9.500          3,714.50   1-Jul-77   1-Jun-02       FIXED   FIXED       N/A     N/A      N/A       N/A
21630011696   9.250          1,642.28   1-Dec-95   1-Nov-25       ARM     6MOLIBOR    4.250   14.000   7.500     1-May-99
21630012785   11.250         2,609.16   1-Jul-97   1-Jun-27       ARM     PRIME       3.500   14.750   8.750     1-Jun-99
21630012904   9.500          1,115.00   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012928   9.500          1,110.29   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012931   10.250         1,622.05   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
21630012954   9.750          1,342.08   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012959   9.875          1,091.24   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
21630012960   9.750          1,410.24   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012972   9.750          1,242.36   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012973   9.500          1,309.19   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630012975   9.750          3,301.60   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630012976   9.750          2,401.17   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630012977   9.750          1,546.35   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012990   9.750          1,260.61   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630012992   9.750          5,880.54   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Mar-99
21630013010   9.375          5,150.94   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013027   9.375          913.00     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013028   9.625          1,126.56   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013029   9.750          1,895.21   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.500   7.750     1-Mar-99
21630013030   9.625          1,324.15   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013032   9.875          1,181.32   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
21630013034   8.750          3,027.90   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
21630013037   10.630         1,412.14   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.500   10.630    1-Apr-00
21630013045   9.125          10,971.93  1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013048   9.375          1,837.58   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
21630013050   9.125          2,296.63   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013063   9.250          2,136.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.500   7.500     1-Apr-99
21630013064   9.625          6,032.68   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   14.000   7.500     1-Apr-99
21630013068   10.375         2,167.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Apr-99
21630013070   9.375          1,769.06   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
21630013071   9.625          1,421.82   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
21630013090   9.250          1,060.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-May-99
21630013109   9.000          1,176.43   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
21630013111   9.000          1,044.98   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
21630013137   9.000          982.95     1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
21630013143   8.750          1,651.58   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
21630013149   9.250          1,707.11   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
21630013152   9.125          819.29     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013164   7.875          6,706.33   1-Jul-97   1-Jun-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jun-99
21630013185   9.625          1,859.74   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jul-99
21630013186   9.625          1,352.34   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
21630013193   8.875          1,310.38   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013195   9.125          1,453.00   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013204   9.125          1,325.42   1-Jul-97   1-Jun-12       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013207   8.875          1,214.25   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013216   9.750          5,154.93   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   9.750     1-Jun-00
21630013217   8.875          974.11     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013218   9.125          1,229.67   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013222   9.125          626.16     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630013241   8.875          1,401.52   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013243   8.875          1,786.21   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013246   9.125          1,282.80   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013256   8.875          2,367.34   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013258   8.875          2,801.02   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013263   8.875          942.24     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013265   8.875          1,006.96   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013266   8.875          6,266.49   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.950   7.950     1-Jul-99
21630013272   9.500          2,423.45   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013273   8.875          924.41     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013275   9.125          1,109.57   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013276   9.375          1,231.37   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.250   13.750   8.250     1-Jul-99
21630013281   9.125          1,431.21   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
21630013306   9.500          2,720.14   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013307   9.500          7,871.46   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.750     1-Aug-99
21630013310   9.500          881.26     1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013311   9.250          1,940.60   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Aug-99
21630013320   9.750          1,440.82   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Aug-99
21630013340   9.000          4,881.84   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.250   13.450   7.500     1-Aug-99
21630013341   9.750          15,624.12  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Aug-99
21630013345   9.500          1,952.62   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.950   7.950     1-Aug-99
21630013346   9.250          14,467.35  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.500   14.250   8.250     1-Aug-99
21630013351   9.500          1,468.76   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630013353   9.875          1,070.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Apr-99
21630013361   9.625          1,460.57   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013367   9.750          1,080.61   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
21630013374   9.500          1,610.24   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Mar-99
21630013378   9.625          1,740.80   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013380   9.750          1,120.67   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.450   7.950     1-Mar-99
21630013382   9.500          4,619.91   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.450   7.950     22-Feb-99
21630013387   8.375          5,129.10   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
21630013392   10.250         2,124.19   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   14.450   8.450     1-Mar-99
21630013393   9.625          2,199.33   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
21630013404   9.250          1,170.03   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
21630013415   9.375          2,242.81   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
21630013416   9.375          1,248.43   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.450   7.950     1-Apr-99
21630013418   10.250         12,804.28  1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Mar-99
21630013422   8.875          4,174.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013423   8.875          1,828.94   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013433   8.875          999.15     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013434   8.875          1,669.87   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013444   9.125          1,300.97   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
21630013445   9.375          891.55     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Apr-99
21630013448   8.875          1,261.33   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-Apr-99
21630013457   9.125          1,189.15   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
21630013462   8.875          1,664.75   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
21630013466   8.750          903.58     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.250   7.250     1-May-99
21630013467   8.875          1,080.61   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Apr-99
21630013481   8.750          1,032.22   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-May-99
21630013482   8.750          1,889.49   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-May-99
21630013483   8.500          1,855.29   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013492   8.500          1,247.91   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013497   8.875          5,619.52   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.500   7.500     1-May-99
21630013499   9.500          716.33     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   14.450   8.450     1-May-99
21630013511   9.625          2,334.53   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.450   7.950     1-Jun-99
21630013513   7.750          1,970.73   1-Dec-97   1-Nov-27       ARM     1YRCMT      2.990   13.250   7.750     1-May-99
21630013518   8.440          3,898.88   1-Dec-97   1-Nov-27       ARM     1YRCMT      2.990   14.440   8.440     1-May-99
21630013520   9.600          1,366.13   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.500   9.600     1-May-99
21630013523   8.500          5,344.09   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
21630013548   8.875          1,112.50   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.700   7.700     1-Jun-99
21630013550   8.875          904.17     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
21630013551   8.625          2,746.66   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013553   8.625          2,738.76   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013554   8.625          2,243.57   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013559   8.625          1,944.02   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.750     1-Jun-99
21630013560   9.125          1,336.64   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jun-99
21630013571   8.625          1,497.58   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013572   8.625          1,497.58   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013577   8.625          1,282.02   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013580   8.657          1,506.17   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.750     1-Jul-99
21630013582   8.625          1,631.66   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21630013595   8.875          2,225.21   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013598   8.625          1,274.90   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013599   8.875          694.76     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013600   8.625          3,107.24   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013617   9.625          17,399.00  1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.450   7.950     1-Jul-99
21630013619   8.625          1,009.91   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013629   8.875          2,147.08   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
21630013640   8.625          1,689.90   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013648   8.625          1,903.57   1-Mar-98   1-Feb-28       ARM     1YRCMT      3.250   12.750   7.750     1-Aug-99
21630013651   8.625          1,252.64   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013652   8.625          4,660.87   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   12.750   7.250     1-Jul-99
21630013659   9.125          3,290.03   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013663   8.875          1,049.83   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013669   8.875          3,069.42   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
21630013670   8.125          4,833.19   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.990   13.250   7.250     1-Jul-99
21630013675   9.750          966.73     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.250   9.750     1-Jul-99
21630013677   8.625          2,302.12   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013678   8.625          3,884.75   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013683   9.000          4,765.41   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.950   13.500   7.500     1-Aug-99
21630013684   9.125          3,254.54   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21630013685   8.625          1,447.52   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
21630013689   9.125          973.99     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
21630013691   9.750          2,604.57   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.000   13.990   7.990     1-Aug-99
21630013704   9.000          1,603.05   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.000   13.500   7.500     1-Aug-99
21630013713   9.000          1,265.56   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
21630013715   9.750          2,981.27   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21630013717   9.000          1,291.25   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.250   7.500     1-Mar-99
21630013722   8.375          1,423.48   1-Mar-98   1-Feb-28       ARM     1YRCMT      2.990   13.250   7.250     1-Aug-99
21630013724   9.250          2,526.36   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.750     1-Aug-99
21630013741   8.750          3,446.66   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.250   13.250   7.250     1-Aug-99
21630013742   8.750          2,003.19   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.250   13.250   7.250     1-Aug-99
21630013768   8.375          2,968.17   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    2.700   12.990   6.990     1-Mar-99
21630013779   9.250          6,478.01   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   9.120     1-Mar-99
21630013784   8.750          2,946.40   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
21630013803   9.000          1,873.33   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
21630013830   9.000          1,406.19   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013831   9.000          1,518.73   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013841   9.000          4,005.67   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013843   9.000          3,499.44   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013845   9.000          3,021.33   1-May-98   1-Apr-28       ARM     6MOLIBOR    5.000   12.500   7.500     1-Apr-99
21630013848   9.000          1,205.31   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013858   9.460          2,117.83   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   12.500   9.460     1-Apr-99
21630013873   8.750          2,553.11   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
21630013874   9.000          1,536.70   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.625   13.500   7.500     1-Apr-99
21630013884   9.000          337.47     1-May-98   1-Apr-28       ARM     6MOLIBOR    3.950   13.500   7.500     1-Apr-99
21630013886   9.000          1,295.90   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013892   9.000          1,416.45   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013902   9.000          1,808.25   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
21630013903   9.210          6,361.86   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.500   9.210     1-Apr-99
21630013919   8.060          6,818.66   1-Jun-98   1-May-28       ARM     1YRCMT      2.700   11.900   8.060     1-May-99
21630013935   8.750          3,294.41   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   12.500   7.500     1-May-99
21630013953   9.250          751.80     1-Jun-98   1-May-28       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
21630014004   9.970          1,355.13   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.250   13.820   9.970     1-Jun-99
21630014015   9.125          1,400.00   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
21630014047   8.625          1,107.03   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
21650010908   9.000          1,448.33   1-Aug-94   1-Jul-09       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013155   9.500          1,231.02   1-Jun-97   1-May-02       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013662   8.625          1,575.03   1-Feb-98   1-Jan-03       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013665   9.375          1,434.77   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013693   9.500          782.00     1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013725   10.250         1,411.36   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013750   8.875          1,402.33   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013755   9.875          1,913.41   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013794   8.840          4,362.26   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013796   8.950          4,405.66   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013808   8.790          927.74     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013837   9.490          1,470.22   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013846   9.165          1,428.92   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013850   9.500          1,362.19   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013857   8.853          1,409.48   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013864   9.875          2,778.72   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013897   9.570          1,125.14   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013899   8.440          13,100.63  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013904   9.195          998.81     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013914   8.570          1,625.15   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013918   8.540          1,441.25   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013920   9.320          893.98     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013936   8.820          1,136.10   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013951   8.963          1,828.48   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013954   9.150          1,449.45   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013955   8.650          1,461.70   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013957   8.650          2,419.59   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013960   8.650          2,514.12   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650013989   8.650          1,992.23   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014006   8.350          3,270.21   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014007   8.475          3,337.07   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014011   8.775          1,685.40   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014035   8.900          1,407.48   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014039   8.640          1,640.28   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014040   8.640          1,012.52   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014057   8.640          1,343.53   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014068   8.640          1,799.17   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21650014075   8.640          1,690.13   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700011060   11.250         2,429.64   1-Mar-95   1-Feb-25       ARM     PRIME       3.550   14.450   8.450     1-Jul-99
21700011525   12.000         4,614.11   1-Oct-95   1-Sep-25       ARM     PRIME       3.550   17.300   8.750     1-Mar-99
21700011808   11.250         407.88     1-Feb-96   1-Jan-26       ARM     PRIME       3.550   16.000   8.950     1-Jul-99
21700012620   12.000         2,988.10   1-Jan-97   1-Dec-26       ARM     PRIME       4.250   15.250   9.250     1-Jun-99
21700012962   10.750         4,233.10   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
21700013016   10.750         2,048.85   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
21700013106   8.875          23,204.21  1-Jun-97   1-May-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-May-99
21700013110   9.750          6,011.90   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.750   14.200   8.200     1-May-99
21700013115   12.000         1,129.34   1-Jun-97   1-May-27       ARM     PRIME       3.950   14.950   8.950     1-May-99
21700013118   9.750          1,717.08   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-May-99
21700013121   11.250         1,454.77   1-Jun-97   1-May-27       ARM     PRIME       3.250   14.750   8.750     1-May-99
21700013124   11.250         1,949.39   1-Jun-97   1-May-27       ARM     PRIME       3.250   14.750   8.750     1-May-99
21700013146   9.500          5,575.96   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
21700013167   11.750         907.04     1-Jul-97   1-Jun-27       ARM     PRIME       3.950   14.950   8.950     1-Jun-99
21700013168   11.750         1,229.54   1-Jul-97   1-Jun-27       ARM     PRIME       3.950   14.950   8.950     1-Jun-99
21700013171   10.125         3,719.88   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Jun-99
21700013200   10.625         1,620.05   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jun-99
21700013234   9.875          3,992.02   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Jul-99
21700013237   10.125         1,195.71   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Jul-99
21700013240   11.000         246.40     1-Aug-97   1-Jul-27       ARM     PRIME       3.250   14.750   8.750     1-Jul-99
21700013249   10.625         2,340.07   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jul-99
21700013288   10.250         2,862.52   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
21700013354   10.750         1,397.38   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   14.500   8.500     1-Mar-99
21700013355   10.750         1,704.80   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   14.500   8.500     1-Mar-99
21700013370   10.750         2,069.69   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.000   13.950   8.450     1-Mar-99
21700013402   11.750         806.48     1-Oct-97   1-Sep-22       ARM     PRIME       3.250   14.750   9.250     10-Mar-99
21700013442   8.875          6,361.32   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-Apr-99
21700013532   9.750          1,931.51   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.750   13.700   8.200     1-May-99
21700013546   11.000         929.76     1-Jan-98   1-Dec-27       ARM     PRIME       3.250   14.500   8.500     1-Jun-99
21700013562   9.580          7,562.07   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.700   15.580   9.580     1-Jun-99
21700013603   10.375         4,511.96   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    5.250   13.700   8.200     1-Jul-99
21700013610   9.375          8,711.39   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   6.700     1-Jul-99
21700013621   10.375         1,204.67   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    5.250   14.250   8.250     1-Jul-99
21700013641   9.375          814.11     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jul-99
21700013687   9.750          10,974.36  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700013701   9.950          14,482.86  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21700013709   9.700          1,166.03   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
21700013840   10.500         2,466.20   1-May-98   1-Apr-28       ARM     PRIME       3.250   14.500   8.500     1-Apr-99
21700013847   9.700          1,404.96   1-May-98   1-Apr-28       ARM     6MOLIBOR    4.750   12.700   7.700     1-Apr-99
21700014008   8.875          2,474.26   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.750   13.750   7.750     1-Jun-99
21700031791   9.700          2,628.06   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
21720013703   9.750          2,545.09   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013721   9.375          3,077.48   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013759   9.250          5,138.30   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013781   9.490          873.73     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013798   9.290          1,634.10   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013804   9.090          6,691.64   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013824   8.540          10,032.76  1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013849   10.045         1,497.53   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013885   8.820          15,438.26  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013915   9.320          2,462.57   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013916   10.070         2,339.29   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013930   8.820          2,802.64   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013938   8.570          5,127.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013969   8.650          16,890.39  1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013983   9.400          2,142.27   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720013986   10.275         2,693.89   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014013   9.600          7,633.44   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014037   8.650          10,816.53  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
21720014042   9.400          2,542.39   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22330013086   10.500         4,098.04   1-May-97   1-Apr-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22600013301   9.500          4,618.57   1-Sep-97   1-Aug-12       ARM     6MOLIBOR    3.750   13.750   7.750     1-Aug-99
22630011247   10.250         2,852.26   1-Sep-95   1-Aug-25       ARM     6MOLIBOR    4.550   14.363   7.950     1-Aug-99
22630012540   9.000          1,233.14   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630012726   9.625          938.77     1-Feb-97   1-Jan-27       ARM     6MOLIBOR    4.500   14.000   8.000     1-Jul-99
22630012924   9.125          2,048.09   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
22630012947   9.200          905.06     1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012948   9.200          905.06     1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012953   9.200          1,330.97   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   9.200     1-Mar-00
22630012988   10.060         4,383.59   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   10.060    1-Mar-00
22630012995   9.750          1,672.24   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
22630013004   10.875         2,024.86   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.500   14.950   8.950     1-Apr-99
22630013012   9.625          1,794.53   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-Apr-99
22630013060   9.625          721.76     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Apr-99
22630013082   9.000          2,425.25   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013128   8.750          1,354.87   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
22630013130   9.000          5,309.01   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013131   9.000          2,111.54   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
22630013140   9.000          2,894.68   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
22630013159   11.000         1,207.68   1-Jun-97   1-May-27       ARM     PRIME       2.950   14.250   8.250     1-May-99
22630013177   9.125          683.08     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013192   9.375          1,047.46   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Jun-99
22630013209   9.125          1,309.23   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013215   9.125          3,286.11   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.250   7.750     1-Jul-99
22630013219   9.125          1,951.65   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
22630013253   9.125          819.29     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
22630013257   9.125          1,341.76   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
22630013261   10.000         1,226.51   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Aug-99
22630013279   9.500          2,517.88   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
22630013284   9.625          1,781.05   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
22630013285   9.625          3,752.31   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
22630013312   9.500          1,269.20   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
22630013326   9.500          3,065.40   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
22630013344   9.375          8,437.49   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Apr-99
22630013359   9.750          892.52     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013369   9.750          2,231.30   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013398   9.125          1,058.37   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Apr-99
22630013399   9.750          1,756.75   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Mar-99
22630013417   9.500          3,122.74   1-Dec-97   1-Nov-12       ARM     6MOLIBOR    4.500   13.500   7.500     1-May-99
22630013430   9.125          967.58     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Apr-99
22630013435   8.875          3,432.36   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
22630013441   10.625         3,651.74   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    5.250   14.450   8.950     1-Apr-99
22630013486   7.750          1,899.96   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.750   13.500   7.500     1-May-99
22630013501   8.750          1,938.75   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-May-99
22630013502   7.250          8,704.65   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.250   13.250   7.250     1-May-99
22630013540   10.125         9,168.77   1-Jan-98   1-Dec-04       ARM     6MOLIBOR    5.000   14.000   8.500     1-Jun-99
22630013543   8.875          1,113.91   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013544   8.875          1,938.22   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013564   8.875          3,518.61   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Jun-99
22630013566   8.875          789.25     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
22630013567   8.875          953.82     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
22630013585   8.875          835.03     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.950   7.950     1-Jul-99
22630013607   8.875          755.43     1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.750   13.990   7.990     1-Jul-99
22630013608   7.625          2,682.17   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.000   13.500   7.500     1-Jul-99
22630013611   7.625          7,043.19   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.000   13.250   7.250     1-Jul-99
22630013636   9.750          1,480.23   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.125   14.250   8.250     1-Aug-99
22630013637   8.875          2,076.09   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jul-99
22630013650   8.625          1,690.19   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
22630013658   8.750          7,308.94   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.650   13.250   7.500     1-Jul-99
22630013679   8.875          2,384.93   1-Feb-98   1-Jan-05       ARM     6MOLIBOR    3.750   13.750   7.750     1-Jul-99
22630013680   9.500          3,182.61   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.375   13.740   7.990     1-Jul-99
22630013740   9.625          1,641.61   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.875   13.250   9.495     1-Aug-99
22630013745   9.250          1,388.12   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.750   13.250   7.750     1-Aug-99
22630013746   9.625          1,274.88   1-Apr-98   1-Mar-05       ARM     6MOLIBOR    3.950   13.750   9.500     1-Mar-99
22630013780   8.750          1,355.96   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.250   7.250     1-Mar-99
22630013786   9.000          644.53     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
22630013787   8.875          1,932.14   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.125   12.250   7.500     1-Mar-99
22630013800   9.750          3,002.63   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.000   13.250   7.750     1-Mar-99
22630013819   8.750          466.82     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
22630013820   9.490          2,292.11   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    5.000   13.990   7.990     1-Mar-99
22630013822   7.750          2,953.12   1-Apr-98   1-Mar-28       ARM     1YRCMT      2.700   12.990   6.990     1-Mar-99
22630013862   7.625          1,432.79   1-May-98   1-Apr-28       ARM     1YRCMT      3.000   13.250   7.250     1-Apr-99
22630013863   9.000          1,406.14   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.625   13.250   7.500     1-Apr-99
22630013868   9.125          740.15     1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.750     1-Apr-99
22630013906   8.360          16,223.90  1-Jun-98   1-May-28       ARM     1YRCMT      2.990   13.250   8.360     1-May-99
22630013961   8.625          1,515.30   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.625   13.250   7.500     1-May-99
22630014022   9.030          18,152.58  1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.250   13.250   9.030     1-Jun-99
22650012504   10.500         4,310.71   1-Dec-96   1-Nov-01       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013376   10.170         1,442.06   1-Oct-97   1-Sep-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013400   9.500          1,034.26   1-Oct-97   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013431   10.880         1,117.17   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013459   9.800          7,828.11   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013565   9.450          1,406.52   1-Jan-98   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013568   8.875          2,068.68   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013606   9.440          12,173.42  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013613   8.930          6,536.66   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013614   8.930          2,248.85   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013615   8.930          5,247.32   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013747   8.940          3,401.32   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013748   8.940          6,402.48   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013761   8.625          1,487.53   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013818   9.040          1,130.51   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013869   9.000          2,574.80   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013871   8.320          2,353.66   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013881   8.150          18,234.08  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013893   8.820          2,216.78   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013894   8.290          2,799.91   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013905   8.655          1,871.83   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013928   9.450          1,306.89   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013929   9.150          1,992.12   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013964   8.900          2,003.57   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013971   8.963          2,586.33   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013972   8.900          1,646.71   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650013994   8.963          661.62     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014019   9.140          1,405.39   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014021   9.650          364.16     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014028   8.890          1,310.61   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014031   8.640          2,468.98   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22650014061   8.140          14,870.96  1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22700012966   12.000         1,471.45   1-Jul-97   1-Jun-22       ARM     PRIME       4.200   15.200   9.200     1-Jun-99
22700012989   9.875          3,864.20   1-May-97   1-Apr-22       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
22700012996   9.625          5,094.18   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-Mar-99
22700013041   11.500         1,951.31   1-May-97   1-Apr-27       ARM     PRIME       3.250   14.750   8.750     1-Apr-99
22700013058   9.250          5,329.53   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
22700013129   9.500          3,230.42   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
22700013178   9.625          6,706.10   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
22700013210   10.625         1,135.42   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Jun-99
22700013233   9.500          11,653.97  1-Aug-97   1-Jul-17       ARM     6MOLIBOR    4.375   13.875   8.375     1-Jul-99
22700013350   9.625          2,623.59   1-Oct-97   1-Sep-12       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
22700013377   11.250         659.00     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Mar-99
22700013401   9.625          7,640.81   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
22700013425   10.875         2,466.01   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    5.500   14.500   9.000     1-Apr-99
22700013443   9.875          8,127.93   1-Nov-97   1-Oct-17       ARM     6MOLIBOR    4.500   14.500   9.000     1-Apr-99
22700013470   9.500          12,153.63  1-Dec-97   1-Nov-07       ARM     6MOLIBOR    4.500   13.950   8.450     1-May-99
22700013494   9.500          1,478.22   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-May-99
22700013498   10.000         1,082.44   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.000   13.950   8.450     1-May-99
22700013507   8.625          2,719.58   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.700   13.490   7.990     1-May-99
22700013521   10.250         1,074.32   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.250   14.250   8.750     1-May-99
22700013570   11.750         2,519.69   1-Jan-98   1-Dec-27       ARM     PRIME       3.950   14.750   9.250     1-Jun-99
22700013584   9.375          1,346.04   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jun-99
22700013594   10.125         4,030.12   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    5.000   14.250   8.250     1-Jul-99
22700013638   10.250         2,607.01   1-Feb-98   1-Jan-08       ARM     6MOLIBOR    4.250   14.200   10.250    1-Jul-99
22700013666   9.750          1,283.46   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.625   13.700   8.450     1-Jul-99
22700013760   9.500          5,234.60   1-Apr-98   1-Mar-23       ARM     6MOLIBOR    4.000   13.500   7.500     1-Mar-99
22720013616   9.875          3,655.86   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013681   9.480          3,684.72   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013706   9.600          1,188.89   1-Mar-98   1-Feb-03       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013764   9.810          1,298.25   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013776   9.540          3,796.99   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013778   9.390          11,042.30  1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013852   9.040          2,862.20   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013870   9.540          2,362.57   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013912   8.570          19,347.00  1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013925   9.915          958.43     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013942   8.900          2,665.64   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013967   8.400          4,942.43   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720013974   8.900          1,992.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
22720014020   9.015          5,438.49   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23600013293   9.750          12,869.28  1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.000   14.000   8.000     1-Aug-99
23630013006   9.250          1,068.23   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
23630013021   8.875          3,879.55   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.450   7.450     1-Apr-99
23630013047   9.125          4,310.26   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.750   7.750     1-Apr-99
23630013061   8.875          1,635.87   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
23630013076   9.625          806.37     1-May-97   1-Apr-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Apr-99
23630013103   9.450          1,816.75   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-00
23630013147   7.500          4,869.27   1-Jun-97   1-May-27       ARM     1YRCMT      3.250   13.500   7.500     1-May-99
23630013287   8.375          8,736.80   1-Oct-97   1-Sep-07       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
23630013300   9.690          2,051.41   1-Sep-97   1-Aug-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23630013315   10.500         4,708.34   1-Sep-97   1-Aug-22       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23630013337   10.500         1,277.65   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23630013461   7.875          1,340.88   1-Nov-97   1-Oct-27       ARM     1YRCMT      3.250   13.250   7.250     1-Apr-99
23630013487   9.625          1,992.29   1-Dec-97   1-Nov-17       ARM     6MOLIBOR    4.630   14.500   8.500     1-May-99
23630013500   7.500          3,619.67   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.250   13.000   7.500     1-May-99
23630013514   8.875          1,231.85   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-May-99
23630013519   8.750          2,045.69   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.750   8.250     1-May-99
23630013574   9.375          1,296.19   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.950   7.950     1-Jun-99
23630013575   9.375          1,296.22   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.250   13.950   7.950     1-Jun-99
23630013609   9.625          3,097.80   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
23630013645   8.750          10,890.95  1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.650   13.250   7.950     1-Jul-99
23630013647   8.625          4,665.56   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.750   7.750     1-Jul-99
23630013716   9.875          1,606.45   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23630013772   9.750          4,838.58   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.500   13.250   7.750     1-Mar-99
23630013793   8.750          9,432.62   1-Apr-98   1-Mar-28       ARM     1YRCMT      3.625   13.250   7.750     1-Mar-99
23630014003   8.875          4,927.57   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
23650013428   10.000         2,544.96   1-Nov-97   1-Oct-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013775   8.500          1,691.61   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013975   8.400          2,827.95   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650013984   8.650          3,792.61   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650014053   8.400          3,428.27   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23650014065   8.195          2,952.25   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23700013018   10.250         1,958.28   1-May-97   1-Apr-17       ARM     6MOLIBOR    4.950   13.950   7.950     1-Apr-99
23700013093   9.250          2,723.55   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
23700013188   9.875          3,574.22   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Jun-99
23700013299   10.500         1,734.50   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.750   13.950   7.950     1-Aug-99
23700013325   9.250          4,108.35   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.450   13.750   7.750     1-Aug-99
23700013365   10.000         4,382.32   1-Oct-97   1-Sep-07       ARM     6MOLIBOR    4.250   13.750   8.250     1-Mar-99
23700013372   10.750         6,145.76   1-Oct-97   1-Sep-12       ARM     6MOLIBOR    5.000   14.500   8.500     22-Feb-99
23700013405   10.250         5,581.88   1-Oct-97   1-Sep-17       ARM     6MOLIBOR    4.500   13.950   8.250     1-Mar-99
23700013493   9.750          7,248.64   1-Dec-97   1-Nov-22       ARM     6MOLIBOR    4.750   13.950   8.450     1-May-99
23700013557   9.875          4,336.45   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.750   13.500   8.000     1-Jun-99
23700013558   8.875          5,726.17   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.250   7.750     1-Jun-99
23700013583   9.375          1,510.96   1-Feb-98   1-Jan-23       ARM     6MOLIBOR    4.250   13.500   7.500     1-Jul-99
23700013590   7.625          2,827.11   1-Jan-98   1-Dec-27       ARM     1YRCMT      2.990   13.250   7.250     1-Jun-99
23700013593   9.875          1,550.94   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.750   13.950   8.450     1-Jul-99
23700013605   9.750          1,173.29   1-Mar-98   1-Feb-18       ARM     6MOLIBOR    4.500   13.750   7.750     1-Aug-99
23700013660   9.375          6,936.43   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Jul-99
23700013661   9.750          2,366.77   1-Apr-98   1-Mar-18       ARM     6MOLIBOR    4.250   13.750   7.750     1-Mar-99
23700013672   9.625          9,765.73   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.500   8.000     1-Jul-99
23700013727   10.000         5,784.72   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.700   8.200     1-Mar-99
23700013731   9.750          7,721.16   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.500   13.750   7.750     1-Aug-99
23700013749   9.625          1,816.96   1-Apr-98   1-Mar-18       ARM     6MOLIBOR    3.950   13.500   8.000     1-Mar-99
23700013860   9.625          3,199.56   1-May-98   1-Apr-28       ARM     6MOLIBOR    4.250   13.450   7.950     1-Apr-99
23700013952   9.250          1,311.12   1-Jun-98   1-May-28       ARM     6MOLIBOR    4.250   13.750   7.750     1-May-99
23700014062   8.125          1,402.82   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    2.950   13.700   7.700     1-Jun-99
23720013321   10.480         9,663.23   1-Sep-97   1-Aug-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013531   9.750          3,118.99   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013547   9.450          4,964.63   1-Jan-98   1-Dec-04       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013695   8.875          10,964.63  1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013754   9.250          12,631.64  1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013875   10.125         4,587.64   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013882   9.445          1,736.38   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013890   9.125          5,383.36   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013898   9.250          3,907.71   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013911   8.750          1,404.27   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720013987   9.400          7,085.33   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014000   9.025          6,149.15   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014045   9.640          1,880.91   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
23720014054   8.195          3,251.21   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24330013113   10.750         2,660.43   1-Jun-97   1-May-04       FIXED   FIXED       N/A     N/A      N/A       N/A
24630011333   10.250         2,614.02   1-Sep-95   1-Aug-25       ARM     6MOLIBOR    4.550   13.750   7.750     1-Aug-99
24630012999   9.375          1,163.22   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Apr-99
24630013005   8.950          2,242.88   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   8.950     1-Apr-00
24630013013   9.375          1,577.00   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
24630013020   9.125          2,113.02   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
24630013085   9.375          2,323.24   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Apr-99
24630013108   8.750          1,572.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013117   9.000          1,768.97   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-May-99
24630013133   9.000          849.13     1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
24630013139   9.000          3,217.58   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-May-99
24630013148   8.750          3,908.75   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013190   8.875          3,006.58   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013196   8.875          2,182.85   1-Jul-97   1-Jun-17       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013208   9.125          757.97     1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
24630013214   9.125          2,335.83   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
24630013235   9.625          2,412.71   1-Aug-97   1-Jul-12       ARM     6MOLIBOR    4.500   14.250   8.250     1-Jul-99
24630013251   9.125          609.65     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.500   7.500     1-Jul-99
24630013270   8.875          1,873.62   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jul-99
24630013302   10.000         1,051.20   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   14.250   8.250     1-Aug-99
24630013304   9.500          3,241.76   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
24630013313   9.750          1,650.91   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Mar-99
24630013332   9.500          1,322.74   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.450   7.950     1-Aug-99
24630013333   9.125          1,574.98   1-Sep-97   1-Aug-27       ARM     1YRCMT      3.750   13.500   7.500     1-Aug-99
24630013352   9.500          3,273.93   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
24630013371   10.000         4,925.99   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.250   14.000   8.000     1-Mar-99
24630013385   9.500          3,594.66   1-Oct-97   1-Sep-22       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013394   9.500          2,849.38   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013411   9.125          1,271.82   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
24630013436   8.875          953.85     1-Nov-97   1-Oct-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
24630013479   8.500          3,601.16   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013489   8.750          1,155.48   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013490   8.625          2,152.25   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013506   8.500          2,217.41   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013509   8.500          922.64     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.750   7.750     1-May-99
24630013515   9.625          11,304.86  1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24630013517   8.500          1,049.48   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013535   9.250          2,326.09   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-May-99
24630013538   8.625          1,159.71   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013542   8.875          3,062.07   1-Jan-98   1-Dec-27       ARM     1YRCMT      4.250   13.700   7.700     1-Jun-99
24630013549   8.625          3,266.37   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013555   8.625          3,468.57   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013556   8.625          1,480.70   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013587   8.625          1,095.91   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013589   8.625          4,515.85   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630013591   8.875          953.82     1-Jan-98   1-Dec-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
24630013624   7.625          2,005.12   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.990   13.250   7.250     1-Jul-99
24630013635   8.125          3,660.14   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.500   13.250   7.250     1-Jul-99
24630013692   8.625          1,912.69   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
24630013702   8.625          1,513.24   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jul-99
24630013714   8.750          1,296.21   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Aug-99
24630013720   8.750          5,685.27   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Aug-99
24630013756   8.750          943.33     1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
24630013765   8.375          4,320.84   1-Apr-98   1-Mar-28       ARM     1YRCMT      3.250   13.250   7.250     1-Mar-99
24630013766   9.000          2,565.64   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Mar-99
24630013771   8.750          1,446.16   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.750   13.250   7.250     1-Mar-99
24630013777   8.750          2,169.58   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Mar-99
24630013789   9.000          2,999.24   1-Apr-98   1-Mar-05       FIXED   FIXED       N/A     N/A      N/A       N/A
24630013854   8.750          1,571.15   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Apr-99
24630013922   8.750          1,193.68   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
24630013931   7.250          3,338.03   1-Jun-98   1-May-28       ARM     1YRCMT      2.990   13.250   7.250     1-May-99
24630013956   8.500          3,139.76   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013963   8.500          1,728.14   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013990   8.500          5,184.69   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630013991   8.625          3,932.66   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630014009   8.500          1,094.55   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-May-99
24630014052   9.125          6,927.01   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    4.000   14.125   8.125     1-Jun-99
24630014067   8.625          1,204.19   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    3.500   13.250   7.250     1-Jun-99
24630014078   7.875          3,260.99   1-Jul-98   1-Jun-28       ARM     6MOLIBOR    2.750   12.250   7.250     1-Jun-99
24650012784   9.880          5,931.17   1-Mar-97   1-Feb-02       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013220   9.880          912.16     1-Jul-97   1-Jun-02       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013384   9.000          9,444.26   1-Oct-97   1-Sep-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013465   9.625          2,039.98   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013485   9.125          3,254.54   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013671   9.130          8,139.95   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013674   9.500          1,681.71   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013815   8.790          1,395.87   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013816   8.790          2,368.68   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013838   9.125          884.83     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013853   9.500          1,229.75   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013855   9.500          1,185.61   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013859   8.750          2,753.46   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013944   8.570          2,873.03   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013946   8.400          1,457.02   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013980   8.900          2,411.93   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650013992   8.900          3,701.86   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014014   8.750          1,258.73   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014024   8.400          7,313.65   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24650014034   9.400          2,302.74   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24700012968   9.875          2,411.40   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
24700013000   10.500         9,039.14   1-Apr-97   1-Mar-22       ARM     6MOLIBOR    4.750   13.950   7.950     1-Mar-99
24700013172   9.625          2,429.46   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
24700013183   11.000         566.37     1-Jul-97   1-Jun-27       ARM     PRIME       3.250   14.750   8.750     1-Jun-99
24700013317   10.250         2,429.57   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
24700013322   10.250         2,413.02   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
24700013390   10.250         7,109.02   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   8.450     1-Mar-99
24700013412   9.875          4,401.44   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Apr-99
24700013438   9.625          4,074.37   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-Apr-99
24700013475   9.250          862.93     1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.250   13.700   7.700     1-May-99
24700013744   9.700          1,792.71   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Aug-99
24700013970   10.250         9,843.31   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   8.250     1-Mar-99
24720013642   9.875          3,691.72   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24720013688   9.375          6,487.68   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
24720013965   10.000         526.55     1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25630011929   10.000         1,233.44   1-Mar-96   1-Feb-26       ARM     6MOLIBOR    4.250   13.500   7.500     1-Aug-99
25630012969   8.375          2,051.49   1-Apr-97   1-Mar-27       ARM     1YRCMT      3.250   13.500   7.500     1-Mar-99
25630013007   7.625          7,051.49   1-May-97   1-Apr-27       ARM     1YRCMT      3.000   13.500   7.500     1-Apr-99
25630013054   7.875          11,485.67  1-May-97   1-Apr-27       ARM     1YRCMT      3.250   13.500   7.500     1-Apr-99
25630013075   8.875          2,782.69   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.500   13.500   7.500     1-Apr-99
25630013077   7.375          4,948.42   1-Jun-97   1-May-27       ARM     1YRCMT      3.125   13.375   7.375     1-May-99
25630013087   7.500          3,153.94   1-Jun-97   1-May-27       ARM     1YRCMT      3.500   13.500   7.500     1-May-99
25630013100   7.750          5,920.64   1-Jun-97   1-May-27       ARM     1YRCMT      3.500   13.750   7.750     1-May-99
25630013101   7.500          3,151.63   1-Jun-97   1-May-27       ARM     1YRCMT      3.250   13.500   7.500     1-May-99
25630013123   7.250          2,939.48   1-Jun-97   1-May-27       ARM     1YRCMT      2.950   13.250   7.250     1-May-99
25630013162   7.875          4,787.04   1-Jul-97   1-Jun-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jun-99
25630013252   7.875          1,088.20   1-Aug-97   1-Jul-27       ARM     1YRCMT      3.250   13.500   7.500     1-Jul-99
25630013255   8.125          2,450.67   1-Aug-97   1-Jul-27       ARM     1YRCMT      3.500   13.450   7.950     1-Jul-99
25630013296   8.625          4,437.05   1-Sep-97   1-Aug-27       ARM     1YRCMT      3.250   13.500   7.500     1-Aug-99
25630013360   8.375          2,013.70   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.250   13.450   7.950     1-Mar-99
25630013396   8.625          3,887.24   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.450   7.950     1-Mar-99
25630013397   8.625          3,692.87   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.450   7.950     1-Mar-99
25630013427   7.500          8,045.50   1-Nov-97   1-Oct-27       ARM     1YRCMT      2.950   13.250   7.250     1-Apr-99
25630013472   7.950          7,856.25   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.500   13.450   7.950     1-May-99
25630013473   7.950          6,722.28   1-Dec-97   1-Nov-27       ARM     1YRCMT      3.500   13.450   7.950     1-May-99
25630013649   7.250          2,181.56   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.950   13.250   7.250     1-Jul-99
25630013769   8.290          3,506.48   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25630013976   7.250          2,080.64   1-Jun-98   1-May-28       ARM     1YRCMT      2.990   12.250   7.250     1-May-99
25650013474   9.300          2,590.46   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013536   8.960          6,413.97   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013805   8.290          6,843.29   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25650013988   8.900          1,602.85   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25700013079   9.250          1,352.03   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Apr-99
25700013424   9.625          5,170.11   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.750   8.250     1-Apr-99
25700013534   10.250         1,567.05   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    5.250   14.250   8.750     1-May-99
25700013588   9.125          8,167.27   1-Feb-98   1-Jan-18       ARM     6MOLIBOR    3.950   13.750   8.250     1-Jul-99
25720013995   8.900          1,873.98   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
25720014036   8.890          3,346.23   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26600013221   9.625          10,613.39  1-Jul-97   1-Jun-07       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26630012473   11.250         4,122.27   1-Aug-95   1-Jul-25       ARM     PRIME       3.550   16.450   8.450     1-Jul-99
26630012982   8.875          4,769.48   1-Apr-97   1-Mar-27       ARM     1YRCMT      3.750   13.500   7.500     1-Mar-99
26630013025   9.125          3,117.65   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
26630013031   9.125          2,031.84   1-May-97   1-Apr-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
26630013053   8.125          1,066.17   1-May-97   1-Apr-27       ARM     1YRCMT      3.500   13.500   7.500     1-Apr-99
26630013062   8.875          1,489.39   1-Jan-97   1-Dec-26       ARM     6MOLIBOR    3.750   13.500   7.500     1-Jun-99
26630013066   9.875          1,418.11   1-May-97   1-Apr-27       ARM     6MOLIBOR    4.500   13.750   7.750     1-Apr-99
26630013067   8.750          1,927.86   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013102   8.750          1,022.41   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013114   8.750          1,218.51   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013134   8.750          3,922.51   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26630013151   9.125          11,987.99  1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
26630013203   7.500          910.24     1-Jul-97   1-Jun-27       ARM     1YRCMT      2.950   13.250   7.250     1-Jun-99
26630013277   9.500          2,475.91   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.750   13.500   7.500     1-Aug-99
26630013329   10.000         1,892.24   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Mar-99
26630013334   10.000         3,501.62   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   13.500   7.500     1-Aug-99
26630013375   8.625          1,592.76   1-Oct-97   1-Sep-27       ARM     1YRCMT      3.500   13.500   8.000     1-Mar-99
26630013408   8.000          8,420.13   1-Oct-97   1-Sep-27       ARM     1YRCMT      2.950   13.500   7.750     1-Mar-99
26630013458   7.875          1,553.94   1-Nov-97   1-Oct-27       ARM     1YRCMT      3.250   13.250   7.250     1-Apr-99
26630013526   8.875          832.39     1-Jan-98   1-Dec-17       ARM     6MOLIBOR    3.750   13.450   7.950     1-Jun-99
26630013529   9.250          3,948.85   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
26630013643   8.625          4,161.86   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.500   13.750   7.750     1-Jul-99
26630013901   8.750          2,609.20   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-May-99
26650013530   8.500          2,114.52   1-Dec-97   1-Nov-07       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013733   8.560          1,670.05   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013738   9.310          1,995.88   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013757   9.310          892.17     1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013762   8.560          3,131.34   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013821   8.540          2,377.00   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013838   8.790          6,513.87   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013844   8.820          4,116.87   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013851   8.570          2,205.56   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013856   8.570          2,476.42   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013888   8.070          1,721.06   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013909   9.570          1,979.57   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013924   8.320          7,750.99   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013941   8.070          2,585.28   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650013962   8.275          2,861.50   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650014029   8.400          3,009.26   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26650014059   8.640          3,115.43   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26700012569   8.500          1,221.18   1-Dec-96   1-Nov-26       ARM     6MOLIBOR    3.500   13.450   7.450     1-May-99
26700012929   10.750         1,747.28   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    5.000   13.950   7.950     1-Mar-99
26700012967   10.250         1,430.71   1-Apr-97   1-Mar-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
26700013145   9.625          3,147.26   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26700013223   9.625          12,778.94  1-Jul-97   1-Jun-12       ARM     6MOLIBOR    4.500   13.950   7.950     1-Jun-99
26700013227   9.625          15,749.71  1-Aug-97   1-Jul-12       ARM     6MOLIBOR    4.500   13.750   7.750     1-Jul-99
26700013268   10.000         2,008.04   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    4.250   13.750   7.750     1-Aug-99
26700013278   9.375          4,767.88   1-Aug-97   1-Jul-22       ARM     6MOLIBOR    4.250   13.750   7.750     1-Jul-99
26700013403   9.625          1,401.74   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.950   8.450     1-Apr-99
26700013449   9.625          2,168.53   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.250   13.200   7.700     1-Apr-99
26700013496   8.875          4,136.10   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    3.950   13.950   7.950     1-May-99
26700013627   8.875          1,985.75   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    3.700   13.500   7.500     1-Jul-99
26700013664   9.625          4,132.09   1-Feb-98   1-Jan-18       ARM     6MOLIBOR    4.500   14.200   8.200     1-Jul-99
26700013934   8.625          4,390.69   1-Jun-98   1-May-28       ARM     6MOLIBOR    3.700   13.500   7.500     1-May-99
26720013654   9.780          1,697.16   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720013887   9.320          3,311.02   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720013933   9.790          2,659.47   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
26720014038   9.140          3,258.87   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27630013230   9.375          1,891.83   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.200   14.000   8.000     1-Jul-99
27630013896   9.500          2,064.89   1-May-98   1-Apr-18       ARM     6MOLIBOR    4.125   13.500   8.250     1-Apr-99
27650013813   9.040          605.63     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27650013999   8.900          1,196.16   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
27700013116   9.500          1,344.86   1-Jun-97   1-May-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
27700013267   9.375          1,413.67   1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.200   14.000   8.000     1-Jul-99
27700013389   10.250         3,132.53   1-Nov-97   1-Oct-27       ARM     6MOLIBOR    4.875   14.330   8.330     1-Apr-99
27720013977   9.400          937.77     1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28630013126   9.500          1,182.46   1-Jun-97   1-May-27       ARM     6MOLIBOR    3.750   15.500   9.500     1-May-00
28630013269   8.375          899.44     1-Aug-97   1-Jul-27       ARM     1YRCMT      3.750   13.500   7.500     1-Jul-99
28630013602   7.500          1,154.16   1-Feb-98   1-Jan-28       ARM     1YRCMT      2.700   13.500   7.500     1-Jul-99
28630013707   9.950          1,047.18   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    4.500   13.950   7.950     1-Aug-99
28630013753   9.000          1,810.41   1-Mar-98   1-Feb-03       FIXED   FIXED       N/A     N/A      N/A       N/A
28630013817   8.000          8,803.13   1-May-98   1-Apr-28       ARM     1YRCMT      3.375   13.990   7.990     1-Apr-99
28630013985   9.650          3,082.53   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013836   8.853          2,382.21   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013889   8.695          4,133.06   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013917   9.310          1,186.79   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013937   8.963          2,556.26   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013943   9.000          1,750.06   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013968   8.963          7,518.40   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28650013997   8.900          1,076.55   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28700013089   10.875         5,649.07   1-May-97   1-Apr-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-Apr-99
28700013119   10.500         2,262.15   1-Jun-97   1-May-27       ARM     6MOLIBOR    5.500   14.500   8.500     1-May-99
28700013239   9.875          22,478.50  1-Aug-97   1-Jul-17       ARM     6MOLIBOR    4.750   14.500   8.500     1-Jul-99
28700013338   9.500          1,486.27   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-May-99
28700013357   9.625          8,831.37   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    3.950   13.750   8.250     1-Mar-99
28700013363   12.000         5,483.60   1-Oct-97   1-Sep-17       ARM     PRIME       3.500   14.450   8.950     1-Mar-99
28700013388   10.250         4,292.88   1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
28700013644   10.500         6,403.38   1-Feb-98   1-Jan-28       ARM     6MOLIBOR    4.500   13.950   10.500    1-Jul-99
28720013770   10.000         1,908.28   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28720013996   10.150         2,026.19   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
28720014049   10.150         2,757.89   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29630013166   9.125          1,175.99   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
29630013198   9.125          2,521.39   1-Jul-97   1-Jun-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jun-99
29630013205   9.125          661.78     1-Aug-97   1-Jul-27       ARM     6MOLIBOR    4.000   13.750   7.750     1-Jul-99
29630013294   9.500          1,805.65   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.755   13.450   7.950     1-Aug-99
29630013331   9.000          2,212.41   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013478   9.000          2,775.79   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013510   9.000          2,533.82   1-Dec-97   1-Nov-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-May-99
29630013516   9.125          7,117.60   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Jun-99
29630013533   9.125          1,220.24   1-Jan-98   1-Dec-27       ARM     6MOLIBOR    4.000   13.750   8.250     1-Jun-99
29630013632   8.125          2,708.92   1-Feb-98   1-Jan-28       ARM     1YRCMT      3.500   13.250   7.250     1-Jul-99
29630013732   8.875          5,752.06   1-Mar-98   1-Feb-28       ARM     1YRCMT      3.500   13.990   7.990     1-Aug-99
29630013826   9.000          1,657.69   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29630013827   9.000          2,225.45   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29630013829   9.000          1,059.09   1-May-98   1-Apr-28       ARM     6MOLIBOR    3.750   13.500   7.500     1-Apr-99
29650013453   9.500          1,425.25   1-Nov-97   1-Oct-07       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013504   9.500          1,759.49   1-Feb-98   1-Jan-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013541   9.550          3,016.07   1-Jan-98   1-Dec-07       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013807   8.875          1,432.17   1-Apr-98   1-Mar-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013880   9.570          10,067.00  1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013883   8.700          1,115.97   1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013895   8.780          1,366.68   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013900   8.875          835.43     1-May-98   1-Apr-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29650013978   8.650          1,364.25   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29700013297   9.750          3,002.44   1-Sep-97   1-Aug-27       ARM     6MOLIBOR    3.950   13.750   7.750     1-Aug-99
29700013362   10.250         992.94     1-Oct-97   1-Sep-27       ARM     6MOLIBOR    4.500   13.950   7.950     1-Mar-99
29700013455   11.500         1,328.19   1-Nov-97   1-Oct-02       ARM     PRIME       3.250   14.750   9.250     1-Apr-99
29700013708   10.500         2,046.05   1-Mar-98   1-Feb-28       ARM     6MOLIBOR    5.000   14.500   8.500     1-Aug-99
29700013797   9.200          3,323.63   1-Apr-98   1-Mar-28       ARM     6MOLIBOR    4.250   13.700   7.700     1-Mar-99
29720013734   9.630          1,147.58   1-Mar-98   1-Feb-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720013959   10.150         4,443.39   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720013982   9.650          1,064.78   1-Jun-98   1-May-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720014043   8.775          7,002.67   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A
29720014044   9.850          1,796.30   1-Jul-98   1-Jun-08       FIXED   FIXED       N/A     N/A      N/A       N/A


                                   EXHIBIT B


                        FORM OF REQUEST FOR RELEASE AND
                              RECEIPT OF DOCUMENTS



To:      LaSalle National Bank
         135 South LaSalle Street, Suite 1625
         Attention: Asset-Backed Securities Trust Services Group
         Chicago, IL 60674

         Re: ICCMAC Multifamily and Commercial Trust 1999-1, Collateralized Mortgage Bonds, Series 1999-1

                  In connection with the administration of the Mortgage Loans held by you as the Indenture Trustee, we request the release of the (Indenture Trustee's Mortgage Loan File/[specify documents]) for the Mortgage Loan described below, for the reason indicated. The undersigned agrees to acknowledge receipt of such Mortgage Loan File promptly upon receipt.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number

Reason for Requesting Documents (check one)

           1. Mortgage Loan paid in full. (Servicer hereby certifies that all amounts received in connection therewith have been credited or will be escrowed as provided in the Servicing Agreement.)
----------

           2. Mortgage Loan Liquidated. (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to or will be escrowed pursuant to the Servicing Agreement.)
----------

           3.      Mortgage Loan in Foreclosure.
----------


           4.      Other (explain)
----------                        ----------------------------------------------

                  If item 1 or 2 above is checked, and if all or part of the Indenture Trustee's Mortgage Loan File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan. If item 3 or 4 is checked, upon our return of all of the above documents to you as Indenture Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.


                                         [Master Servicer][Special Servicer]
                                         Banc One Mortgage Capital Markets, LLC


                                         By:____________________________________
                                         Name:__________________________________
                                         Title:_________________________________
                                         Date:__________________________________

Documents returned to Indenture Trustee:


By:      ______________________________
Name:    ______________________________
Title:   ______________________________
Date:    ______________________________

                                   EXHIBIT C

                           FORM OF REMITTANCE REPORT


Southern Pacific Bank
ICCMAC 99-1
Primary Servicer Data File (Exhibit B)
Report Due Date: 3rd BD of the Month (Scheduled Balances) and 1 BD after
          Determination Date (Actual Balance)
Determination Date: 17th or Preceding Business Day
Primary Servicer Remittance Date: 1 Business Day after Determination Date

              BOMCM Servicer
             Loan # (will not     Prospectus ID#
            have until transfer      (same as                      Beginning Stated
  Deal ID    of loans occur)      Primary Loan #)   Payment Date   Principal Balance
  -------   -------------------   ---------------   ------------   -----------------






              Ending Statement                   Current Index      Current      Maturity
 Deal ID      Principal Balance   Paid to Date       Rate        Interest Rate     Date
 -------      -----------------   ------------   -------------   -------------   --------










                                 NEXT
                NEXT Period   Period Gross
  Deal ID       Index Rate    Interest Rate
  -------       -----------   -------------








                                                               Unscheduled
                                               Scheduled        Principal
                                 Scheduled    Principal &      Collections
                 Scheduled       Principal     Interest        (Principal       Prepay      Prepayment
  Deal ID     Interest Payment    Payment       Payment       Prepayments)       Date        Premiums
  -------     ----------------   ---------    -----------     ------------      ------      ----------









                            1 Partial Liquidation (Curtailment)
                            2 Payoff Prior to Maturity
                            3 Disposition
                            4 Repurchase
                            5 Full Payoff At Maturity
                            6 DPO
                            7 Liquidation


              Prepayment      Liquidation          Cumulative
               Interest       Prepayment             Other
                Excess           Code               Expense
  Deal ID     (Shortfall)   (see key above)         Advance
  -------     -----------   ---------------       ----------








              A Payment Not Received But Still In Grace Period
              B Late Pymt But Less than 1 Month Delinquent
              0 Current
              1 One Month Delinquent
              2 Two Months Delinquent
              3 Three or More Months Delinquent
              4 Assumed Scheduled Pymt (Performing Matured Balloon)
              7 Foreclosure
              9 REO


                 Status
                 of Loan
                 (see key
  Deal ID         above)               Loan Name             Property Address
  -------        --------              ---------             ----------------








              Actual P&I     Actual         Actual                          END.BAL.
               Payment      Principal      Interest        Cutoff        GENERATED FROM
  Deal ID      Received      Balance       Payment         Balance       USING ANNEX BAL   DIFFERENCE
  -------     ----------    ----------     --------        -------       ---------------   ----------








             30/360       F Fixed                   1 6 Month LIBOR
             Actual/360   V Variable                2 One Year CMT
             30/365                                 3 Bank of America Prime
             Actual/365                             4 Other (Please Specify)



                                                                                Payment
                                                                              Adjustment
                                                     Interest     Interest   Date (enter a                      Primary
               Accrual                   Current       Rate        Rate       N/A if not              Default   Servicer  Primary
                Basis      Rate Type    Interest    Index Base   Adjustment   applicable    Default   Interest    Fee     Servicer
  Deal ID    (see above)  (see above)  Rate Margin  (see above)    Date         to loan     Interest    Rate      Rate      Fee
  -------    -----------  -----------  -----------  -----------  ----------  -------------  --------  --------  --------  --------







                                                                                                                          36,498.87

              Interest   Interest       Primary
                Rate       Rate           Net
  Deal ID     Life Cap   Life Floor    Remittance
  -------     --------   ----------    ----------